UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06722

FORWARD FUNDS

(Exact name of registrant as specified in charter)

433 California Street, 11th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

J. Alan Reid, Jr., President

Forward Funds

433 California Street, 11th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (800) 999-6809

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1 – Reports to Stockholders

The following is a copy of the report transmitted to shareholders of the Forward Large Cap Equity Fund, the Forward Emerald Growth Fund, the Forward Hoover Small Cap Equity Fund, the Forward Hoover Mini-Cap Fund, the Forward Legato Fund, the Forward Emerald Banking and Finance Fund, the Forward Emerald Opportunities Fund, the Forward Global Emerging Markets Fund, the Forward International Equity Fund, the Forward International Small Companies Fund, the Forward Progressive Real Estate Fund, the Sierra Club Equity Income Fund and the Sierra Club Stock Fund, each a series of the registrant, pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

FORWARD FUNDS

Annual Report

December 31, 2006

Annual Report | December 31, 2006

A MESSAGE FROM: J. Alan Reid Jr., President

Dear Shareholder:

2006 was another solid year for the Forward Funds, and I am pleased to report that our family of Funds posted positive returns across the board as of December 31, 2006. In addition, during 2006 we launched two new Funds—the Forward Large Cap Equity Fund which invests in large cap, domestic stocks and the Forward Long/Short Credit Analysis Fund, a fixed income mutual fund open to qualified investors.

If you would have told me at the beginning of 2006 that Federal Reserve chairman Alan Greenspan would retire and the new chairman would continue raising rates; residential real estate sales would weaken and home prices would decline; crude oil would spike to $78 per barrel; gasoline at the pump would top $3 per gallon; the yield curve would be inverted; a multi-billion dollar hedge fund would be wiped out; political power would shift in both the House and the Senate; geopolitical risks would increase in Mexico, Israel, Lebanon, Iran, Nigeria, Venezuela, North Korea, and Thailand; and the ongoing conflict in Iraq—I would have told you not to expect positive returns across the financial markets. Yet in the face of all of these issues—and after a midsummer pull back—the markets managed to post positive returns for 2006.

Beneath the surface of the headlines, a different story unfolded. Media and telecommunication issues, which were among the worst performers in 2005, turned out to be market leaders in 2006. Merger and acquisition activity remained a force in the markets as private equity firms’ appetite for leveraged buy-outs became an increasing factor. Cash on corporate balance sheets continued to increase. The supply of equity securities continued to shrink as a result of mergers and share buybacks. Market volatility as measured by the VIX declined to the lowest levels seen in a generation. Growth in U.S. corporate profitability continued to roll along at a double-digit pace. Valuation levels for the S&P 500 continued to moderate. Interest rates remained modest. Commodity price pressures began to abate. International economies expanded at a healthy pace, and the Forward Funds collectively posted one of their strongest years in its history.

Real Estate Investment Trusts (REITs) continued to provide a solid total return to investors. Developed international and emerging countries weathered a significant correction mid-year and rebounded to finish the year on a positive note. Growth stock managers faced a challenging environment in trying to keep pace with their benchmarks. Technology stocks, banks and health care issues had a difficult time posting meaningful positive returns.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. Investing in foreign securities will involve certain additional risks, including exchange rate fluctuation, less liquidity, greater volatility and less regulation. Real estate funds will be subject to a higher degree of market risk due to concentration in a specific industry or in geographic regions. Investments in real estate and REITS have various risks including vacancies and devaluation based upon adverse economic or regulatory changes. High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results.

VIX is an index of implied volatility based on the CBOE’s OEX options. The exchange calculates the implied volatility of eight at-the-money or near-the-money strikes (both puts and calls) with a weighted average time to maturity of 30 days.

Looking forward to 2007, I would not want to hazard a guess as to what will be the best performing asset class. We believe shareholders should employ asset allocation across a diverse number of asset classes whose historic returns have not been highly correlated.

More often than not, the herd gives up on an asset class just as it is preparing to stage a period of outperformance. One example of this is large cap U.S. stocks, which have underperformed a number of asset classes since 2001. In October of 2006, we launched the Forward Large Cap Equity Fund managed by Affinity Investment Advisors. We are excited to have a new fund for our investors who are interested in a large, core holding. We believe a core/satellite approach to asset allocation—using a core position in large cap, liquid stocks augmented by satellite positions in non-correlated niche asset classes—may be beneficial for investors.

We also believe that the concerns surrounding energy consumption and global climate change will challenge the companies that have failed to prepare for the changing legal and regulatory environment. The Sierra Club Stock Fund pioneered environmentally-based social investing in the mutual fund arena. It is a large cap growth fund which is poised to take advantage of the growing consciousness toward social and environmental issues.

Additionally, we are excited about our latest mutual fund, Forward Long/Short Credit Analysis Fund, which is open to qualified investors. This unique fund is a hybrid structure that fuses many of the attributes of a hedge fund with the best advantages of a mutual fund, including daily pricing, daily liquidity, holdings level transparency and a 1099 tax statement. We believe this product addresses some of the most pressing needs expressed to us by hedge fund investors.

The launch of the Forward Long/Short Credit Analysis Fund is but another example of Forward Thinking. If I was to try to define Forward Thinking, it would include words like dynamic, passionate, entrepreneurial, progressive, solutions-oriented, shareholder focused, and game-changing products.

We remain deeply committed to helping our shareholders attain true portfolio diversification and achieve their long-term financial goals. We also believe that transparent practices give our investors access to the information they need to make important investment decisions. I invite you to review the information in this report and the performance of the Forward Funds in 2006, and thank you for the continued confidence that you place in our Funds.

Best regards,

J. Alan Reid Jr.

President

Forward Management, LLC

FORWARD FUNDS:

A Carefully Selected Team of Portfolio Managers Around the Globe

Forward Funds has assembled a team of investment managers who meet our demanding standards for discipline, performance and the ability to find opportunities others overlook.

San Francisco, California

1.	Forward Management, LLC

Fund managed: Sierra Club Stock Fund

Firm’s assets under management: $2.028 billion (12/31/06)

Overview: Established in 1998, Forward Management is the investment advisor to the Forward Funds. Forward employs an index-like approach to investing in the top 100 stocks (by market cap) that meet both Forward Management’s and the Sierra Club’s stringent criteria for investing.

San Francisco, California

2.	Hoover Investment Management Co., LLC

Funds managed: Forward Hoover Small Cap Equity Fund Forward Hoover Mini-Cap Fund

Firm’s assets under management: $1.822 billion (12/31/06)

Overview: Hoover is a registered investment advisor founded in 1997 by Irene G. Hoover, CFA.1 The firm focuses on the small-capitalization sector using a combination of macro/top-down as well as company-specific/bottom-up investment research.

Irvine, California

3.	Affinity Investment Advisors, LLC

Fund managed: Forward Large Cap Equity Fund

Firm’s assets under management: $445.8 million (12/31/06)

Overview: An independent equity management firm, Affinity was founded in 1992. The firm uses both quantitative and qualitative analysis to identify undervalued stocks with strong earnings momentum, earnings estimate revisions and relative strength.

Union Grove (Milwaukee), Wisconsin

4.	Forward Uniplan Advisors, Inc.

Funds managed: Forward Progressive Real Estate Fund Sierra Club Equity Income Fund

Firm’s assets under management: $530.6 million (12/31/06)

Overview: President Richard Imperiale founded the firm in 1984. Uniplan uses a value-oriented quantitative approach to investing in equities, fixed-income and REIT securities. Forward Management owns 20% of the company.

Mequon (Milwaukee), Wisconsin

5.	Netols Asset Management, Inc.

Fund co-managed: Forward Legato Fund

Firm’s assets under management: $471 million (12/31/06)

Overview: Founded in 2000, Netols specializes in small-cap value stock portfolio management utilizing a value approach to investing with a bottom-up process and a focus on the inefficient and under-followed areas of the stock market.

1 Irene Hoover has earned the right to use the Chartered Financial Analyst designation. 2 This fund is offered by separate prospectus and is not a part of this report.

Minneapolis, Minnesota

6. Riverbridge Partners, LLC

Fund co-managed: Forward Legato Fund

Firm’s assets under management: $943 million (12/31/06)

Overview: Founded in 1987, Riverbridge Partners specializes in small-cap growth stock portfolio management. Riverbridge believes that earnings power determines the value of a franchise. They focus on companies that are building earnings power and the intrinsic value of the company over the long term.

Lancaster, Pennsylvania

7. Emerald Mutual Fund Advisers Trust

Funds managed: Forward Emerald Banking and Finance Fund Forward Emerald Growth Fund Forward Emerald Opportunities Fund

Firm’s assets under management: $2.6 billion (12/31/06)

Overview: The four principal officers of the parent company, Emerald Advisers, Inc., combine more than 70 years of experience in the mutual fund, investment advisory, pension funds management and securities brokerage industries. Emerald’s research staff conducts extensive fundamental research to identify companies whose earnings growth exceeds that of their peer group.

Radnor (Philadelphia), Pennsylvania

8. Conestoga Capital Advisors, LLC

Fund co-managed: Forward Legato Fund

Firm’s assets under management: $271.5 million (12/31/06)

Overview: Founded in 2001, Conestoga specializes in small-cap core stock portfolio management. Conestoga uses a core investment strategy based on investing in well-managed companies that are growing at reasonable valuations and are poised to deliver superior long-term performance.

New York, New York

9. Cedar Ridge Partners, LLC

Fund managed: Forward Long/Short Credit Analysis Fund2

Firm’s assets under management: $60 Million (12/31/06)

Overview: Established in 2004, Cedar Ridge is a SEC registered investment adviser specializing in the credit markets and credit investing with a focus on fixed income arbitrage strategy.

London, England; Geneva, Switzerland

10. Pictet Asset Management Limited

Funds managed: Forward International Equity Fund Forward Global Emerging Markets Fund Forward International Small Companies Fund

Firm’s assets under management: $100 billion (12/31/06)

Overview: Pictet Asset Management is the institutional business division of Pictet & Cie, a Swiss private bank that was founded in 1805, which manages a range of products, including a variety of equity portfolios for U.S. and international institutional clients. The firm has offices in Geneva, Zurich, Singapore and Tokyo in addition to London, investing in emerging and developing markets worldwide.

FORWARD FUNDS:	Table of Contents

Forward Funds are distributed by ALPS Distributors, Inc. P.O. Box 1345, Denver, CO 80201

The report has been prepared for the general information of Forward Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Forward Funds’ Prospectus, which contains more complete information about Forward Funds’ investment policies, management fees and expenses. Investors are reminded to read the Prospectus before investing or sending money.

December 31, 2006

1

Forward Large Cap Equity Fund

The Forward Large Cap Equity Fund was launched on October 31, 2006. In the last two months of the year, the Fund generated a return of 4.24% while its benchmark, the S&P 500 Index, produced a return of 3.33% during the same time period. The primary source of the favorable return between the Fund and the index differential was due to stock selection.

We have chosen to manage the portfolio with an explicit focus on the control and measurement of diversifiable risk. The Fund is constructed using methods that produce a well-diversified portfolio that mirrors the benchmark closely. The Fund has little or no economic sector bias and little or no bias towards any one financial characteristic when those factors are measured against the S&P 500 Index. For example, the size of the capitalization of the average stock in the Fund is very close to that of the average capitalization of the average stock in the S&P 500. The Fund’s PE ratio and the beta of the portfolio are close to the Index. Additionally, the Fund’s commitment to economic sectors such as Financial Services is closely aligned with that of the S&P 500.

Without our efforts at stock selection the portfolio would behave very much as the S&P 500 Index. The Index consists of 500 stocks and our Fund portfolio typically holds around 50 stocks. We select stocks using proprietary research which is intended to enable us to find within a large universe of stocks those that are likely to outperform the average of the universe. In the first two months of the Fund’s operation, stock selection was responsible for virtually the entire margin over the benchmark.

Specific stocks from the portfolio of holdings that contributed to favorable performance include ConocoPhillips in the Energy sector, Citigroup in the Financial Services sector and Cisco in the Technology sector. The Fund’s holding of TXU Corp. in the Utilities sector was a drag on performance.

As the new year begins, we do not expect to implement any major changes in the Fund’s holdings in the near term. We expect turnover in 2007 to fall within an anticipated range of 40% to 60% for the year, as long as there are no economic shocks. As a rule, we do not engage in “top down” investment strategies, thus the outlook for the economy plays little or no role in our stock selection process.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

As of December 31, 2006, the Fund held the following positions in the portfolio:

ConocoPhillips – 2.50%; Citigroup – 3.20%; Cisco – 2.30%; TXU Corp. – 1.68%

These allocations may not reflect the current or future positions in the portfolio.

December 31, 2006	2

Forward Large Cap Equity Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2006

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The first plot point for the Index is based on the month end prior to the Fund’s inception. The values next to the Fund and Index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

3	December 31, 2006

Forward Large Cap Equity Fund

Forward Large Cap Equity Fund

	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2006
Class A (load adjusted)(a)	-1.75%	10/31/06

Class A (without load)(b)	4.24%	10/31/06

(a) Includes the effect of the maximum 5.75% sales charge.

(b) Excludes sales charge.

(c) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance. The Index is adjusted to reflect reinvestment of dividends. Investors cannot invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 180 days of the purchase date. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

December 31, 2006	4

Forward Emerald Growth Fund

The Forward Emerald Growth Fund’s performance trailed the benchmark in the fourth quarter as positive contribution from Technology was offset by weak relative performance in Healthcare, Consumer, Autos and Transportation, Energy and Materials. Performance within Financials, Producer Durables and Utilities were immaterial to overall performance.

Technology performance was the bright spot of the last quarter, driven by exceptional performance within the communications industry, an area the Fund has been overweight for most of 2006. Within communications the portfolio experienced strength in holdings of companies that sell products into fairly diverse end markets including wireless, optics, networking, satellite and defense and the enterprise. Two of the most significant positive contributors were Viasat and Redback.

As we enter 2007, we believe that carriers and corporations view investment in their communications networks as a priority. Disruptive technologies such as IP-over-Ethernet, softswitches, optronics, and wireless broadband are enabling the convergence of traffic onto one IP based network resulting in shared computer processing, storage and data, and networking while using thin devices at the edge of the network. Broadband and WAN optimization have become a major focus as more data must be moved across existing networks in an efficient manner and should continue to drive demand for hosting and related software and services. Additionally, we believe spending by the telecom carriers should resume in 2007 driving sustainable demand for optical components. Software remains an emphasis for the Fund’s portfolio. We remain positive on our longer-term investment thesis that the segment will be driven by merger and acquisition activity, growing adoption of the subscription software model, and the continued trend toward offshore outsourcing of IT services. The portfolio remains overweight in Technology, with an emphasis on communications and software.

After a very strong start to the year, Healthcare was a source of significant underperformance in the fourth quarter of the year. Stock selection was less than stellar both as a result of what the Fund portfolio held and unfortunately what it didn’t. The most notable underperformance was within biotechnology, drugs and pharmaceuticals, and medical and dental instruments and supplies. Performance relative to the index was penalized by the strong deal environment. The acceleration in deals, both acquisitions and partnerships, put us at a disadvantage due to our lack of ownership and thus lack of participation in this event driven performance. Relative weakness was further compounded by several notable stock specific disappointments. The most significant underperformance came from the clinical failure of Telik Inc. and the disappointing third quarter earnings performance from LifeCell.

Looking toward 2007, we believe that Merger and Aquisition activity will continue as large pharmaceutical companies flush with cash aggressively look to build their development pipeline via acquisitions. Activity accelerated in 2006 and we believe it is likely to remain robust in 2007. While a strong M&A environment provides a strong backdrop for the sector, stock selection continues to be focused on company-specific growth prospects. At year end, the portfolio is focused on opportunities in healthcare management services, healthcare information technology, medical and dental instruments, and medical systems. The portfolio is currently equal-weight Healthcare.

Much like Healthcare, after strong performance during the first nine months of the year, performance within the Consumer sector during the fourth quarter was disappointing relative to our internal expectations. Similar to the third quarter, several of the larger portfolio holdings posted less than market returns during the quarter, which pressured relative performance (particularly Wesco and

5	December 31, 2006

Forward Emerald Growth Fund

Nutrisystem). On the positive side the portfolio experienced outperformance within shoes, consumer electronics, textiles, toys and cosmetics. The most notable performer in the Consumer sector was Crocs Inc. While the overall contribution from the Consumer sector was negative in the final quarter, we continue to view the sector very favorably as we head into 2007. Job growth has remained above expectations, energy prices are off their highs and the recession in housing has not impacted spending to the magnitude the market had anticipated. Given this backdrop, we believe the portfolio is positioned to take advantage of opportunities within consumer electronics, casinos and gambling, restaurants, retail, commercial services, shoes, toys and textiles. The portfolio is currently overweight Consumer Discretionary.

The Fund also underperformed in the Autos and Transportation sector as strength in air transportation was unable to offset weakness in the softening trucking industry. As a result, we significantly reduced the Fund’s exposure to the trucking industry, specifically Old Dominion Freight Line. As softness in the domestic automobile and housing sectors appears to have reduced demand for the trucking industry, it has created a temporary over-capacity situation leading to aggressive pricing actions by several trucking firms in an effort to retain freight shipment volumes and pressuring the industry’s near-term growth prospects. We expect the pressure on the growth prospects of the trucking industry will likely persist through the first half of 2007. Although land transportation is likely to remain challenged, we expect air transportation and aerospace in general to remain robust. We believe strength in aerospace will likely be a multi-year phenomenon driven by the global commercial upgrade cycle, and we increased exposure to the air transportation industry by initiating a position in AAR Corporation, a leading supplier of products and services to the aerospace industry. We have further leveraged our industry work on aerospace into related investments in other sectors of the economy that are discussed further below. The portfolio is currently underweight Autos and Transportation.

Energy was also a significant detractor from performance during the quarter. We have further reduced our energy weight during the quarter, as it is our current belief that there are more attractive opportunities in other sectors of the economy. Performance within materials also negatively impacted returns during the quarter. The current underweight position relative to the benchmark overshadowed what was very strong stock selection during the quarter with notably strong contributions from chemical company Airgas and stainless steel company Allegheny Technologies. The robust commercial construction cycle continues to drive demand for electrical steel and we expect this to continue through 2007. While stock selection was positive, we maintained the Fund’s underweight position as we believe the opportunity set is relatively limited at this point in the economic cycle to the more niche situations described above. Therefore, we believe there are more attractive growth opportunities outside of this sector as discussed, specifically in Technology and Consumer.

Financial sector contribution improved during the quarter as strength within financial data and processing offset weakness within REITs, creating a neutral impact to the portfolio. Contribution from the financial data industry rebounded from a weak third quarter due to returns in Digital Insight and Bankrate.

We are very optimistic on the outlook for 2007, as the underpinnings of the advance since August are firmly intact. Market bears have pointed out the length of the advance without a single 2% down day or without a 10% correction. But our counter to this is that bearish sentiment has actually risen during

December 31, 2006	6

Forward Emerald Growth Fund

the same time period that the market rallied. From a psychological positioning, the market’s “Wall of Worry” actually encourages us to expect that the best is yet to come. In addition, we don’t find excessive the S&P 500’s performance since the July 18th market bottom of 15.7% through year-end given the fundamental underpinning and the substantial decline in oil prices, which kicked off the rally.

In addition to lower oil prices, strong corporate profit growth, historic high profit margins, the resultant massive increase in the world’s liquidity, the large pools of private equity dollars, an overdue IT spending cycle emerging, a strong consumer driven by confidence in sustainable job growth, baby boomer spending on the rise until it peaks in 2009-2010, a Federal Reserve on hold, a housing downturn vs. a collapse, inflation constrained by capacity expansion on a worldwide basis, and renewed business executive confidence gives us confidence in predicting a favorable equity market in 2007. We believe this economic slowdown from 2006 is and will be constrained to nothing more than a mid-cycle slowdown. Current portfolio positioning is reflective of our comfort with a stable economic outlook and growing corporate profitability, which we believe favors consumer and technology stocks. Specific to the sectors, we believe trends in global consumerism, broadband expansion and a looming acceleration in the IT spending cycle will drive multiple opportunities within these sectors.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

As of December 31, 2006, the Fund held the following positions in the portfolio:

NutriSystem, Inc. – 2.66%; Airgas, Inc. – 2.09%; CROCS, Inc. – 1.95%; WESCO International, Inc. – 1.94%; Viasat, Inc. – 1.45%; LifeCell Corp. – 1.44%; Allegheny Technologies, Inc. – 1.14%; Bankrate, Inc. – 1.03%; Digital Insight Corp. – 0.60%; Redback Networks, Inc. – 0.51%; Old Dominion Freight Line, Inc. – 0.49%; AAR Corp. – 0.27%; Telik Inc. – 0.00%

These allocations may not reflect the current or future positions in the portfolio.

7	December 31, 2006

Forward Emerald Growth Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2006

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The first plot point for the Index is based on the month end prior to the Fund’s inception. The values next to the Fund and Index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2006	8

Forward Emerald Growth Fund

Forward Emerald Growth Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2006
Class A (load adjusted)(b)	7.19%	5.71%	8.68%	12.45%	10/01/92

Class A (without load)(c)	12.56%	6.75%	9.21%	12.83%	10/01/92

Class C (with CDSC)(d)	11.36%	6.15%	N/A	2.22%	07/01/00

Class C (without CDSC)(e)	12.36%	6.15%	N/A	2.22%	07/01/00

(a) As of May 1, 2005, Forward Management became the Investment Advisor and Emerald Mutual Fund Advisers Trust became the Sub-Advisor to the Fund. Prior to May 1, 2005, Emerald Advisors, Inc. was the investment advisor. Prior to July 1, 2001, the Fund was named the HomeState Pennsylvania Growth Fund and focused on a specific geographic region within the U.S.

(b) Includes the effect of the maximum 4.75% sales charge.

(c) Excludes sales charge.

(d) Includes the 1.00% contingent deferred sales charge.

(e) Excludes the 1.00% contingent deferred sales charge.

(f) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The Index is adjusted to reflect reinvestment of dividends. Investors cannot invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

(g) The Russell 2000 Growth Index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth value. The Index is adjusted to reflect reinvestment of dividends. Investors cannot invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 180 days of the purchase date. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

9	December 31, 2006

Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund

During the fourth quarter of 2006 small caps as measured by the Russell 2000 Index outperformed both the Dow Jones Industrial Average and the S&P 500. The Russell 2000 gained 8.90% during the quarter, bringing it to a positive 18.37% for the year ended December 31, 2006. The 6.70% advance of the S&P 500 during the fourth quarter enabled the S&P 500 to achieve a 15.79% return for the year. The Dow Jones Industrial Average rose 7.39% for the quarter, bringing it to 19.05% for the year. While slightly underperforming the Dow in 2006, small cap stocks have outperformed the S&P 500 and the Dow on an annualized basis over three and five year period. Our underperformance occurred primarily in the second and third quarters during the mid-year sell-off. While we know we cannot beat the Index every quarter, we have outperformed the benchmark over most years and since inception. The Forward Hoover Small Cap Equity Fund (Inv. Class) returned 9.34% and Forward Hoover Mini-Cap (Inv. Class) returned 12.44% for the year ended December 31, 2006 and the Fund’s benchmark, the Russell 2000 Index returned 18.37% for the year.

We were not satisfied with our relative returns in 2006 as was the case in 1999 and 2003 when we also underperformed the benchmark. Our investment philosophy and practice of owning high quality companies with adequate liquidity worked against us in 2006, which was a difficult environment for many active small cap managers. Although more subtle, many of the same factors that detracted from our relative performance in 1999 and 2003 hurt us in 2006. According to statistics produced by Prudential, in the Russell 2000, the smallest (fifth quintile ranked by size, with the largest stocks in the fifth quintile under $350 million market cap) stocks outperformed for the year, up 27.8%, and also outperformed at 10.9% in the fourth quarter. Stocks under $250 million market cap were up 13.7% for the fourth quarter. Stocks trading under $5.00/share were up 12.4% in the fourth quarter and 28.1% for the year, while the lowest growth companies (those with growth under 10%) advanced 22.5% for the year. In contrast, stocks with growth of over 20% advanced only 3.8% for the year while those with no estimated long-term earnings growth rates were up 23.8%. However, we believe our strategy should enable us to outperform in various market environments.

In our opinion the above statistics produced by Prudential confirm our belief that a bubble of sorts is developing in the uninvestable, poorly managed companies with some cash generation that might appeal to the private equity buyer. Hedge funds or speculative investors are trying to predict which stocks will be bought and are bidding them up on speculation. In addition, the increased trading and volatility in the Russell 2000 Index and ETFs advantages the smaller market cap and lower priced stocks in the Russell as these stocks are being purchased in volumes unrelated to their market cap, trading history or earnings prospects. Our risk aversion tactic of requiring liquidity also worked against us. According to Merrill Lynch, the more liquid stocks declined the most in the May-July downtrend. In the third quarter, the stocks with the largest share count in the small cap index declined 2%, while the smallest gained 1.7%. After our last two periods of underperformance (1999 and 2003) we substantially outperformed in the following years as the air came out of the speculative stocks and investors became more selective, returning to higher quality companies such as those in which we invest.

Portfolio Review

Performance in the fourth quarter was driven by Consumer, Healthcare, Energy and Producer Durable and Utilities sectors. Financial Services and Technology detracted from performance due to the speculative moves in the Index of uninvestable small tech component suppliers, small banks and mortgage REITs.

December 31, 2006	10

Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund

In the Autos and Transportation sector we increased our weighting to 4.4%, positioning for lower fuel prices. We had strong performance from AAR Corp., which provides products and services to the worldwide aviation/aerospace industry, and Gentex, a supplier to the auto industry. Although new purchases of Thor, Winnebago and SkyWest detracted from performance in Q4, these stocks are performing well as the year starts as oil prices fall.

Our Consumer Discretionary sector outperformed in the fourth quarter. We lowered our weighting from 26.4% to 22.4% versus the Index weighting of 19.4%. We purchased two travel and leisure stocks, Orient-Express Hotels and Vail Resorts. Stocks in the portfolio that advanced double digits during the quarter include TeleTech Holdings, The Geo Group, Jack in the Box, and United Natural Foods. Several of our other growth retailers had double digit performance during the quarter and have performed well since purchase, including Hibbett Sporting Goods, Aeropostale, Urban Outfitters, Quiksilver and Phillips-Van Heusen. We took profits in Movado Group, Scientific Games, Ann Taylor and Central Garden & Pet, and sold Brightpoint and Tractor Supply Company where trends turned negative. Children’s Place and Charming Shoppes, although positive since initial purchase, paused in the fourth quarter. In the Consumer Staples sector we maintained our weighting of 2% during the quarter. We sold our position in Longs Drug Stores in response to the Wal-Mart $4 co-pay drug program. We added to our positions in Hain Celestial Group Inc. and NBTY Inc., which manufactures and markets vitamins. Both stocks advanced double digits for the quarter and since purchase. These companies are suppliers to our theme of consumer products for a healthy lifestyle.

We lowered our weighting in the Financial Services sector from 23.3% to 18.0% taking profits in REITs that had reached our price targets. We also decreased our weighting in banks in anticipation of weaker Q4 earnings reports because of compressed interest rate spreads and an expected increase in non-performing assets. We took profits in DiamondRock Hospitality and Sterling Bancshares, both up double digits. We added to special situations including financial technology companies and certain capital markets-related stocks as well as special situation insurance companies. Strong performers for the quarter included SL Green Realty, Corporate Office Properties Trust, and Digital Realty Trust. Our capital market stocks, Waddell & Reed, Thomas Weisel Partners Group and KBW Inc., were all up double digits. Disappointments for the quarter included Investment Technology Group and BioMed Realty Trust, both of which are recovering in early 2007. We underperformed in this sector in the last quarter.

Our Healthcare sector outperformed the Index in the fourth quarter due to strong stock performance from West Pharmaceutical Services, Immucor, Healthcare Services Group and United Surgical Partners, all up double digits. We maintained our position in Amedisys, Psychiatric Solutions, Analogic and Pediatrix Medical Group. We continue to seek companies providing cost containment while avoiding companies reliant on binary events like FDA approval or congressional actions, and plan to increase our weighting here in 2007.

We took profits and lowered our weighting during the quarter in Materials and Processing, ending the quarter at 6.65% versus 9.55% for the Index. Our stocks in this sector contain a mix of homeland security, steel and building materials companies. We took profits in Trammell Crow, having advanced over 90% since purchase, and Oregon Steel Mills, up over 50% since purchase, after both had received buyout offers. We maintained our position in Andersons Inc. and Texas Industries Inc., which had a positive quarter advancing over 20%. New purchases included Builders FirstSource, which manufactures,

11	December 31, 2006

Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund

supplies and installs structural building products for residential buildings; Quanta Services, which delivers end-to-end network solutions to the electrical power, gas, telecom, cable and TV industries; and Quanex, a specialty steel and aluminum company selling at a very low price to cash flow ratio. Our Producer Durables outperformed as we increased our weighting, adding Varian Semiconductor, Polycom Inc. and Ryland Group. We took profits in Idex Corporation and maintained our positions in Manitowoc, Gardner Denver and Ametek, all of which had strong fourth quarter performance.

Early in the quarter we increased our weighting in Energy to double the Index weighting. We took profits in Tetra Technologies and sold Bill Barrett, Houston Exploration and Helix Energy Solutions Group. New purchases included Oceaneering International and Goodrich Petroleum, both up double digits during the quarter.

In Technology we maintained our underweighted position, but the sector underperformed. We added PerkinElmer and Checkpoint Systems, both of which advanced for the quarter. Strong performance during the quarter also came from Avocent Corporation. We continue to seek companies generating solid earnings growth, selling at reasonable prices in the Tech sector and, most important, companies which are niche leaders and not secondary suppliers to large companies. We have and expect to continue to add to our Technology weighting in 2007.

Our Utilities sector showed strong performance for the quarter. We maintained our position in Northwest Natural Gas. Utilities located in the Pacific Northwest are benefiting from strong hydro power due to the heavy rains last winter, as well as good or improving regulatory environments, increasing dividends and other specific catalysts. Both of these stocks showed positive performance for the quarter. Idacorp, Inc. and South Jersey Industries had positive performance and PNM Resources and Avista have performed well since purchase. We believe these utilities are currently benefiting from several positive trends including improved balance sheets and ratings from S&P and Moody’s after having divested their non-regulatory businesses, lower fuel costs, and the demographic desire for yield. In addition, we have selected companies with specific advantages such as strong population growth, positive regulatory environment, low cost fuel sources such as hydro power, and special projects to enhance earnings. We are reducing exposure as price targets are being reached.

Market Outlook: Volatility With an Upward Basis

Investors still are split in opinion over whether the current slowdown in economic growth is headed for a soft landing or recession. Investment decisions depend on the answer. Will earnings growth re-accelerate, or is an expected deceleration in the rate of economic growth going to end in recession requiring a more defensive strategy? We remain in the soft landing camp. At this point in the credit cycle, we believe quality stocks will outperform speculative stocks, which benefits our focus on company-specific stocks with accelerating growth catalysts and high-quality businesses.

We believe our portfolio is well positioned for 2007, with special situation consumer stocks, cost containment health care, and stock specific technology. We continue to emphasize themes for growth in 2007 which include security, both international and domestic corrections, aerospace and defense, specific consumer turn around companies, cost containment in healthcare, capital market-related stocks and rising dividend payers. We do not have major sector overweights and are concentrating on the overlooked, high quality companies.

December 31, 2006	12

Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund

Lower energy costs have led to improved consumer buying power, allowing for potentially strong investment returns from special situations in retail that became oversold in the negative December retail environment. In healthcare cost containment we are investing in the automation of diagnostic testing, increased outsourcing of clinical trials by the major pharmaceutical and biotech companies, and the delivery of services in low cost locations such as the home. In the Industrial sector, stocks had become undervalued in the mid 2006 sell-off, offering opportunities in areas such as aerospace and defense, special instrumentation, steel, and non-residential or telecom construction. Select utilities with positive regulatory environments, growing populations and improved balance sheets offer some surprising growth opportunities. In Technology, where there are no new “killer-apps” (maybe Vista?), we like niche dominant companies with new products or services and growing market share. We continue to invest in capital market-related brokers, money managers and service providers as well as selective REITs. Regional banks are on our shopping list after earnings are reported.

The factors creating small cap out performance for the last several years are still in place, including easy credit (credit spreads have narrowed to about 350 basis points from over 900 in 2002) and the continued merger and acquisition wave where larger companies with cash hoards seek to augment slow internal growth by buying smaller companies. Most importantly, earnings growth of small cap companies continues to exceed that of large caps. According to Merrill Lynch, for 2007, earnings of the Russell 2000 are estimated to advance 25% versus 5% for the S&P 500 while the Russell 2000 multiple is 19 versus 15 for the S&P 500. We believe there is still room for upside in valuations based on fundamental earnings growth. In addition, we believe valuations are likely to overshoot for small caps as they did for large caps in 2000. We expect small caps will continue to “climb their own wall of worry”. We do not believe that a stronger performance by large caps will derail the small caps due to the strength of earnings growth for small caps.

Irene G. Hoover, CFA*

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance.

Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials.

* Irene G. Hoover has earned the right to use the Chartered Financial Analyst designation.

13	December 31, 2006

Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund

As of December 31, 2006, the Funds held the following positions in the portfolio:

Forward Hoover Small Cap Equity:

AAR Corp. – 1.42%; Gentex – 0.95%; Thor – 0.51%; Winnebago – 0.51%; SkyWest – 0.00%; Orient-Express Hotels – 1.14%; Vail Resorts – 1.29%; TeleTech Holdings – 1.60%; The Geo Group – 1.51% ; Jack in the Box – 0.56%; United Natural Foods – 1.39%; Hibbett Sporting Goods – 0.98%; Aeropostale – 0.62%; Urban Outfitters – 1.41%; Quiksilver – 0.51%; Phillips-Van Heusen – 1.06%; Movado Group – 0.00%, Scientific Games – 0.00%; Ann Taylor – 0.00%; Central Garden & Pet – 0.00%; Brightpoint – 0.00%; Tractor Supply Company – 0.00%; Children’s Place – 0.96%; Charming Shoppes – 0.50%; Longs Drug Stores – 0.00%; Hain Celestial Group Inc. – 1.32%; NBTY Inc. – 1.08%; DiamondRock Hospitality – 0.00%; Sterling Bancshares – 0.00%; SL Green Realty – 0.00%; Corporate Office Properties Trust – 0.55%; Digital Realty Trust – 1.10%; Waddell & Reed – 1.76% Thomas Weisel Partners Group – 0.00%; KBW Inc. – 0.72%; Investment Technology Group – 0.60%; BioMed Realty Trust – 0.00%; West Pharmaceutical Services – 0.75%; Immucor – 1.14%; Healthcare Services Group – 1.10%; United Surgical Partners – 0.00%; Amedisys – 1.30%, Psychiatric Solutions – 0.50%, Analogic – 0.68%; Pediatrix Medical Group – 1.33%; Trammell Crow – 0.00%; Andersons Inc. – 0.00%; Texas Industries Inc. – 1.04%; Builders FirstSource – 0.88%; Quanta Services – 1.04%; Quanex – 1.00%; Varian Semiconductor – 0.69%; Polycom Inc. – 1.13%; Ryland Group – 1.04%; Idex Corporation – 0.00%; Manitowoc – 1.02%, Gardner Denver – 0.53%; Ametek – 1.09%; Tetra Technologies – 0.00%; Bill Barrett – 0.00%; Houston Exploration – 0.00%; Helix Energy Solutions Group – 0.00%; Oceaneering International – 0.83%; Goodrich Petroleum – 0.67%; PerkinElmer – 1.13%; Checkpoint Systems – 1.03%; Avocent Corporation – 0.63%; Northwest Natural Gas – 0.86%; Idacorp, Inc. – 0.71%; South Jersey Industries – 1.05%; PNM Resources – 0.79%; Avista – 0.00%

Forward Hoover Mini-Cap:

AAR Corp. – 1.35%; Gentex – 0.00%; Thor – 0.00%; Winnebago – 0.00%; SkyWest – 0.00%; Orient-Express Hotels – 0.00%; Vail Resorts – 0.00%; TeleTech Holdings – 1.52%; The Geo Group – 1.42%; Jack in the Box – 0.00%; United Natural Foods – 0.00%; Hibbett Sporting Goods – 0.93%; Aeropostale – 0.00%; Urban Outfitters – 0.00%; Quiksilver – 0.00%; Phillips-Van Heusen – 0.00%; Movado Group – 0.00%, Scientific Games – 0.00%; Ann Taylor – 0.00%; Central Garden & Pet – 0.00%; Brightpoint – 0.00%; Tractor Supply Company – 0.00%; Children’s Place – 0.00%; Charming Shoppes – 0.48%; Longs Drug Stores – 0.00%; Hain Celestial Group Inc. – 1.25%; NBTY Inc. – 0.00%; DiamondRock Hospitality – 0.00%; Sterling Bancshares – 0.00%; SL Green Realty – 0.00%; Corporate Office Properties Trust – 0.00%; Digital Realty Trust – 0.93%; Waddell & Reed – 0.00%; Thomas Weisel Partners Group – 0.98%; KBW Inc. – 1.02%; Investment Technology Group – 0.00%; BioMed Realty Trust – 0.00%; West Pharmaceutical Services – 0.71%; Immucor – 0.50%; Healthcare Services Group – 1.51%; United Surgical Partners – 0.00%; Amedisys – 1.42%, Psychiatric Solutions – 0.00%, Analogic – 0.65%; Pediatrix Medical Group – 0.00%; Trammell Crow – 0.00%; Andersons Inc. – 0.00%; Texas Industries Inc. – 0.00%; Builders FirstSource – 0.83%; Quanta Services – 0.00%; Quanex – 0.00%; Varian Semiconductor – 0.00%; Polycom Inc. – 0.00%; Ryland Group – 0.00%; Idex Corporation – 0.00%; Manitowoc – 0.00%, Gardner Denver – 0.00%; Ametek – 0.00%; Tetra Technologies – 0.00%; Bill Barrett – 0.00%; Houston Exploration – 0.00%; Helix Energy Solutions Group – 0.00%; Oceaneering International – 0.00%; Goodrich Petroleum – 0.64%; PerkinElmer – 0.00%; Checkpoint Systems – 0.97%; Avocent Corporation – 0.00%; Northwest Natural Gas – 0.80%; Idacorp, Inc. – 0.00%; South Jersey Industries – 1.06%; PNM Resources – 0.00%; Avista – 0.00%

These allocations may not reflect the current or future positions in the portfolio.

December 31, 2006	14

Forward Hoover Small Cap Equity Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2006

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The first plot point for the Index is based on the month end prior to the Fund’s inception. The values next to the Fund and Index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

15	December 31, 2006

Forward Hoover Small Cap Equity Fund

Forward Hoover Small Cap Equity Fund

	1 YEAR	5 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2006
Investor Class	9.34%	10.37%	11.50%	10/01/98

Institutional Class	9.63%	N/A	13.00%	06/06/02

Class A (load adjusted)(a)	4.19%	N/A	13.30%	05/02/05

Class A (without load)(b)	9.39%	N/A	16.64%	05/02/05

(a) Includes the effect of the maximum 4.75% sales charge.

(b) Excludes sales charge.

(c) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The Index is adjusted to reflect reinvestment of dividends. Investors cannot invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 180 days of the purchase date. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

December 31, 2006	16

Forward Hoover Mini-Cap Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2006

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The first plot point for the Index is based on the month end prior to the Fund’s inception. The values next to the Fund and Index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

17	December 31, 2006

Forward Hoover Mini-Cap Fund

Forward Hoover Mini-Cap Fund

	1 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2006
Investor Class	12.44%	20.39%	01/02/03

Institutional Class	12.94%	15.81%	08/15/03

(a) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The Index is adjusted to reflect reinvestment of dividends. Investors cannot invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 180 days of the purchase date. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

December 31, 2006	18

Forward Legato Fund

In 2006, the broadly watched U.S. equity indices generated double digit returns for the year, although the Fund’s performance lagged its benchmark index. Favorable trends in inflation, strong earnings growth and excess liquidity are broadly accepted as reasons for the performance. Small-cap stocks out-performed large and mid-cap stocks with the market favoring value over growth stocks across the capitalization spectrum. The Russell 2000 outperformed the S&P 500 posting returns for the year of 18.3% and 15.8%, respectively.

It was a tough relative performance year for small cap investors, with 75% of small-cap mutual fund managers underperforming their benchmark by 2.4% on average, due to rapid sector leadership changes. Technology and Health Care, which usually lead in bullish markets, were the worst performing sectors, while Materials, Telecom, and Consumer Staples, which rarely lead in strong markets, were the sectors that performed the best.

Small cap value stocks strongly outpaced growth stocks for the year, with the Russell 2000 Value index returning 23.5% versus 13.3% for the Russell 2000 Growth index. The trend that started in 2004 continued, and value stocks have now outpaced their growth counterparts in six of the last seven years. The Financial sector contributed more than 50% of the relative outperformance.

In the last quarter of 2006, the Forward Legato Fund returned 6.39%, versus 8.90% for the Fund’s benchmark. For the year, the Forward Legato Fund returned 9.69% and the Fund’s benchmark, the Russell 2000 Index, returned 18.37%. The Fund’s performance was negatively affected by stock selection and sector allocation.

During 2006, the largest positive contributions to the portfolio came from securities within the Consumer Discretionary and Financial Services sectors. The Healthcare and Producer Durables sectors provided the largest relative negative contribution. Consumer Discretionary, Health Care and Producer Durables were over-weighted relative to the Russell 2000 Index, while the Financial Services sector was significantly under-weighted. Top performing stocks were First Marblehead Corp., First Consulting Group, General Cable Group, Casual Male Retail Group and Aviall Inc.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Value Index measures the performance of Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance.

As of December 31, 2006, the Fund held the following positions in the portfolio:

First Marblehead Corp. – 0.58%; First Consulting Group – 0.80%; General Cable Group – 0.86%; Casual Male Retail Group – 0.60%; Aviall Inc. – 0.00%

These allocations may not reflect the current or future positions in the portfolio.

19	December 31, 2006

Forward Legato Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2006

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The first plot point for the Index is based on the month end prior to the Fund’s inception. The values next to the Fund and Index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2006	20

Forward Legato Fund

Forward Legato Fund

	1 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2006
Class A (load adjusted)(a)	4.51%	10.13%	04/01/05

Class A (without load)(b)	9.69%	13.24%	04/01/05

(a) Includes the effect of the maximum 4.75% sales charge.

(b) Excludes sales charge.

(c) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The Index is adjusted to reflect reinvestment of dividends. Investors cannot invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 180 days of the purchase date. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

21	December 31, 2006

Forward Emerald Banking and Finance Fund

The Forward Emerald Banking and Finance Fund’s performance for the year was positively impacted by insurance property & casualty companies, insurance brokers, investment management companies, small business credit, and a few very successful bank acquisitions. In addition, heavier weights on some key banks also paid off. The detractors were mainly concentrated in small cap community banks, which produced four of our bottom five stocks during the quarter. The main issue was Net Interest Margin (NIM) contraction. With fewer non-assets based lending than its large cap competition, community banks were more vulnerable to the invested yield curve and deposit pricing pressures. Given this, loan growth for our average bank was still growing at double-digit rates and asset quality as a whole remained very sound. Given these positives though, we believe that the pressures on the NIM will continue throughout the first six months of 2007. We were successful in completely avoiding the Puerto Rican banks, which had significantly poor performance over the last 12 months.

We invest based on fundamentals and not acquisition speculation and this affected our performance relative to the benchmark, as there was strong acquisition activity in a few key areas of the nation. While we did benefit from having Texas United Bankshares acquired by another holding, Prosperity Bankshares, we were disappointed that it seemed the index saw more activity than our portfolio. Our performance was also negatively impacted relative to the benchmark due to our underweighting of zero exposure to areas of finance that we consider higher risk such as payday lenders.

We believe that the property & casualty insurance market will continue to provide select opportunities for investment in 2007. Pricing continues to soften; however, our insurance holdings are smaller companies with a product niche or a service niche that allows them to have a little more flexibility than their more market-like peers.

While we increased our REIT exposure in the fourth quarter, we were negatively impacted due to underexposure for most of 2006. We are invested in fundamentally strong REITs that have less risk than their respective peers. We find apartment REITs an attractive investment as the housing market remains in a slump and the affordability gap between homeownership and renting remains significant. This gap provides strong support for additional rate increases for apartments, in addition to strong job creation and the contraction of new home construction which also are big positives for the sector.

We own banks in many key M&A states that are able to take advantage of the dislocation caused by the acquisitions in their respective markets. We remain optimistic that deal activity may pick up in 2007 due to a tougher environment and that activity will continue to provide banks with opportunities to grow market share through acquisition of dislocated customers and the hiring of key employees to advance the bottom line.

We believe that banks with a defined niche, like those that are focused on serving the growing Asian segments of the U.S. population, will be big beneficiaries of improved valuations once banks come back into favor. Both growth and asset quality are stronger for these Asian-focused banks compared to the general banking industry. Koreans, Chinese, and other groups emigrating into the U.S. from Asia have increased substantially over the last decade and are expected to continue growing at similar rates for at least the next decade. Our holdings include East West Bancorp, MetroCorp Bancshares, Preferred Bank and Wilshire Bancorp.

December 31, 2006	22

Forward Emerald Banking and Finance Fund

Our belief that community banks will continue to be a good place to invest is based on the underlying strengths of this sector. Small cap banks generally boast stronger revenue growth, higher net interest margins, and stronger balance sheet growth than their large cap counterparts, and we believe community banks offer excellent competitive advantages to their bigger peers.

Funds that concentrate in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

As of December 31, 2006, the Fund held the following positions in the portfolio:

Texas United Bancshares, Inc. – 3.68%; Preferred Bank – 2.42%; Wilshire Bancorp, Inc. – 2.22%; Prosperity Bancshares, Inc. – 1.88%; East West Bancorp, Inc. – 1.53%; MetroCorp Bancshares, Inc. – 0.20%.

These allocations may not reflect the current or future positions in the portfolio.

23	December 31, 2006

Forward Emerald Banking and Finance Fund

Weightings by Industry as a Percentage of Net Assets as of December 31, 2006

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The first plot point for the Index is based on the month end prior to the Fund’s inception. The values next to the Fund and Index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2006	24

Forward Emerald Banking and Finance Fund

Forward Emerald Banking and Finance Fund(a)

	1 YEAR	5 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2006
Class A (load adjusted)(b)	4.70%	16.59%	13.72%	02/18/97

Class A (without load)(c)	9.94%	17.72%	14.28%	02/18/97

Class C (with CDSC)(d)	8.44%	17.02%	18.81%	07/01/00

Class C (without CDSC)(e)	9.44%	17.02%	18.81%	07/01/00

(a) As of May 1, 2005, Forward Management became the Investment Advisor and Emerald Mutual Fund Advisers Trust became the Sub-Advisor to the Fund. Prior to May 1, 2005, Emerald Advisors, Inc. was the investment advisor. Prior to October 20, 1998, the Fund was named the HomeState Select Opportunities Fund and pursued a different objective.

(b) Includes the effect of the maximum 4.75% sales charge.

(c) Excludes sales charge.

(d) Includes the 1.00% contingent deferred sales charge.

(e) Excludes the 1.00% contingent deferred sales charge.

(f) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The Index is adjusted to reflect reinvestment of dividends. Investors cannot invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 180 days of the purchase date. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

Funds that concentrate in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio.

25	December 31, 2006

Forward Emerald Opportunities Fund

The Forward Emerald Opportunities Fund returned 9.77% for the year ended December 31, 2006 and the Fund’s benchmark, the S&P Composite 1500 Index, returned 15.38% for the year.

The Fund produced these results despite the challenges posed by rising interest rates, relatively high fuel prices, a downturn in the housing market, and geopolitical risks. We saw a material improvement in the macro-economic environment in the second half of the year as the Federal Reserve paused after 17 consecutive interest rate increases, fuel prices declined, and consumer spending strengthened. In addition, equity markets have been boosted by strong activity in mergers and acquisitions and corporate share repurchases. According to published reports, the combination of private equity led acquisitions and corporate share repurchases have reduced the supply of stock in the U.S. equity markets by approximately 5%. As a result of the factors listed above, we believe we are entering 2007 on much stronger fundamental footing.

A primary key to the Fund’s long-term investment success is Emerald’s intensive, fundamental, bottom-up investment research process implemented by our 14-person investment research team. In 2006 alone, Emerald’s research team was involved in over 2,000 meetings with a wide range of public and private companies. We believe our commitment to research provides the Fund with a sustainable competitive advantage.

The Fund’s best performing sector in 2006 was Consumer Discretionary, as we were able to successfully position the Fund in several of the sector’s fastest growing companies. Leading contributors included Crocs, NutriSystem, and Hansen Natural. Crocs, a leading provider of innovative footwear based on its proprietary cross-lite material, saw dramatic growth in revenues and earnings as it increased its retail distribution, garnered additional shelf space in existing retail outlets, and penetrated key international markets. NutriSystem shares were driven by the company’s triple-digit revenue and EPS growth as the company’s unique product offering, direct-to-consumer business model, and successful entry into the men’s category enabled the company to gain market share in the large and fast growing weight loss market. Shares of Hansen Natural, the second largest player in the fast growing energy drink market, were strong out-performers for the Fund in the first half of 2006. However, the Fund exited the position based on concerns over slowing growth rates and overly optimistic sell-side estimates and later initiated a profitable short position. The Fund also benefited from a short position in Blythe, a provider of home fragrances and decorative accessories, based on our channel checks that indicated slowing sales in the company’s core business, resulting in a double-digit share price decline. Entering 2007, we remain optimistic on the Consumer Discretionary sector as a strong job market, stable interest rates, and declining energy prices bode well for consumer spending.

We are also optimistic on the prospects for the Technology sector in 2007, specifically in the communications technology, software, and consumer electronics industries. The communications technology industry is benefiting from increased spending by telecommunications carriers on traditional and wireless networks that provide consumers with high quality and highly reliable voice, video, and data services. The software industry is benefiting from the coming of age of the software-as-a-service business model, rising corporate spending on enterprise systems, and an active mergers and acquisitions market. We believe Apple Computer Corp. best exemplifies the opportunities in the consumer electronics industry. Apple has a multi-pronged growth strategy based on the proliferation of its category-killing iPod, market share gains in the personal computer market, and successful entry into the home entertainment networking market. Perhaps more importantly, we believe the launch of the Apple iPhone in

December 31, 2006	26

Forward Emerald Opportunities Fund

the second half of 2007 is a potential game-changer, after having viewed the product at MacWorld 2007. We also remain watchful of short-selling opportunities in the Technology sector as older technologies are displaced by new innovations.

We remain bullish on the Life Sciences sector, as advancements in the development of new therapies and treatment in areas such as cancer, diabetes, heart disease, and pain management continue to create compelling growth opportunities. A prime example is Celgene, whose shares benefited from the FDA approval of its multiple myeloma drug Revlomid in 2006. We believe the launch of Revlomid and the continued growth of Thalomid bode well for Celgene’s financial performance in 2007. The Life Sciences industry is also characterized by significant risk. The Fund was adversely impacted by Telik, which declined sharply following the release of unfavorable clinical trial on Telcyta, the company’s novel drug targeted at treating non-small cell lung cancer and ovarian cancer. We remain watchful for opportunities to capitalize on the risky nature of the industry through short positions. One such example is Adolor Corp, which was a successful short position for the Fund in 2006 as the company’s shares fell sharply following an unfavorable response from the FDA on Entereg, a drug targeted at pain management.

Overall, we are bullish on the prospects for the equity markets in 2007, as the combination of strong corporate profit growth, a more favorable interest rate environment, constrained inflation, relatively lower energy prices, and an active M&A market bodes well for investors. Our 14-person research team is committed to diligently searching for opportunities across all market caps in companies which are well positioned to take advantage of the current environment, as well as those companies who are most disadvantaged. We remain confident that this approach will benefit the Fund’s investors in 2007.

The S&P 1500 Composite Index is comprised of the S&P 500, MidCap 400, and SmallCap 600 indices, which together represent approximately 90% of the total U.S. equity market. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

As of December 31, 2006, the Fund held the following positions in the portfolio:

Crocs – 1.94%; NutriSystem – 3.29%; Hansen Natural – (0.82)%; Blythe – 0.00%; Apple Computer Corp. – 0.82%; Celgene – 1.40%; Telik – 0.01%; Adolor Corp. – 0.00%

These allocations may not reflect the current or future positions in the portfolio.

27	December 31, 2006

Forward Emerald Opportunities Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2006

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The first plot point for the Index is based on the month end prior to the Fund’s inception. The values next to the Fund and Index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2006	28

Forward Emerald Opportunities Fund

Forward Emerald Opportunities Fund(a)

	1 YEAR	5 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2006
Class A (load adjusted)(b)	4.54%	0.55%	1.05%	10/31/97

Class A (without load)(c)	9.77%	1.55%	1.59%	10/31/97

Class C (with CDSC)(d)	8.17%	1.06%	-14.18%	07/01/00

Class C (without CDSC)(e)	9.17%	1.06%	-14.18%	07/01/00

(a) As of May 1, 2005, Forward Management became the Investment Advisor and Emerald Mutual Fund Advisers Trust became the Sub-Advisor to the Fund. Prior to May 1, 2005, Emerald Advisors, Inc. was the investment advisor. Prior to September 29, 2005, the Fund was named the Forward Emerald Technology Fund and invested a minimum 80% of its net assets, plus borrowing for investment purposes, if any, in a non-diversified portfolio of equity securities of public companies in the technology sector. Accordingly, performance figures for periods prior to September 29, 2005 do not reflect the current strategy. Prior to February 29, 2000, the Fund was named the HomeState Year 2000 Fund and its investment objective focused on a specific industry within the technology sector.

(b) Includes the effect of the maximum 4.75% sales charge.

(c) Excludes sales charge.

(d) Includes the 1.00% contingent deferred sales charge.

(e) Excludes the 1.00% contingent deferred sales charge.

(f) The S&P Composite 1500 Index is a broad-based capitalization weighted index comprised of the S&P 400, S&P 500 and S&P 600. The Index represents 90% of the U.S. equity market. The Index is adjusted to reflect reinvestment of dividends. Investors cannot invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

(g) The Russell 2000 Growth Index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth value. The Index is adjusted to reflect reinvestment of dividends. Investors cannot invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 180 days of the purchase date. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

29	December 31, 2006

Forward Global Emerging Markets Fund

Despite their smart correction in May and early June 2006, emerging market equities had a very strong year. The Forward Global Emerging Markets Fund (Inst. Class) returned 30.84% for the year ended December 31, 2006 and the Fund’s benchmark, the MSCI Emerging Markets Index returned 32.59% for the year (all returns in USD).

Russia [-17bps*] was neutral over the year. Our Telecom holdings have been respectable, and within Energy we saw positive stock selection with good contributions from the likes of Petrobras and Petrochina. We are currently adding to Russian metals and telecoms, with our energy preference tilted incrementally away from Surguteftegaz and Gazprom in favor of Lukoil.

Central Europe has had some strong markets, especially Poland, but we gradually moved down from underweight to zero weight. It is hard for us to justify valuations in this limited universe although, with the copper price currently struggling for support, we have half an eye on KGHM. Our stocks in Turkey have been good, but being overweight was negative because we were adding into weakness ahead of the global fall in May, during which time the lira weakened significantly. Stocks such as Tofas and Sise Cam remain favorites but, with negotiations with the European Union struggling for momentum, we are reducing other positions at the moment. Israel joins the roll-call of negative EMEA contributors [-69bp] and, again, this was an asset allocation call as the decline of Ariel Sharon, the rise of Hamas and war in Lebanon kept sentiment weak. Our overweight in the largest stock, Teva Pharmaceutical, was negative.

Markets further south recovered some of this lost performance. Egypt [+6bp] showed good stock selection with our holdings Commercial International Bank, Orascom Construction and Orascom Telecom all doing well. Orascom Telecom is at risk of getting caught in the crossfire over the current bidding war for Hutchison Essar in India, and we are selling out. Our weak rand view on South Africa had been a good one until the fourth quarter, when we lost a lot of the ground won earlier, but continued imbalances such as the weak current account mean that we retain our positioning going into 2007 [+49bp].

Latin America saw the big two of Brazil and Mexico providing the profits. At the start of the year, we were expecting to close off our Brazil positions but, while we have taken money out, we remain slightly overweight. We ended the year in the black after some rather nasty performances in the Telecom sector (Tim and, especially, Vivo) in the second quarter. We have reduced retailer Lojas Renner, but remain positive on Consumer stocks such as this and online company Submarino. In Mexico, we have been fans of construction and homebuilding all year (ICA, Geo and Ara). Despite being drawn into the weakness of Brazilian telecom stocks in the second quarter, America Movil has also been a good overweight for the year.

We remain underweight the smaller Latin markets. While Enersis has been outperforming the Chilean market, our holdings in Argentina (Telecom Argentina at the start of the year, and then Banco Macro Bansud) could only broadly match the return against a market that rose over 60%. We sold out of Credicorp in Peru part way through that market’s 91% rally and remain a little nervous of the degree of commodity exposure here [-14bp].

Asia was a positive contributor, with good numbers from China and the southeast partly offset by Korea and India. We started to close off our China [+217bp] underweight late in 2005, but the market’s

December 31, 2006	30

Forward Global Emerging Markets Fund

sharp January rally still took us slightly by surprise. Our stocks have performed well, especially in the storming rally the market has enjoyed in the last few months. In 2005 we had to steel ourselves to buy China Life at three times book value but, at six or seven times, it has to be time to start scaling back. India [-83bp] had one of the sharpest rebounds in global emerging markets from the mid-year correction as investors caught a euphoric mood over growth prospects. While near-term valuations do not look great, we do not disagree on the economic outlook and are a little wary of being caught out by the amount of money still looking for opportunities to buy. A correction could easily tempt us to close off part of our underweight. That the market is not yet utterly irrational is shown by the Cairn upstream energy IPO, which was barely covered at the bottom of its range and has just listed at 20% below even that. (It is now merely expensive.)

Thailand has had a miserable year, with boycotted elections, a coup, capital controls and bomb attacks, and being overweight because valuations look attractive has not been a good call [-45bp]. The interim government started well, with a string of aggressive policy announcements, but that has reversed and the honeymoon period is well and truly over. Despite valuations being even more attractive than a year ago, we have to feel that it will be some months before investors are willing to commit new money to the market. Malaysia [-2bp] was neutral—as usual, we would like to like it more, but good stocks are hard to come by. Our confidence in Indonesia [+59bp] and the Philippines [+31bp] paid off as stocks were rewarded for improving macroeconomic environments. Both countries now need to convert falling interest rates and good initial policy moves into investment and consumption growth for their rallies to continue, and we have been taking some profits ahead of clarity on this.

In 2006 Taiwan [-24bp] finally stopped its long run of underperformance against global emerging markets that began with the bursting of the technology bubble. We think the market looks attractive and, with the DPP likely to lose elections in 2008, a pro-China government will start to get priced in over the coming year. This year, monthly contributions to performance have been volatile as the political tension has heightened, and as investors have struggled with global technology datapoints, but we have gone overweight already rather than try to get too clever on timing. Across global emerging markets, technology has been our strongest sector this year.

Korea [-2bp] has been a struggle. A strong currency hurting exporters, a strong oil price hurting the domestic economy and North Korean brinkmanship all helped cloud sentiment, but essentially the story was that stocks that had run strongly for several years saw an extended consolidation. Our (continuing) positive view of the long-term outlook for our stocks, and of their valuations, meant that we tried to ride through this process rather than attempt to time market volatility. In retrospect, the opportunity cost was too great (the market rose just 15%) and we should have put money to work elsewhere. We still like companies such as Hankook Tire, which is developing into a serious global player, but we may have to wait until the second half of 2007 for currency-driven earnings downgrades to work through and for the central bank to reverse its hawkish stance.

31	December 31, 2006

Forward Global Emerging Markets Fund

Investing in foreign securities will involve certain additional risks, including exchange rate fluctuation, less liquidity, greater volatility and less regulation.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

*The figures in parentheses are the contribution to performance of the Fund relative to the Fund’s benchmark.

As of December 31, 2006, the fund held the following positions in the portfolio:

Petrobras – 0.00%; PetroChina Co., Ltd. – 1.14%; Surguteftegaz – 0.00%; OAO Gazprom – 3.50%; LUKOIL – 1.92%; KGHM – 0.00%; Tofas Turk Otomobil Fabrikasi AS – 0.45%; Sise Cam – 0.00%; Teva Pharmaceutical Industries, Ltd. – 1.31%; Commercial International Bank – 0.00%; Orascom Construction – 0.00%; Orascom Telecom Holding SAE – 0.74%; Hutchison Telecommunications International, Ltd. – 0.82%; Tim Participacoes SA – 0.68%; Vivo – 0.00%; Lojas Renner SA – 0.56%; Submarino – 0.00%; ICA – 0.00%; Geo – 0.00%; Ara – 0.00%; America Movil SA de CV, ADR, Series L – 2.33%; Enersis – 0.00%; Telecom Argentina SA – 0.83%; Banco Macro SA – 0.98%; Credicorp – 0.00%; China Life Insurance Co. – 1.70%; Cairn – 0.00%; Hankook Tire – 0.00%

These allocations may not reflect the current or future positions in the portfolio.

December 31, 2006	32

Forward Global Emerging Markets Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2006

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets as of December 31, 2006

These allocations may not reflect the current or future position of the portfolio.

33	December 31, 2006

Forward Global Emerging Markets Fund

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The first plot point for the Index is based on the month end prior to the Fund’s inception. The values next to the Fund and Index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Forward Global Emerging Markets Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2006
Investor Class	30.36%	N/A	N/A	41.54%	04/09/03

Institutional Class	30.84%	30.23%	10.08%	9.22%	10/04/95

(a) The Retail Class and Institutional Class of the Pictet Global Emerging Markets Fund were reorganized into the Investor Class and Institutional Class, respectively, of the Forward Global Emerging Markets Fund on September 16, 2004. Performance figures shown for prior periods prior to September 16, 2004 represent performance of the Retail Class and Institutional Class of the Pictet Global Emerging Markets Fund.

(b) The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index is adjusted to reflect reinvestment of dividends. Investors cannot invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 180 days of the purchase date. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

Investing in foreign securities will involve certain additional risks, including exchange rate fluctuation, less liquidity, greater volatility and less regulation.

December 31, 2006	34

Forward International Equity Fund

2006 provided another year of double digit returns for the international equity markets with a weak dollar providing an additional source of return. European markets were strong performers driven by corporate cash flow, merger activity and a renewed enthusiasm for equities given their levels of valuation. Japan was the weakest region while emerging markets enjoyed their fourth consecutive year of gains, after another year of record inflows from foreign investors.

The Forward International Equity Fund returned 34.40% for the year ended December 31, 2006 posting significant returns relative to the Fund’s benchmark, the MSCI All Country World Index ex-USA, which returned 23.84% for the year (all returns in USD).

From a sector standpoint, fears of slower growth and weaker commodity prices took their toll on cyclical sectors. Healthcare was also a poor performer, with disappointing revenue growth and valuations looking full, the sector simply stood still as other share prices advanced. Utilities, on the other hand, performed well driven by investors searching for yield and strong merger activity, particularly in Europe.

Regional allocation, albeit positive thanks to an underweight in Japan, had a small positive impact on total performance. As a result, stock selection was the main positive contributor. From a sector standpoint the Fund adopted a consistent strategy throughout the year with an underweight in the most cyclical sectors and, in the second half of 2006, in Healthcare and Consumer Staples which, given their level of valuation, provided limited upside. The Financial sector was overweighted during the year and we progressively reduced the weight towards a more neutral level towards the end of 2006.

Despite international equity markets’ strong returns, there are several reasons to remain optimistic for the coming year, most importantly, valuation and earnings growth. While the same pace of equity market return cannot be expected, positive earnings growth coupled with some multiple expansion could provide some upside to equity markets. In fact, while Europe and Japan do not enjoy spectacular rates of economic growth, their domestic economies are showing signs of acceleration. In addition, both markets share corporate restructuring potential and consolidation opportunities as shown by the strong recent activity in mergers and acquisitions.

As such, the Fund remains exposed towards companies benefiting from Asian reflation (Banks and Real Estate) and a recovery in the Japanese economy. Companies with a strong balance sheet and restructuring potential, as well as those exposed towards the convergence trend of Eastern Europe, also feature strongly in the Fund. At a sector level, we are maintaining the investment approach we have adopted in the past few months, remaining underweight in the sectors which are heavily reliant on the economic cycle and commodity prices to sustain their earnings growth. At the same time we continue to find limited investment opportunities in defensive sectors like Utilities.

Investing in foreign securities will involve certain additional risks, including exchange rate fluctuation, less liquidity, greater volatility and less regulation.

The MSCI All Country World Index ex-USA is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

35	December 31, 2006

Forward International Equity Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2006

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets as of December 31, 2006

These allocations may not reflect the current or future position of the portfolio.

December 31, 2006	36

Forward International Equity Fund

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The first plot point for the Index is based on the month end prior to the Fund’s inception. The values next to the Fund and Index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Forward International Equity Fund(a)

	1 YEAR	5 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2006
Investor Class	34.40%	15.95%	9.11%	10/01/98

(a) Prior to September 1, 2005, the Forward International Equity Fund was known as the Forward Hansberger International Growth Fund. Pictet Asset Management Limited has been the Fund’s sub-advisor since September 1, 2005. From March 6, 2000 through August 31, 2005, Hansberger Global Investors, Inc. was the Fund’s sub-advisor and the Fund’s investment strategy was different. Prior to March 6, 2000, the Fund was managed by a different sub-advisor. Accordingly, performance figures for periods before September 1, 2005 do not reflect the current strategy or the current sub-advisor’s performance.

(b) The MSCI All Country World Index ex-USA is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. The Index is adjusted to reflect reinvestment of dividends. Investors cannot invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 180 days of the purchase date. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

Investing in foreign securities will involve certain additional risks, including exchange rate fluctuation, less liquidity, greater volatility and less regulation.

37	December 31, 2006

Forward International Small Companies Fund

Global equity markets closed out 2006 in confident style with the MSCI World ex US Index recording a gain of 9.8% for the final quarter and 22.9% for the year as a whole (all returns in USD). For the year, the European region lead the advance, aided by the strength of the Euro, with the MSCI Europe index showing a gain of 30.2%, closely followed by the MSCI Pacific ex Japan index which rose by 28%. Japan continued to be relatively dull, with the MSCI Japan index only managing a gain of just 5% for the period.

Small caps, as measured by the benchmark index, the HSBC World Ex-US Smaller Companies Index, enjoyed a good fourth quarter, rising by 14.38% which brought to an end an excellent year for the asset class (the fourth in a row), advancing by 31.82% over the annual period. The Forward International Small Companies Fund (Inst. Class) rose by 14% over the fourth quarter thanks to good stock selection all four major regions and the Fund did well over the year, up 29.91% with a similar positive contribution from all regions except Continental Europe.

The key features of the past 12 months have been low-inflationary economic growth and less restrictive monetary policies being implemented than had been feared, particularly in Europe. In the latter half of 2006, the steep drop in oil prices, which reverted to their levels at the outset of the year, served to damp down households’ expectations about inflation and helped to fuel a rally by bonds. Confirmation of the US economic slowdown and concerns about its possible knock-on effects on other economies worldwide contributed towards underpinning bond markets and flattening out yield curves.

Long-bond yields remained pretty close to their all-time lows even though central banks were lifting their official interest rates. Buying of bonds by Asia’s central banks, the recycling of petrodollars and regulatory reforms affecting pension funds in some European countries further stoked up demand for fixed-income instruments. The greater readability of central bankers’ monetary policy and their improved counter-inflationary credentials also helped to flatten yield curves. Over the past year, emerging-market debt and credit-risk instruments, especially high-yield paper, delivered returns that comfortably bettered those generated by government bonds. Confounding predictions made by some commentators, 2006 did not turn out to be the year when the corporate market began to crumble, as had been feared considering the prospect of a slight rebound in the default rates, as projected by the Moody’s rating agency, and the possibility of companies’ historically handsome profit margins being squeezed as a result of the combined pressure of an economic slowdown and rising interest rates. In the end, credit-risk markets defied the odds of increased merger & acquisition activity, LBOs and share buy-backs, performing strongly against a favorable economic backdrop, some outstanding company results, subdued implied volatility on stock markets and a steadily diminishing default rate. Emerging-market debt continued to be bolstered by improving fundamentals underpinning sovereign bonds, the resultant string of credit rating upgrades and some energetic dynamics driving demand. Right at the end of 2006, US bond yields did edge back upwards slightly as fears of a hard landing by the US economy receded somewhat and, above all, hopes of the US Federal Reserve lowering rates as early as Q1 2007 evaporated into thin air. Consistently positive economic data in Europe, plus the prospect of one or even two further hikes in the European Central Bank’s interest rates, also applied a little pressure to European bond markets. However, these turns of events failed to unsettled corporate or emerging debt which both closed the year in triumphant style, as did shares.

December 31, 2006	38

Forward International Small Companies Fund

In assessing market prospects for the coming year, commentators are looking at what might change to derail the factors that have driven returns in the equity market, in particular, over the past twelve months. The single most powerful influence on markets last year was the abundant supply of liquidity which fuelled the M&A boom, subsequently propelling markets to either all-time or multi-year highs. According to Thompson Financial, global M&A activity reached a record US$3.8 trillion in 2006, surpassing the US$3.4 trillion seen during the dot-com bubble of 2000. In 2006 however the acquisition targets were not concentrated within a few sectors, but have encompassed a broad cross-section of global markets. Financials, Real-Estate, Metals, Healthcare and Transportation sectors have found themselves involved, with an increasing number of deals being conducted on a hostile basis. The combination of strong corporate cash-flows and low interest rates has combined with unprecedented inflows into private equity funds and has caused such buy-out funds and their investment banks to adopt a more predatory approach to take-overs than has been the case in recent years.

In our opinion, it is difficult to see the M&A boom stalling unless interest rates were to rise sharply, causing corporate profitability to decline, or valuations rise to a level that significantly eroded expected returns. While there is always the possibility of individual deals going wrong, the breadth of activity across the market suggests that investors would not be unduly unnerved by such an occurrence.

The risk of economic disruption in terms of a US inspired global slowdown also seems to be fading. While inflation data remain uncomfortably high in certain areas, the slowdown in US growth does seem to be reducing pricing pressures without causing a sufficient reduction in activity that would undermine corporate earnings. Thus far the US housing market has not undermined consumer activity to any substantial degree—employment gains continuing to provide a steady-state in overall disposable income. The past year has seen a more balanced picture of global growth with an improving picture in Europe and Japan providing a counter-weight to the US deceleration. The role of Asia, and particularly China and India, in providing a low-inflation growth engine, has been a key factor in underpinning activity and offers a new perspective on the previously US-centric global economic growth cycle.

With inflation benign, a soft economic landing likely in our view and liquidity still abundant, what could derail the markets from extending the progress made over the past year?

One area for concern remains instability within the Middle East. If the current turmoil becomes more widespread, possibly over the issue of Iran’s nuclear ambitions, the implications for energy prices are likely to cause a rapid increase in investors' risk aversion. After the market setback in the spring of 2006, investors' confidence grew apace with the decline in the oil price as the supply/demand outlook improved. A renewed spike in energy prices, particularly given the now higher valuation levels for markets overall, would make the temptation to reduce equity exposure a strong one. Ironically a sharp fall in commodity prices could also be interpreted negatively for markets. Political considerations aside, the excess liquidity available within financial markets has meant that a variety of asset classes, notably property and some commodity prices, have enjoyed extended gains as momentum-players have chased markets higher. On a pure supply-and-demand basis many commodity prices seem unsustainably high—a sharp correction might initially be taken positively by fixed-income markets as inflation related concerns would have ebbed. However this might prove a short-lived reaction, with the potential for lower input costs re-igniting concerns over excessive growth. Thus the markets are currently walking a fine line between changing perceptions of economic growth and, while in the short term they seems able to move higher, investors should be prepared for greater volatility in the months ahead.

39	December 31, 2006

Forward International Small Companies Fund

After three years of exceptional performance following the slump of 2001/02 and the recent correction in early 2006, we believe small caps still offer investment opportunities. The valuation of small caps relative to large caps does not reflect their higher growth potential and the momentum of positive earnings revisions. The likelihood of further takeover activity is also supportive. After five years of out-performance by value stocks, we believe that stock picking in ‘Delivered Growth’ companies should be more rewarding than in thematic ‘Sector Plays’. We are expecting more volatility in the near future due to the effects of a flattening yield curve on equity markets.

We continue to have a positive medium-term view on European small cap equities supported by our investment case which rests on three pillars. There is robust macro-economic background, healthy corporate profits and balance sheets, which combined with continued de-equitization and M&A activity should drive small cap equities. European growth looks poised to decouple from the US, helped by plenty of pent-up internal demand and we believe that the recovery is just beginning. Additionally, credit growth continues to be healthy. While in some European countries, the valuation gap for small versus large cap has been closed, there continues to be no shortage of exciting investment ideas at reasonable valuations. There are also signs that Germany maybe emerging powerfully from its lost decade.

We continue with our modest overweight in Japan. After a very strong second half of 2005, Japan lagged significantly in 2006. Two major concerns are cited; first that deflation is not yet dead (an issue complicated by volatile energy prices and a rebalanced CPI calculation) and second, the unexpectedly cautious consumer. Nevertheless, the Japanese economy continues to grow at around its “natural” annual rate of 1.5—2.5%, with the manufacturing/export sector enjoying the strong conditions in the rest of the region that continue to be driven by China’s industrialisation. In our view, there is potential upside to the strength of the domestic economy as the healthy state of the manufacturing sector feeds through to wages and dividends. There are tentative signs of growth in bank lending, and for the most part, land and property prices have stopped falling. Furthermore, the profit forecasts that accompanied the recent releases for the first half of this fiscal year appear too conservative. Recurring profits grew 15% in the first half of the year, with just 6% indicated for the full year. With upgrades likely, and valuations having returned to attractive levels, we continue with our overweight exposure, with particular emphasis on capital goods rather than consumer discretionary.

The rest of Asia has continued to confound expectations, maintaining its status as the world’s fastest growing region, with a stable annual growth rate of 7%. China has failed to slow yet again, so our overweight stance in the region has been beneficial this year as Asia has seen lively inflows and our stocks have enjoyed good gains. Macro-economic growth, industry themes (such as outsourcing and the rise of the Chinese consumer) have been (and are likely to continue to be) positive. Low volatility of markets (indicating unusually high investor risk appetite) has also been supportive, but must be watched closely as it tends to revert to the mean. Recent market turbulence provided us with the opportunity to add to core positions. We prefer local property companies and “niche operators” and are very cautious of “price-taking” manufacturers due to the lack of supply-side discipline in China. Our stock selection in Australia remains cautious in nature, focused on companies with strong product offerings in defensive areas such as agriculture, education and Healthcare.

Recent macro data has been slightly negative on balance for the UK, suggesting that inflationary pressures are persisting, while economic growth is lackluster. The housing market has shown surprising

December 31, 2006	40

Forward International Small Companies Fund

strength over the last few months; however the support that this tends to give to retail spending has been reduced by unprecedented levels of household debt. The above factors mean that the MPC is likely to raise interest rates further over the next few months, putting additional pressure on consumers. The key factor supporting the market is abundant liquidity which, combined with the comparative openness of the UK economy, has led to a surge in M&A activity over the last year. We are retaining our long term underweight in the UK, and are particularly wary of Consumer-related stocks, preferring Industrials and Financials.

Investing in foreign securities will involve certain additional risks, including exchange rate fluctuation, less liquidity, greater volatility and less regulation. Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

The HSBC World Excluding U.S. Smaller Companies Index is a market capitalization weighted index designed to represent performance of smaller companies available in developed stock markets outside the United States and Canada. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The MSCI World Index ex US is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe.

The MSCI Pacific Index ex Japan is a free float-adjusted market capitalization index that is designed to measure equity market performance in the Pacific region.

The MSCI Japan Index is designed to broadly and fairly represent the full diversity of business activities in Japan.

41	December 31, 2006

Forward International Small Companies Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2006

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets as of December 31, 2006

These allocations may not reflect the current or future position of the portfolio.

December 31, 2006	42

Forward International Small Companies Fund

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The first plot point for the Index is based on the month end prior to the Fund’s inception. The values next to the Fund and Index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Forward International Small Companies Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2006
Investor Class	29.51%	N/A	N/A	25.19%	03/05/02

Institutional Class	29.91%	24.26%	15.22%	14.18%	02/07/96

Class A (load adjusted)(b)	23.41%	N/A	N/A	28.98%	05/02/05

Class A (without load)(c)	29.55%	N/A	N/A	32.78%	05/02/05

(a) The Retail Class and Institutional Class of the Pictet International Small Companies Fund were reorganized into the Investor and Institutional classes, respectively, of the Forward International Small Companies Fund on December 23, 2003. Performance figures for periods prior to December 23, 2003 represent performance of the respective class of shares of the Pictet International Small Companies Fund.

(b) Includes the effect of the maximum 4.75% sales charge.

(c) Excludes sales charge.

(d) The HSBC World Excluding U.S. Smaller Companies Index is a market capitalization weighted index designed to represent performance of smaller companies available in developed stock markets outside the United States and Canada. The Index is adjusted to reflect reinvestment of dividends. Investors cannot invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 180 days of the purchase date. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

Investing in foreign securities will involve certain additional risks, including exchange rate fluctuation, less liquidity, greater volatility and less regulation. Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

43	December 31, 2006

Forward Progressive Real Estate Fund

Real Estate Investment Trusts (REITs) turned in another impressive year during 2006. The Forward Progressive Real Estate Fund returned 31.24% for shareholders during 2006. The Fund closely tracked the NAREIT Equity Index which returned 35.06% during the same period but the Fund did so with lower volatility than the index.

A real estate investment trust or REIT is a company that primarily owns and operates income-producing real estate, such as apartments, shopping centers, offices and warehouses. A REIT is legally required to pay virtually all of its taxable income to its shareholders each year. REITs were created as a means for average investors to access investments in large commercial properties through pooling arrangements, much like mutual funds. During the last two years, publicly traded REITs have increasingly become the target of private real estate investors searching for direct real estate investments. According to NAREIT, last year alone there were over $93.3 billion of buyout and acquisition activity among public REITs. In addition, pension funds have boosted their allocations to commercial real estate each year for the past five years, and the pension funds increasingly are including REITs in their real estate allocations according to the National Association of Real Estate Investment Trusts (NAREIT). Finally, the incidence of real estate investment funds in 401(k) programs has tripled in the last five years. This combined activity has created a strong and growing demand for public real estate.

Strong fundamentals across all sectors of the U.S. commercial real estate economy have also helped to increase demand for real estate. Top-performing REIT industry sectors and their total returns for 2006 included the Office segment at 45.22%; Healthcare, at 44.55%; Self-Storage, at 40.95%; and Apartments at 39.95%. The Office segment continued to benefit from steady economic growth and increased employment levels. This increased demand for office space, coupled with limited new construction, as well as significant acquisition activity generally supported the performance. The Healthcare sector continued to benefit from the aging demographic profile of the U.S. population as retiring baby boomers expanded the demand for the senior housing and medical care facilities provided by the companies in the sector. The Self-Storage and Apartment segments of the market benefited from reduced affordability of single-family housing, which led many consumers to defer purchases of single-family homes in the past year and choose to rent apartments instead. In all, it was a good year for real estate demand.

Our approach to selecting specific investments for the Fund generally tracks real estate supply and demand across the United States by separating the country into eight geographic regions and then further into major metropolitan markets within those regions. Within each region we then compile a profile of supply and demand factors including: (1) vacancy rates by property type; (2) visible supply of new property based on building permit activity; (3) regional population, job and economic growth; and (4) local trends in rental and property capitalization rates. This data is used to determine which property types in which regions appear to be most favorably poised to outperform similar properties in other regions. Our analysis shows that the supply and demand factors are generally strongest in the local markets on the East and West Coast. Currently our portfolio is tilted geographically toward the east coast with New York City, Washington D.C., Baltimore, Philadelphia and Boston being overweighted, and the Midwest being underweighted. We are approximately market weight on the West Coast, which is primarily represented by California.

We are always trying to improve the quality of the results we deliver to shareholders. To that end, during 2006 the Fund made some modifications to the way we measure the qualitative aspects of the

December 31, 2006	44

Forward Progressive Real Estate Fund

REITs we own. Management quality of a REIT is one of the most important determinants of REIT performance, and high quality management can add tremendous value to even a marginal real estate portfolio. Conversely, poor management quality can take a well-positioned real estate portfolio and substantially diminish the value of the properties. In observing real estate management teams in action over the last decade, we have noticed some common traits among the management of the best performing and highest quality REITs. Many of these traits can be considered indications of a socially- and environmentally-responsible management culture. In order to identify these management teams, we have added further analysis to conduct a qualitative review of REITs in three broad areas: (1) Management culture; (2) Real estate policy; and (3) General social and business policy. This new dimension of our analysis is further detailed in the prospectus. As the current real estate cycle continues to mature, we believe these factors will be leading indicators of which REITs will continue to thrive in a possibly more difficult real estate environment. We believe this new layer of scrutiny will help us to better understand and manage the potential risks within the Fund.

Richard Imperiale,

Portfolio Manager

Real estate funds will be subject to a higher degree of market risk due to concentration in a specific industry or in geographic regions. Investments in real estate and REITS have various risks including vacancies and devaluation based upon adverse economic or regulatory changes.

The FTSE NAREIT Equity REITs Index is representative of the tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

45	December 31, 2006

Forward Progressive Real Estate Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2006

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The first plot point for the Index is based on the month end prior to the Fund’s inception. The values next to the Fund and Index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2006	46

Forward Progressive Real Estate Fund

Forward Progressive Real Estate Fund(a)

	1 YEAR	5 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2006
Investor Class	31.24%	20.08%	16.74%	05/10/99

(a) Prior to October 30, 2006, the Forward Progressive Real Estate Fund was known as the Forward Uniplan Real Estate Investment Fund.

(b) The FTSE NAREIT Equity REITs Index is representative of the tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. Investors cannot invest directly in an index. The Index is adjusted to reflect reinvestment of dividends. Investors cannot invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 180 days of the purchase date. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

Real estate funds will be subject to a higher degree of market risk due to concentration in a specific industry or in geographic regions. Investments in real estate and REITS have various risks including vacancies and devaluation based upon adverse economic or regulatory changes.

47	December 31, 2006

Sierra Club Equity Income Fund

The Sierra Club Equity Income Fund returned 6.65% for the year ended December 31, 2006 and the Fund’s benchmark index, a blended index of the S&P 500 Index (80% weighting) and the Lehman Brothers Aggregate Bond Index (20% weighting), returned 13.50% for the year.

2006 marked the fourth straight year in which the equity markets moved higher. The first half of 2006 was characterized by widely mixed macroeconomic and earnings reports, increasing inflation concerns, and record oil prices. Performance for the first half was relatively flat for the S&P 500, due to a weak second quarter and increased geopolitical risk. During the second half of the year the markets saw a sustained rally, supported by falling oil prices, the announcement of several large merger deals, and the Fed’s decision to pause on rates. The Dow Jones Industrial Average (DJIA) reached a new all-time high in October and continued to climb to new all-time highs until the end of 2006. The S&P 500 reached multiple-year highs (up 15.79% for the year) although it has yet to achieve its all-time high reached in 2000.

The year began on a strong note, following the release of Fed minutes that suggested the policy of continued rate increases may have been nearing an end. The New Year’s rally continued during the first half of January 2006 as positive macroeconomic releases, including falling unemployment, rising factory orders, and a continued robust expansion of the service sector, suggested that the U.S. economy remained strong. Weak earnings releases from companies such as General Electric and rising oil prices halted the rally in the middle of January. Performance was uninspired in February, as negative news from technology and homebuilders such as Google, Amazon.com, Toll Brothers and General Motors set the tone for the month. Positive macroeconomic news that included climbing retail sales, soaring housing starts, and moderate inflation reports eased market concerns and turned the tide positive in the second half of February. The positive momentum carried into March as more reports of moderate inflation, along with General Motor’s offer to buy out a large percentage of its executive workers, Google’s inclusion in the S&P 500, and the announcement of several more large M&A deals continued to support the market.

The second quarter was more challenging for the market. Inflation concerns were at the forefront as volatility increased sharply. Record high energy prices played a major role with crude oil surpassing $75 per barrel in April. China’s unexpected interest rate increase on April 27 also dampened market momentum, particularly for the small-cap sector. The Federal Reserve, despite their earlier discussion, raised interest rates twice in second quarter, on May 10 and June 29. Geopolitical risk also increased during the quarter, including Iran’s announcement that it had enriched uranium in defiance of the United Nations Security Council. The quarter ended with high market volatility for all the major indices.

The market rallied in the third quarter, led by large-cap stocks, as falling oil prices and the Fed’s decision to pause on interest rate hikes helped drive the DJIA to near-record highs. The quarter started on a mixed note, as geopolitical concerns, including the conflict between Israel and Hezbollah in Lebanon, the North Korean missile tests over the Sea of Japan, and saber rattling by Iran continued to weigh on the market and particularly on smaller and medium capitalization stocks. The market was buoyed in the second half of July by strong corporate earnings reports along with the announcement of numerous large stock buybacks. This rally was also supported by more announcements of M&A activity, which made 2006 a record year for investment banking activity. Dovish comments from the Fed sparked a

December 31, 2006	48

Sierra Club Equity Income Fund

market rally in August, helped by falling oil prices and the Fed’s continued decision to pause on rate hikes. The U.S. markets also weathered the unsettling news that U.K. police foiled a plot to blow up U.S. airliners on August 10. In September, continued falling oil prices and more positive earnings announcements from large-cap companies drove the S&P 500 to its highest level since February 2001.

The markets carried this positive momentum throughout the fourth quarter, helped again by a stronger-than-expected earnings season, falling oil prices, and conjecture or hope that the Federal Reserve might start to lower rates. October opened on a positive note, as comments from Federal Reserve Chairman Ben Bernanke fueled the speculation that the Federal Reserve would lower interest rates the next time it chooses to make a move on rates. Crude oil fell to a seven-month low following a large jump in inventories primarily due to a milder than expected fall in the northeast. Equities continued to show strength during the month, as many large-cap companies reported better-than-expected earnings. On October 9 the market was able to withstand news that North Korea tested nuclear weapons. The rally continued in November, driven by stronger than expected retailer profits, continued M&A activity, and solid growth in the domestic economy. The changing political landscape where the Democrats took control of Congress for the first time in 12 years caused little more than a pause as the markets pushed higher. The market retreated following Thanksgiving, as Wal-Mart posted disappointing sales during the first holiday weekend, and growing concern over the dollars continued record decline caused a pullback. Crude oil prices rebounded from a 17-month low but ended the year $2.61 lower than at the start of 2006. This touched off a rally that lasted through year-end 2006 supported by continued takeover activity, more positive earnings reports, and rising earnings estimates for 2007.

During the year we began to reposition the Sierra Club Equity Income portfolio in response to the rapidly changing market conditions. We attempted to use the high level of market volatility to reduce or eliminate investments that were not producing solid earnings growth as the market moved higher. We then redeployed those proceeds into expanding our holdings in existing portfolio companies that were delivering strong operating performance as the markets declined. In addition, we added a number of new investments in the financial sector, principally Real Estate Investment Trusts (REITs), which have historically offered the benefits of lowering portfolio volatility and providing good dividend yields. We feel the portfolio is well positioned for 2007, and will continue to vigorously manage the investments in response to the rapidly changing market.

Richard Imperiale,

Portfolio Manager

The Fund's benchmark is a blended index combining an 80% weighting of the S&P 500 Index and a 20% weighting of the Lehman Brothers Aggregate Bond Index. The S&P 500 Index is an index that consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance. The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are investment-grade quality or higher, have at least one year to maturity, and have an outstanding par value of at least $100 million. The index figures do not reflect any deduction for fees, expenses or taxes.

49	December 31, 2006

Sierra Club Equity Income Fund

The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance.

Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials.

The Sierra Club Mutual Funds are professionally managed under the supervision of Forward Management, their independent Investment Advisor. The Funds may choose not to purchase or retain investments that may be profitable if the companies being considered are in conflict with the established environmental and social guidelines of the Sierra Club.

As of December 31, 2006, the fund held the following positions in the portfolio:

General Electric – 0.00%; Google – 0.00%; Amazon.com – 0.00%; Toll Brothers – 0.00%; General Motors – 0.00%

These allocations may not reflect the current or future positions in the portfolio.

December 31, 2006	50

Sierra Club Equity Income Fund

Weightings by Industry as a Percentage of Net Assets as of December 31, 2006

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The first plot point for the Index is based on the month end prior to the Fund’s inception. The values next to the Fund and Index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

51	December 31, 2006

Sierra Club Equity Income Fund

Sierra Club Equity Income Fund(a)

	1 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2006
Investor Class	6.65%	8.55%	01/02/03

(a) Forward Uniplan Advisors, Inc. (Uniplan) has been the Fund’s sole sub-advisor since August 12, 2006. Uniplan and New York Life Investment Management LLC (NYLIM) were the Fund’s sub-advisors from April 1, 2005 to August 11, 2006. On April 1, 2005, the Fund changed its name, certain investment policies and restrictions, and one of its sub-advisors. Prior to that time, the Fund operated as the Sierra Club Balanced Fund and the sub-advisors were NYLIM and Harris Bretall Sullivan & Smith LLC. Performance figures for periods prior to that date do not reflect the current strategy.

(b) The Fund’s benchmark is a blended index combining an 80% weighting of the S&P 500 Index and a 20% weighting of the Lehman Brothers Aggregate Bond Index. The S&P 500 Index is an index that consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance. The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are investment-grade quality or higher, have at least one year to maturity, and have an outstanding par value of at least $1 million.The Index is adjusted to reflect reinvestment of dividends. Investors cannot invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 60 days of the purchase date. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

December 31, 2006	52

Sierra Club Stock Fund

The Sierra Club Stock Fund returned 7.82% for the year, and the Fund’s benchmark, the S&P 500 Index returned 15.79% during the same time period. According to data reported by Morningstar, the average 1-year return as of 12/31/06 for the 1791 funds in the large growth category was 7.01%. During 2006 the Sierra Club Stock Fund had a tilt towards large growth, whereas the S&P 500 Index had a similar magnitude tilt but towards large value.

Value stocks outperformed growth stocks during 2006. Specific to the S&P 500 Index sectors, Healthcare (7.45%) and Technology stocks (9.61%), which are typically associated with growth style of investing, did well but fared worse than their value counterparts in Consumer Staples (16.47%), Utilities (20.88%) and Telecommunication Services (37.02%). The Sierra Club Stock Fund was significantly underweighted in each of these value categories in comparison to the Index and significantly overweight in both Healthcare and Technology relative to the Index.

In addition to Utilities, the Fund also was characteristically underweight in Energy and Materials, which was primarily the result of the application of its environmental methodology. Lack of exposure to these three sectors (three of the best performing S&P 500 Index categories in 2006) accounted for just over half of the Fund’s relative underperformance, detracting 3.57% from relative gross performance. The Fund’s active bets on Finance and Technology together contributed 1.07% to relative gross performance over the year. Financials contributed .31% largely due to good performance of banking stocks, although brokerage and insurance stocks did not fare as well. Information Technology contributed .76%, with stocks in both software and services, and hardware and equipment manufacturers doing well overall and on a relative basis, owning in large part to consistent earnings for companies in both industry groups. While a new generation of microprocessors contributed to increased production of semiconductor and computer manufacturers, spending on software and hardware remained strong.

Our third active bet, in Healthcare, actually detracted .88% of relative gross performance, mainly due to volatility in pharmaceutical stocks in response to political uncertainty surrounding the change in federal funding of stem cell research, in addition to pre mid-term election political rhetoric surrounding health-care reform. Consumer Discretionary stocks, a category the Fund was underweighting on average basis throughout the year, contributed another .17% of relative gross performance during 2006, with hotels & restaurants contributing the most. This was in part due to the increase in real disposable income towards the end of the year from decreasing consumer energy prices.

Federal Reserve held the federal funds rate at 5.25% after seventeen consecutive increases as rising commodity prices and moderate growth hinted at increasing inflation. As a result, real interest rates had room to decrease slightly in the second half of the year, which in turn gave a boost to the domestic stock market. Although GDP growth slowed down, it was concurrent with an upward trend in capacity utilization, consumer price index and employment which are traditionally considered indicative of a soft lending in a decelerating economy.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

53	December 31, 2006

Sierra Club Stock Fund

The Sierra Club Mutual Funds are professionally managed under the supervision of Forward Management, their independent Investment Advisor. The Funds may choose not to purchase or retain investments that may be profitable if the companies being considered are in conflict with the established environmental and social guidelines of the Sierra Club.

© 2007 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance, rankings and ratings are no guarantee of future results.

December 31, 2006	54

Sierra Club Stock Fund

Weightings by Industry as a Percentage of Net Assets as of December 31, 2006

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The first plot point for the Index is based on the month end prior to the Fund’s inception. The values next to the Fund and Index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

55	December 31, 2006

Sierra Club Stock Fund

Sierra Club Stock Fund(a)

	1 YEAR	5 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2006
Investor Class	7.82%	5.16%	5.40%	10/01/98

Class A (load adjusted)(b)	2.76%	N/A	9.57%	05/02/05

Class A (without load)(c)	7.85%	N/A	12.84%	05/02/05

(a) Before January 1, 2003, the Fund was managed by a different sub-advisor and was not subject to the Sierra Club’s environmental and social evaluation process. Between January 1, 2003 and December 31, 2005, NYLIM and Harris Bretall Sullivan & Smith L.L.C. (HBSS) were the Fund’s sub-advisors. On January 1, 2006, Forward Management took over the portion of the Fund previously managed by HBSS. Effective August 11, 2006, Forward Management became the manager for the entire portfolio. Accordingly, performance figures for periods prior to August 11, 2006 may not represent Forward Management’s performance or the current strategy.

(b) Includes the effect of the maximum 4.75% sales charge.

(c) Excludes sales charge.

(d) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance. The Index is adjusted to reflect reinvestment of dividends. Investors cannot invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 60 days of the purchase date. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

December 31, 2006	56

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form
N-Q. The Funds’ Form N-Q was filed for the quarters ended March 31, 2006 and September 30, 2006. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Funds’ proxy voting policies and procedures and how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2006 are available (i) without charge, upon request, by calling 1-800-999-6809 and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

57	December 31, 2006

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2006

As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for each share class of each Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 07/01/06	ENDING ACCOUNT VALUE 12/31/06	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/06–12/31/06

FORWARD LARGE CAP EQUITY FUND(c)
Class A
Actual	$1,000.00	$1,042.40	1.35%	$6.95

Hypothetical	$1,000.00	$1,006.10	1.35%	$6.83

FORWARD EMERALD GROWTH FUND
Class A
Actual	$1,000.00	$1,011.60	1.40%	$7.08

Hypothetical	$1,000.00	$1,018.17	1.40%	$7.10
Class C
Actual	$1,000.00	$1,012.70	2.04%	$10.37

Hypothetical	$1,000.00	$1,014.90	2.04%	$10.38

December 31, 2006	58

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2006

	BEGINNING ACCOUNT VALUE 07/01/06	ENDING ACCOUNT VALUE 12/31/06	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/06–12/31/06

FORWARD HOOVER SMALL CAP EQUITY FUND
Investor Class
Actual	$1,000.00	$1,043.90	1.72%	$8.84

Hypothetical	$1,000.00	$1,016.50	1.72%	$8.72
Institutional Class
Actual	$1,000.00	$1,045.00	1.40%	$7.22

Hypothetical	$1,000.00	$1,018.15	1.40%	$7.12
Class A
Actual	$1,000.00	$1,044.40	1.64%	$8.44

Hypothetical	$1,000.00	$1,016.95	1.64%	$8.32

FORWARD HOOVER MINI-CAP FUND
Investor Class
Actual	$1,000.00	$1,059.00	1.76%	$9.14

Hypothetical	$1,000.00	$1,016.33	1.76%	$8.95
Institutional Class
Actual	$1,000.00	$1,060.70	1.23%	$6.37

Hypothetical	$1,000.00	$1,019.02	1.23%	$6.24

FORWARD LEGATO FUND
Class A
Actual	$1,000.00	$1,064.90	1.91%	$9.96

Hypothetical	$1,000.00	$1,015.56	1.91%	$9.72

FORWARD EMERALD BANKING AND FINANCE FUND
Class A
Actual	$1,000.00	$1,057.20	1.62%	$8.39

Hypothetical	$1,000.00	$1,017.05	1.62%	$8.22
Class C
Actual	$1,000.00	$1,056.10	2.27%	$11.75

Hypothetical	$1,000.00	$1,013.77	2.27%	$11.51

FORWARD EMERALD OPPORTUNITIES FUND
Class A
Actual	$1,000.00	$1,036.00	2.07%	$10.63

Hypothetical	$1,000.00	$1,014.76	2.07%	$10.52
Class C
Actual	$1,000.00	$1,034.80	2.39%	$12.24

Hypothetical	$1,000.00	$1,013.17	2.39%	$12.11

59	December 31, 2006

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2006

	BEGINNING ACCOUNT VALUE 07/01/06	ENDING ACCOUNT VALUE 12/31/06	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/06–12/31/06

FORWARD GLOBAL EMERGING MARKETS FUND
Investor Class
Actual	$1,000.00	$1,259.50	1.80%	$10.24

Hypothetical	$1,000.00	$1,016.14	1.80%	$9.14
Institutional Class
Actual	$1,000.00	$1,262.90	1.39%	$7.95

Hypothetical	$1,000.00	$1,018.18	1.39%	$7.09

FORWARD INTERNATIONAL EQUITY FUND
Investor Class
Actual	$1,000.00	$1,202.30	1.32%	$7.33

Hypothetical	$1,000.00	$1,018.55	1.32%	$6.72

FORWARD INTERNATIONAL SMALL COMPANIES FUND
Investor Class
Actual	$1,000.00	$1,168.30	1.61%	$8.79

Hypothetical	$1,000.00	$1,017.10	1.61%	$8.18
Institutional Class
Actual	$1,000.00	$1,169.30	1.30%	$7.09

Hypothetical	$1,000.00	$1,018.67	1.30%	$6.60
Class A
Actual	$1,000.00	$1,167.60	1.52%	$8.32

Hypothetical	$1,000.00	$1,017.53	1.52%	$7.74

FORWARD PROGRESSIVE REAL ESTATE FUND(d)
Investor Class
Actual	$1,000.00	$1,175.80	1.24%	$6.79

Hypothetical	$1,000.00	$1,018.96	1.24%	$6.30

SIERRA CLUB EQUITY INCOME FUND
Investor Class
Actual	$1,000.00	$1,056.60	1.82%	$9.45

Hypothetical	$1,000.00	$1,016.02	1.82%	$9.26

SIERRA CLUB STOCK FUND
Investor Class
Actual	$1,000.00	$1,098.50	1.26%	$6.67

Hypothetical	$1,000.00	$1,018.85	1.26%	$6.41
Class A
Actual	$1,000.00	$1,098.50	1.32%	$7.00

Hypothetical	$1,000.00	$1,018.54	1.32%	$6.73

December 31, 2006	60

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2006

(a) Annualized, based on the Portfolio’s most recent fiscal half-year expenses.

(b) Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

(c) The Forward Large Cap Equity Fund Class A commenced operations on October 31, 2006, the Fund’s expenses that have been annualized are from the period of October 31, 2006 through December 31, 2006. The expenses paid during the period have been calculated to reflect the six months ended December 31, 2006.

(d) Prior to October 30, 2006, the Forward Progressive Real Estate Fund was known as the Forward Uniplan Real Estate Investment Fund.

61	December 31, 2006

Portfolio of Investments (Note 11)

Forward Large Cap Equity Fund

Shares		Value (Note 3)

COMMON STOCKS: 97.86%
Consumer Discretionary: 16.82%
2,860	Best Buy Co., Inc.	$140,683

3,670	Centex Corp.	206,511

2,280	Fortune Brands, Inc.	194,689

1,270	Harrah’s Entertainment, Inc.	105,055

5,730	Lowe’s Cos, Inc.	178,490

1,940	Nike, Inc.	192,118

3,030	Nordstrom, Inc.	149,500

2,040	Royal Caribbean Cruises, Ltd.	84,415

3,000	Target Corp.	171,150

2,260	VF Corp.	185,501

4,230	Walt Disney Co.	144,962

		1,753,074

Consumer Staples: 3.00%
3,650	Altria Group, Inc.	313,243

Energy: 9.42%
2,910	Chevron Corp.	213,972

3,610	ConocoPhillips Corp.	259,740

1,880	Marathon Oil Corp.	173,900

3,620	Occidental Petroleum Corp.	176,765

3,090	Valero Energy Corp.	158,084

		982,461

Financials: 19.78%
2,970	The Allstate Corp.	193,377

6,400	Bank of America Corp.	341,696

1,090	The Bear Stearns Cos, Inc.	177,430

2,110	Capital One Financial Corp.	162,090

5,990	Citigroup, Inc.	333,643

1,120	Goldman Sachs Group, Inc.	223,272

2,380	Lehman Brothers Holdings, Inc.	185,926

4,320	Wachovia Corp.	246,024

4,370	Washington Mutual, Inc.	198,791

		2,062,249

Health Care: 11.76%
1,300	Cigna Corp.	171,041

2,420	Gilead Sciences, Inc.(a)	157,131

Shares		Value (Note 3)

4,830	Merck & Co., Inc.	$210,588

11,110	Pfizer, Inc.	287,749

4,000	UnitedHealth Group, Inc.	214,920

2,350	WellPoint, Inc.(a)	184,921

		1,226,350

Industrials: 14.32%
1,780	Boeing Co.	158,135

2,250	Caterpillar, Inc.	137,992

4,120	CSX Corp.	141,852

1,340	Eaton Corp.	100,688

8,270	General Electric Co.	307,727

1,650	Northrop Grumman Corp.	111,705

2,050	Paccar, Inc.	133,045

1,830	Raytheon Co.	96,624

1,790	Textron, Inc.	167,848

2,190	United Technologies Corp.	136,919

		1,492,535

Information Technology: 13.53%
1,800	Apple Computer, Inc.(a)	152,712

8,780	Cisco Systems, Inc.(a)	239,957

370	Google, Inc.(a)	170,378

4,540	Hewlett-Packard Co.	187,003

2,180	International Business Machines Corp.	211,787

2,510	MEMC Electronic Materials, Inc.(a)	98,241

7,780	Microsoft Corp.	232,311

3,190	Nvidia Corp.(a)	118,062

		1,410,451
.
Materials: 2.63%
1,270	Phelps Dodge Corp.	152,044

1,670	United States Steel Corp.	122,144

		274,188

Telecommunication Services: 2.89%
8,420	AT&T, Inc.	301,015

December 31, 2006	62	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Large Cap Equity Fund

Shares		Value (Note 3)
Utilities: 3.71%
3,420	Exelon Corp.	$211,664

3,230	TXU Corp.	175,098

		386,762

	Total Common Stocks (Cost $9,803,105)	10,202,328

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 2.06%
$214,165	Bank of America — London 4.400%, due 01/03/07	214,165

	Total Short-Term Bank Debt Instruments (Cost $214,165)	214,165

	Total Investments: 99.92% (Cost $10,017,270)	10,416,493

	Net Other Assets and Liabilities: 0.08%	8,482

	Net Assets: 100.00%	$10,424,975

(a) Non-income producing security.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	63	December 31, 2006

Portfolio of Investments (Note 11)

Forward Emerald Growth Fund

Shares		Value (Note 3)

COMMON STOCKS: 97.73%
Auto & Transportation: 2.57%
17,100	AAR Corp.(a)	$499,149

28,050	Forward Air Corp.	811,486

38,584	Old Dominion Freight Line, Inc.(a)	928,717

85,100	Wabtec Corp.	2,585,338

		4,824,690

Consumer Discretionary: 24.76%
171,300	24/7 Real Media, Inc.(a)	1,550,265

100,900	Aaron Rents, Inc.	2,903,902

42,200	Aéropostale, Inc.(a)	1,302,714

25,500	Bare Escentuals, Inc.(a)	792,285

38,100	Cache, Inc.(a)	961,644

24,900	California Pizza Kitchen, Inc.(a)	829,419

21,900	Christopher & Banks Corp.	408,654

85,000	CROCS, Inc.(a)	3,672,000

137,401	DiamondCluster International, Inc.	1,709,269

77,400	GSI Commerce, Inc.(a)(b)	1,451,250

25,514	Hibbett Sporting Goods, Inc.(a)	778,942

150,606	Iconix Brand Group, Inc.(a)	2,920,250

80,580	Internap Network Services Corp.(a)(b)	1,601,125

51,902	Lifetime Brands, Inc.(b)	852,750

75,000	Marvel Entertainment, Inc.(a)	2,018,250

78,900	NutriSystem, Inc.(a)(b)	5,001,471

79,300	On Assignment, Inc.(a)	931,775

45,800	PeopleSupport, Inc.(a)	964,090

26,600	Pinnacle Entertainment, Inc.(a)(b)	881,524

25,447	Providence Service Corp.(a)(b)	639,483

86,500	Shuffle Master, Inc.(a)(b)	2,266,300

143,800	Smith & Wesson Holding Corp.(a)	1,486,892

72,600	Stein Mart, Inc.	962,676

103,800	Texas Roadhouse, Inc.(a)	1,376,388

50,000	THQ, Inc.(a)	1,626,000

62,100	WESCO International, Inc.(a)	3,652,101

353,400	The Wet Seal, Inc.(a)	2,357,178

7,600	World Fuel Services Corp.	337,896

88,100	Youbet.com, Inc.(a)	325,089

		46,561,582

Shares		Value (Note 3)

Energy: 2.50%
17,500	Atwood Oceanics, Inc.(a)	$856,975

39,100	Hercules Offshore, Inc.(a)	1,129,990

72,800	Superior Energy Services, Inc.(a)	2,379,104

13,300	Superior Well Services, Inc.(a)	339,948

		4,706,017

Financial Services: 7.18%
51,000	Bankrate, Inc.(a)	1,935,450

20,300	Calamos Asset Management, Inc.	544,649

29,402	Digital Insight Corp.(a)	1,131,683

13,200	Mid-America Apartment Communities, Inc.	755,568

64,800	Prosperity Bancshares, Inc.	2,236,248

16,200	SVB Financial Group(a)	755,244

49,538	Texas Capital Bancshares, Inc.(a)	984,816

92,500	TheStreet.com, Inc.(b)	823,250

51,900	Thomas Weisel Partners Group, Inc.(a)	1,095,090

33,915	United America Indemnity, Ltd.(a)	859,067

13,400	United Community Banks, Inc.	433,088

27,030	Virginia Commerce Bancorp(a)	537,356

74,293	Wilshire Bancorp, Inc.	1,409,338

		13,500,847

Health Care: 19.86%
315,600	ADVENTRX Pharmaceuticals, Inc.(a)(b)	931,020

135,775	Allscripts Healthcare Solutions, Inc.(a)(b)	3,664,567

125,000	American Medical Systems Holdings, Inc.(a)	2,315,000

31,423	Bio-Reference Laboratories, Inc.(a)	706,703

42,400	BioVeris Corp.(a)	581,728

71,101	Cardiome Pharma Corp.(a)	792,776

78,200	Cubist Pharmaceuticals, Inc.(a)(b)	1,416,202

32,500	Cutera, Inc.(a)	877,500

50,942	Digene Corp.(a)	2,441,141

43,300	DJO, Inc.(a)	1,854,106

58,800	Eclipsys Corp.(a)	1,208,928

62,879	Gen-Probe, Inc.(a)	3,292,973

December 31, 2006	64	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Emerald Growth Fund

Shares		Value (Note 3)
Health Care: 19.86%
34,200	Hologic, Inc.(a)	$1,616,976

14,900	Inverness Medical Innovations, Inc.(a)	576,630

112,418	LifeCell Corp.(a)	2,713,771

11,300	MannKind Corp.(a)(b)	186,337

64,160	Micrus Endovascular Corp.(a)	1,224,173

18,300	Myriad Genetics, Inc.(a)	572,790

81,400	NovaMed, Inc.(a)	616,198

116,644	Psychiatric Solutions, Inc.(a)	4,376,483

106,700	Rita Medical Systems, Inc.(a)(b)	490,820

58,700	The Spectranetics Corp.(a)	662,723

27,100	Syneron Medical, Ltd.(a)	735,223

189,081	ThermoGenesis Corp.(a)	814,939

51,400	Viasys Healthcare, Inc.(a)	1,429,948

24,600	Vital Images, Inc.(a)	856,080

24,300	Volcano Corp.(a)	398,277

		37,354,012

Materials & Processing: 4.93%
96,900	Airgas, Inc.	3,926,388

23,600	Allegheny Technologies, Inc.	2,140,048

9,200	Ceradyne, Inc.(a)	519,800

45,800	Mobile Mini, Inc.(a)	1,233,852

42,100	PW Eagle, Inc.	1,452,450

		9,272,538

Producer Durables: 9.64%
45,418	Arris Groups, Inc.(a)	568,179

137,518	BE Aerospace, Inc.(a)	3,531,462

167,450	Environmental Tectonics Corp.(a)	606,169

64,000	Esco Technologies, Inc.(a)	2,908,160

34,200	Kennametal, Inc.	2,012,670

27,100	Ladish Co., Inc.(a)	1,004,868

109,353	Met-Pro Corp.	1,622,799

21,989	Paragon Technologies, Inc.(a)	122,479

71,400	SBA Communications Corp.(a)	1,963,500

75,548	Semitool, Inc.(a)	1,005,544

158,800	Taser International, Inc.(a)	1,208,468

22,400	Technitrol, Inc.	535,136

22,900	Varian Semiconductor Equipment Association, Inc.(a)	1,042,408

		18,131,842

Shares		Value (Note 3)
Technology: 26.29%(c)
20,600	American Science & Engineering, Inc.(a)(b)	$1,225,906

53,600	Anadigics, Inc.(a)	474,896

19,604	Analogic Corp.	1,100,569

76,538	Ansoft Corp.(a)	2,127,756

50,532	Ansys, Inc.(a)	2,197,637

20,400	Atheros Communications, Inc.(a)	434,928

105,759	Blackboard, Inc.(a)	3,177,000

39,100	Cognizant Technology Solutions Corp.(a)	3,016,956

16,000	Digital River, Inc.(a)	892,640

21,900	Fairchild Semiconductor International, Inc.(a)	368,139

446,400	Finisar Corp.(a)(b)	1,441,872

33,500	Hyperion Solutions Corp.(a)	1,203,990

103,649	II-VI, Inc.(a)	2,895,953

40,800	Infrasource Services, Inc.(a)	888,216

80,301	Internet Capital Group, Inc.(a)	823,888

1,800	Isilon Systems, Inc.(a)(b)	49,680

187,896	Ixia, Inc.(a)	1,803,802

98,000	j2 Global Communications, Inc.(a)	2,670,500

58,200	Kenexa Corp.(a)	1,935,732

10,900	Komag, Inc.(a)	412,892

110,601	Novatel Wireless, Inc.(a)(b)	1,069,512

63,700	Oplink Communications, Inc.(a)	1,309,672

99,097	Opnet Technologies, Inc.(a)	1,431,952

143,100	Opsware, Inc.(a)	1,262,142

23,196	Optium Corp.(a)	578,508

37,610	Redback Networks, Inc.(a)	937,993

45,800	Sirf Technology Holdings, Inc.(a)	1,168,816

158,700	Smith Micro Software, Inc.(a)	2,251,953

58,700	SPSS, Inc.(a)	1,765,109

220,100	TIBCO Software, Inc.(a)	2,077,744

11,300	TTM Technologies, Inc.(a)	128,029

89,200	The Ultimate Software Group, Inc.(a)	2,074,792

91,636	Viasat, Inc.(a)	2,731,669

43,000	WebEx Communications, Inc.(a)	1,500,270

		49,431,113

	Total Common Stocks (Cost $140,456,588)	183,782,641

See Notes to Financial Statements	65	December 31, 2006

Portfolio of Investments (Note 11)

Forward Emerald Growth Fund

Par Value		Value (Note 3)

SHORT-TERM BANK DEBT INSTRUMENTS: 2.29%
$4,300,764	Bank of America — London 4.400%, due 01/03/07	$4,300,764

	Total Short-Term Bank Debt Instruments (Cost $4,300,764)	4,300,764

	Total Investments: 100.02% (excluding investments purchased with cash collateral from securities loaned) (Cost $144,757,352)	188,083,405

Shares

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED

MONEY MARKET FUNDS: 11.07%
20,808,422	Brown Brothers Investment Trust, Securities Lending Investment Fund(d)	20,808,422

	Total Money Market Funds (purchased with collateral from securities loaned) (Cost $20,808,422)	20,808,422

	Total Investments: 111.09% (Cost $165,565,774)	208,891,827

	Net Other Assets and Liabilities: (11.09)%	(20,845,714)

	Net Assets: 100.00%	$188,046,113

(a) Non-income producing security.

(b) Security, or portion of security, is currently on loan.

(c) When sector categorization is broken down by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

(d) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. (Note 3)

Percentages are stated as a percent of net assets.

December 31, 2006	66	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Hoover Small Cap Equity Fund

Shares		Value (Note 3)

COMMON STOCKS: 97.93%
Auto & Transportation: 4.32%
273,100	AAR Corp.(a)	$7,971,789

298,200	Force Protection, Inc.(a)	5,191,662

344,100	Gentex Corp.	5,354,196

65,500	Thor Industries, Inc.	2,881,345

86,700	Winnebago Industries, Inc.	2,853,297

		24,252,289

Consumer Discretionary: 28.59%(b)
238,400	51job, Inc., ADR(a)(c)	4,069,488

112,100	Aéropostale, Inc.(a)	3,460,527

141,600	Cabela’s, Inc.(a)	3,416,808

95,500	California Pizza Kitchen, Inc.(a)	3,181,105

152,500	Carter’s, Inc.(a)	3,888,750

180,700	Charlotte Russe Holding, Inc.(a)	5,556,525

207,300	Charming Shoppes, Inc.(a)	2,804,769

85,300	The Children’s Place Retail Stores, Inc.(a)	5,418,256

91,500	Coinstar, Inc.(a)	2,797,155

163,450	Corrections Corp. of America(a)	7,392,844

133,600	CROCS, Inc.(a)	5,771,520

407,000	Finish Line, Inc.	5,811,960

226,400	The GEO Group, Inc.(a)	8,494,528

180,550	Hibbett Sporting Goods, Inc.(a)	5,512,191

51,900	Jack in the Box, Inc.(a)	3,167,976

157,900	Labor Ready, Inc.(a)	2,894,307

103,650	The Men’s Wearhouse, Inc.	3,965,649

168,700	Morton’s Restaurant Group, Inc.(a)	2,808,855

135,300	Orient-Express Hotels Ltd.	6,402,396

50,200	Panera Bread Co.(a)	2,806,682

78,600	PF Chang’s China Bistro, Inc.(a)	3,016,668

119,000	Phillips-Van Heusen	5,970,230

182,300	Quiksilver, Inc.(a)	2,871,225

383,300	Sealy Corp.	5,653,675

151,500	Stage Stores, Inc.	4,604,085

178,800	Stein Mart, Inc.	2,370,888

376,100	Stride Rite Corp.	5,671,588

376,900	TeleTech Holdings, Inc.(a)	9,000,372

Shares		Value (Note 3)

217,600	United Natural Foods, Inc.(a)	$7,816,192

344,900	Urban Outfitters, Inc.(a)	7,943,047

61,100	USANA Health Sciences, Inc.(a)	3,156,426

161,500	Vail Resorts, Inc.(a)	7,238,430

193,700	Zumiez, Inc.(a)	5,721,898

		160,657,015

Consumer Staples: 2.40%
237,600	The Hain Celestial Group, Inc.(a)	7,415,496

145,900	NBTY, Inc.(a)	6,065,063

		13,480,559

Energy: 8.21%
139,500	Dril-Quip, Inc.(a)	5,462,820

128,000	Foundation Coal Holdings, Inc.	4,065,280

104,500	Goodrich Petroleum Corp.(a)	3,780,810

159,300	Helmerich & Payne, Inc.	3,898,071

149,400	Mariner Energy, Inc.(a)	2,928,240

118,100	Oceaneering International, Inc.(a)	4,688,570

175,800	Oil States International, Inc.(a)	5,666,034

40,700	Penn Virginia Corp.	2,850,628

106,900	Quicksilver Resources, Inc.(a)	3,911,471

174,000	Superior Energy Services, Inc.(a)	5,686,320

68,900	Whiting Petroleum Corp.(a)	3,210,740

		46,148,984

Financial Services: 14.74%
156,600	Advent Software, Inc.(a)	5,526,414

62,500	Affiliated Managers Group, Inc.(a)	6,570,625

39,900	Alexandria Real Estate Equities, Inc.	4,005,960

144,400	Calamos Asset Management, Inc.	3,874,252

199,900	Cohen & Steers, Inc.	8,029,983

61,800	Corporate Office Properties Trust	3,119,046

180,700	Digital Realty Trust, Inc.	6,185,361

77,700	EastGroup Properties, Inc.	4,161,612

58,500	First Industrial Realty Trust, Inc.	2,743,065

63,200	GATX Corp.	2,738,456

115,700	The Hanover Insurance Group, Inc.	5,646,160

See Notes to Financial Statements	67	December 31, 2006

Portfolio of Investments (Note 11)

Forward Hoover Small Cap Equity Fund

Shares		Value (Note 3)
Financial Services: 14.74%
78,300	Investment Technology Group, Inc.(a)	$3,357,504

137,200	KBW, Inc.(a)	4,032,308

380,500	Knight Capital Group, Inc.(a)	7,294,185

181,300	Signature Bank(a)	5,616,674

362,700	Waddell & Reed Financial, Inc., Class A	9,923,472

		82,825,077

Health Care: 8.72%
222,500	Amedisys, Inc.(a)	7,313,575

535,000	American Oriental Bioengineering, Inc.(a)	6,243,450

68,600	Analogic Corp.	3,851,204

213,500	Healthcare Services Group, Inc.	6,182,960

220,100	Immucor, Inc.(a)	6,433,523

152,700	Pediatrix Medical Group, Inc.(a)	7,467,030

75,200	Psychiatric Solutions, Inc.(a)	2,821,504

162,100	Viasys Healthcare, Inc.(a)	4,509,622

81,900	West Pharmaceutical Services, Inc.	4,195,737

		49,018,605

Integrated Oils: 0.95%
230,800	Delta Petroleum Corp.(a)	5,345,328

Materials & Processing: 7.00%
276,600	Builders FirstSource, Inc.(a)	4,931,778

99,100	Chaparral Steel Co.	4,387,157

273,600	PAN American Silver Corp.(a)	6,886,512

162,100	Quanex Corp.	5,607,039

297,900	Quanta Services, Inc.(a)	5,859,693

90,800	Texas Industries, Inc.	5,832,084

135,900	URS Corp.(a)	5,823,315

		39,327,578

Producer Durables: 8.84%
186,000	AGCO Corp.(a)	5,754,840

191,850	AMETEK, Inc.	6,108,504

107,700	BE Aerospace, Inc.(a)	2,765,736

273,200	Electro Scientific Industries, Inc.(a)	5,502,248

79,400	Gardner Denver, Inc.(a)	2,962,414

166,600	Hovnanian Enterprises, Inc.(a)	5,647,740

Shares		Value (Note 3)

96,700	The Manitowoc Co., Inc.	$5,746,881

62,700	Meritage Homes Corp.(a)	2,992,044

205,900	Polycom, Inc.(a)	6,364,369

106,900	Ryland Group, Inc.	5,838,878

		49,683,654

Technology: 9.68%
104,900	Avocent Corp.(a)	3,550,865

51,100	CACI International, Inc.(a)	2,887,150

285,500	Checkpoint Systems, Inc.(a)	5,767,100

190,300	CommScope, Inc.(a)	5,800,344

216,900	Cypress Semiconductor Corp.(a)	3,659,103

216,700	Parametric Technology Corp.(a)	3,904,934

285,700	PerkinElmer, Inc.	6,351,111

199,900	Rackable Systems, Inc.(a)	6,190,903

227,800	Silicon Image, Inc.(a)	2,897,616

160,100	SRA International, Inc.(a)	4,281,074

86,900	Varian, Inc.(a)	3,892,251

148,500	WebEx Communications, Inc.(a)	5,181,165

		54,363,616

Utilities: 4.48%
150,000	California Water Service Group	6,060,000

102,800	Idacorp, Inc.	3,973,220

113,600	Northwest Natural Gas Co.	4,821,184

142,900	PNM Resources, Inc.	4,444,190

176,000	South Jersey Industries, Inc.	5,880,160

		25,178,754

	Total Common Stocks (Cost $484,365,665)	550,281,459

December 31, 2006	68	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Hoover Small Cap Equity Fund

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 2.17%
$12,206,015	Bank of America — London 4.400%, due 01/03/07	$12,206,015

	Total Short-Term Bank Debt Instruments (Cost $12,206,015)	12,206,015

	Total Investments: 100.10% (Cost $496,571,680)	562,487,474

	Net Other Assets and Liabilities: (0.10)%	(544,425)

	Net Assets: 100.00%	$561,943,049

(a) Non-income producing security.

(b) When sector categorization is broken down by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

(c) ADR — American Depositary Receipt

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	69	December 31, 2006

Portfolio of Investments (Note 11)

Forward Hoover Mini-Cap Fund

Shares		Value (Note 3)

COMMON STOCKS: 95.66%
Auto & Transportation: 5.49%
53,100	AAR Corp.(a)	$1,549,989

16,300	Bristow Group, Inc.(a)	588,267

162,600	Force Protection, Inc.(a)	2,830,866

71,900	Spartan Motors, Inc.	1,091,442

		6,060,564

Consumer Discretionary: 29.21%(b)
64,100	51job, Inc., ADR(a)(c)	1,094,187

41,700	Benihana, Inc.(a)	1,312,299

18,600	California Pizza Kitchen, Inc.(a)	619,566

35,200	Charlotte Russe Holding, Inc.(a)	1,082,400

40,300	Charming Shoppes, Inc.(a)	545,259

55,700	Cherokee, Inc.	2,390,087

35,800	Coinstar, Inc.(a)	1,094,406

25,900	CROCS, Inc.(a)	1,118,880

50,000	Everlast Worldwide, Inc.(a)	850,000

79,000	Finish Line, Inc.	1,128,120

43,550	The Geo Group, Inc.(a)	1,633,996

34,912	Hibbett Sporting Goods, Inc.(a)	1,065,864

53,000	Jos. A. Bank Clothiers, Inc.(a)	1,555,550

30,700	Labor Ready, Inc.(a)	562,731

73,400	Morton’s Restaurant Group, Inc.(a)	1,222,110

73,300	Nathan’s Famous, Inc.(a)	1,052,588

15,300	PF Chang’s China Bistro, Inc.(a)	587,214

88,800	Red Lion Hotels Corp.(a)	1,131,312

137,700	Restoration Hardware, Inc.(a)	1,171,827

36,000	Stage Stores, Inc.	1,094,040

51,600	Stantec, Inc.(a)	1,121,784

34,300	Stein Mart, Inc.	454,818

36,200	Steiner Leisure, Ltd.(a)	1,647,100

86,900	Stride Rite Corp.	1,310,452

73,000	TeleTech Holdings, Inc.(a)	1,743,240

150,400	The Topps Company, Inc.	1,338,560

23,600	USANA Health Sciences, Inc.(a)	1,219,176

37,100	Zumiez, Inc.(a)	1,095,934

		32,243,500

Shares		Value (Note 3)

Consumer Staples: 1.31%
46,100	The Hain Celestial Group, Inc.(a)	$1,438,781

Energy: 6.60%
55,400	Allis-Chalmers Energy, Inc.(a)	1,276,416

43,300	Basic Energy Services, Inc.(a)	1,067,345

20,300	Goodrich Petroleum Corp.(a)	734,454

37,400	Gulf Island Fabrication, Inc.	1,380,060

33,500	Superior Energy Services, Inc.(a)	1,094,780

67,800	Superior Well Services, Inc.(a)	1,732,968

		7,286,023

Financial Services: 11.87%
35,400	Advent Software, Inc.(a)	1,249,266

32,800	Amcore Financial, Inc.	1,071,576

28,000	Calamos Asset Management, Inc.	751,240

52,600	Cogdell Spencer, Inc.	1,130,900

36,800	Cohen & Steers, Inc.	1,478,256

31,000	Digital Realty Trust, Inc.	1,061,130

4,800	EastGroup Properties, Inc.	257,088

37,700	First Potomac Realty Trust	1,097,447

14,900	GATX Corp.	645,617

40,000	KBW, Inc.(a)	1,175,600

50,900	Knight Capital Group, Inc.(a)	975,753

35,100	Signature Bank, Inc.(a)	1,087,398

53,200	Thomas Weisel Partners Group Llc(a)	1,122,520

		13,103,791

Health Care: 15.06%
49,567	Amedisys, Inc.(a)	1,629,256

103,500	American Oriental Bioengineering, Inc.(a)	1,207,845

13,300	Analogic Corp.	746,662

145,500	Cholestech Corp.(a)	2,680,110

152,400	Five Star Quality Care, Inc.(a)	1,699,260

59,675	Healthcare Services Group, Inc.	1,728,188

19,600	Immucor, Inc.(a)	572,908

99,400	IRIS International, Inc.(a)	1,257,410

57,800	LHC Group, Inc.(a)	1,647,878

82,200	Psychemedics Corp.	1,582,350

December 31, 2006	70	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Hoover Mini-Cap Fund

Shares		Value (Note 3)

Health Care: 15.06%

37,900	Viasys Healthcare, Inc.(a)	$1,054,378

15,900	West Pharmaceutical Services, Inc.	814,557

		16,620,802

Materials & Processing: 8.18%
53,500	Builders FirstSource, Inc.(a)	953,905

95,800	Ennis, Inc.	2,343,268

62,000	Insteel Industries, Inc.	1,102,980

45,000	Northwest Pipe Co.(a)	1,512,900

52,200	PAN American Silver Corp.(a)	1,313,874

150,400	Terra Industries, Inc.(a)	1,801,792

		9,028,719

Producer Durables: 2.77%

35,100	Astec Industries, Inc.(a)	1,232,010

127,300	Darling International, Inc.(a)	701,423

56,000	Electro Scientific Industries, Inc.(a)	1,127,840

		3,061,273

Technology: 11.52%

55,200	Checkpoint Systems, Inc.(a)	1,115,040

50,000	Double-Take Software, Inc.(a)	644,000

126,500	Exar Corp.(a)	1,644,500

132,900	Harmonic, Inc.(a)	966,183

150,000	InterVoice, Inc.(a)	1,149,000

35,900	ManTech International Corp.(a)	1,322,197

91,500	NCI, Inc.(a)	1,399,035

100,000	NetList, Inc.(a)	972,000

63,600	Rackable Systems, Inc.(a)	1,969,692

44,100	Silicon Image, Inc.(a)	560,952

28,000	WebEx Communications, Inc.(a)	976,920

		12,719,519

Utilities: 3.65%

46,800	California Water Service Group	1,890,720

21,600	Northwest Natural Gas Co.	916,704

36,500	South Jersey Industries, Inc.	1,219,465

		4,026,889

	Total Common Stocks (Cost $92,464,139)	105,589,861

Par Value		Value (Note 3)

SHORT-TERM BANK DEBT INSTRUMENTS: 8.33%
$9,193,847	J.P. Morgan & Co., Inc. — Grand Cayman 4.400%, due 01/03/07	$9,193,847

	Total Short-Term Bank Debt Instruments (Cost $9,193,847)	9,193,847

	Total Investments: 103.99% (Cost $101,657,986)	114,783,708

	Net Other Assets and Liabilities: (3.99)%	(4,400,621)

	Net Assets: 100.00%	$110,383,087

(a) Non-income producing security.

(b) When sector categorization is broken down by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

(c) ADR — American Depositary Receipt

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	71	December 31, 2006

Portfolio of Investments (Note 11)

Forward Legato Fund

Shares		Value (Note 3)

COMMON STOCKS: 98.82%
Autos & Transportation: 1.32%
3,000	Knight Transportation, Inc.	$51,150

2,050	Winnebago Industries, Inc.	67,466

		118,616

Consumer Discretionary: 14.26%
3,770	99 Cents Only Stores(a)	45,881

1,125	Advisory Board Co.(a)	60,232

1,536	Arbitron, Inc.	66,724

4,152	Casual Male Retail Group, Inc.(a)	54,184

5,621	Champion Enterprises, Inc.(a)	52,613

1,320	The Cheesecake Factory, Inc.(a)	32,472

3,970	Corinthian Colleges, Inc.(a)	54,111

5,068	Cost Plus, Inc.(a)	52,200

2,503	Cox Radio, Inc.(a)	40,799

2,135	DeVry, Inc.	59,780

3,170	Fleetwood Enterprises, Inc.(a)	25,075

2,310	Fred’s, Inc.	27,812

5,590	Gentex Corp.	86,980

1,900	Iconix Brand Group, Inc.(a)	36,841

1,592	Jarden Corp.(a)	55,386

1,761	Keystone Automotive Industries, Inc.(a)	59,856

3,425	LoJack Corp.(a)	58,499

2,076	Nautilus, Inc.	29,064

2,868	O’Charleys, Inc.(a)	61,031

1,450	Ritchie Bros. Auctioneers, Inc.	77,633

1,075	SCP Pool Corp.	42,108

2,025	Select Comfort Corp.(a)	35,215

4,901	Sturm, Ruger & Co., Inc.(a)	47,050

1,297	Tenneco, Inc.(a)	32,062

1,325	Universal Technical Institute, Inc.(a)	29,428

6,932	Visteon Corp.(a)	58,783

		1,281,819

Consumer Staples: 4.39%
1,244	Chattem, Inc.(a)	62,300

2,542	Cott Corp.(a)	36,376

3,672	Del Monte Foods Co.	40,502

Shares		Value (Note 3)

2,145	Lance, Inc.	$43,072

2,130	Performance Food Group Co.(a)	58,873

2,560	United Natural Foods, Inc.(a)	91,955

1,190	USANA Health Sciences, Inc.(a)	61,475

		394,553

Energy: 5.16%
1,751	CARBO Ceramics, Inc.	65,435

1,979	Encore Acquisition Co.(a)	48,545

1,169	Forest Oil Corp.(a)	38,203

2,845	Global Industries, Ltd.(a)	37,099

3,147	Hanover Compressor Co.(a)	59,447

1,250	St. Mary Land & Exploration Co.	46,050

2,425	W-H Energy Services, Inc.(a)	118,073

1,098	Whiting Petroleum Corp.(a)	51,166

		464,018

Financial Services: 8.83%
2,500	Boston Private Financial Holdings, Inc.	70,525

1,935	Cedar Shopping Centers, Inc.	30,786

1,150	FactSet Research Systems, Inc.	64,952

2,250	Financial Federal Corp.	66,172

1,108	First Industrial Realty Trust, Inc.	51,954

953	First Marblehead Corp.	52,054

1,930	Fremont General Corp.	31,285

1,012	Hanover Insurance Group, Inc.	49,386

2,504	Kronos, Inc.(a)	91,997

975	Portfolio Recovery Associates, Inc.(a)	45,523

1,500	PrivateBancorp, Inc.	62,445

1,017	Sun Communities, Inc.	32,910

925	TSX Group, Inc.	36,972

881	WestAmerica BanCorp.	44,605

1,325	World Acceptance Corp.(a)	62,209

		793,775

Health Care: 21.34%
1,980	American Medical Systems Holdings, Inc.(a)	36,670

1,800	Angiodynamics, Inc.(a)	38,682

December 31, 2006	72	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Legato Fund

Shares		Value (Note 3)
Health Care: 21.34%
1,240	ArthroCare Corp.(a)	$49,501

850	Aspect Medical Systems, Inc.(a)	15,988

7,992	Cepheid, Inc.(a)	67,932

1,510	Chemed Corp.	55,840

2,150	Computer Programs & Systems, Inc.	73,079

2,996	Diversa Corp.(a)	32,596

3,409	Gentiva Health Services, Inc.(a)	64,976

2,795	Greatbatch, Inc.(a)	75,241

707	Haemonetics Corp.(a)	31,829

2,910	Integra LifeSciences Holdings Corp.(a)	123,937

1,500	Kensey Nash Corp.(a)	47,700

2,650	K-V Pharmaceutical Co., Class A(a)	63,017

1,385	Kyphon, Inc.(a)	55,954

1,250	Landauer, Inc.	65,588

1,644	LifePoint Hospitals, Inc.(a)	55,403

2,222	Matria Healthcare, Inc.(a)	63,838

1,300	Medicis Pharmaceutical, Class A	45,669

1,000	Mentor Corp.	48,870

690	Millipore Corp.(a)	45,954

1,910	Neogen Corp.(a)	42,402

2,963	Par Pharmaceutical Cos., Inc.(a)	66,282

1,650	Pediatrix Medical Group, Inc.(a)	80,685

1,715	PolyMedica Corp.	69,303

1,789	PSS World Medical, Inc.(a)	34,939

3,100	Psychemedics Corp.	59,675

1,375	Quality Systems, Inc.	51,246

1,555	Sunrise Senior Living, Inc.(a)	47,770

2,370	SurModics, Inc.(a)	73,754

3,260	Synovis Life Technologies, Inc.(a)	32,437

2,300	Techne Corp.(a)	127,535

2,230	U.S. Physical Therapy, Inc.(a)	27,318

1,057	Varian, Inc.(a)	47,343

		1,918,953

Industrials: 17.32%
1,075	Acuity Brands, Inc.	55,943

3,808	AirTran Holdings, Inc.(a)	44,706

Shares		Value (Note 3)

1,155	Alexander & Baldwin, Inc.	$51,213

879	American Science & Engineering, Inc.(a)	52,309

1,993	BE Aerospace, Inc.(a)	51,180

8,028	C&D Technologies, Inc.	38,053

4,714	DiamondCluster International, Inc.	58,642

895	DRS Technologies, Inc.	47,148

1,180	Esterline Technologies Corp.(a)	47,471

3,496	Federal Signal Corp.	56,076

5,275	First Consulting Group, Inc.(a)	72,584

1,590	G & K Services, Inc., Class A	61,835

1,063	GATX Corp.	46,060

1,774	General Cable Corp.(a)	77,541

1,232	General Maritime Corp.	43,354

841	IDEX Corp.	39,872

3,346	Matrix Service Co.(a)	53,871

1,850	Mobile Mini, Inc.(a)	49,839

4,622	Modtech Holdings, Inc.(a)	22,879

3,250	Raven Industries, Inc.	87,100

1,775	Resources Connection, Inc.(a)	56,516

1,922	Robbins & Myers, Inc.	88,258

4,760	Rollins, Inc.	105,244

1,234	School Specialty, Inc.(a)	46,263

1,880	Stericycle, Inc.(a)	141,940

2,032	Wabtec Corp.	61,732

		1,557,629

Materials & Processing: 5.03%
2,250	Amcol International Corp.	62,415

1,677	Brush Engineered Materials, Inc.(a)	56,632

1,808	Commercial Metals Co.	46,647

4,300	Landec Corp.(a)	46,268

2,000	Simpson Manufacturing Co., Inc.	63,300

4,708	Spartech Corp.	123,444

2,470	Symyx Technologies, Inc.(a)	53,327

		452,033

See Notes to Financial Statements	73	December 31, 2006

Portfolio of Investments (Note 11)

Forward Legato Fund

Shares		Value (Note 3)
Producer Durables: 2.00%
4,025	A.S.V., Inc.(a)	$65,487

1,000	Curtiss-Wright Corp.	37,080

1,500	Franklin Electric Co., Inc.	77,085

		179,652

Technology: 18.44%
2,650	Ansoft Corp.(a)	73,670

1,425	ANSYS, Inc.(a)	61,973

2,000	Avocent Corp.(a)	67,700

4,495	The BISYS Group, Inc.(a)	58,030

2,300	Blackbaud, Inc.	59,800

2,775	Blackboard, Inc.(a)	83,361

940	CACI International, Inc.(a)	53,110

5,895	Digi International, Inc.(a)	81,292

3,320	Echelon Corp.(a)	26,560

7,105	Entegris, Inc.(a)	76,876

480	F5 Networks, Inc.(a)	35,621

2,775	II-VI, Inc.(a)	77,533

4,380	Keane, Inc.(a)	52,166

1,634	ManTech International Corp., Class A(a)	60,180

2,262	Maximus, Inc.	69,624

4,415	Microsemi Corp.(a)	86,755

2,240	National Instruments Corp.	61,018

2,200	Power Integrations, Inc.(a)	51,590

1,225	Rimage Corp.(a)	31,850

1,642	Rudolph Technologies, Inc.(a)	26,141

2,610	Semtech Corp.(a)	34,113

1,475	Stratasys, Inc.(a)	46,330

1,050	Tech Data Corp.(a)	39,763

1,100	Trimble Navigation, Ltd.(a)	55,803

2,120	Ultimate Software Group, Inc.(a)	49,311

805	Varian Semiconductor Equipment Associates, Inc.(a)	36,644

2,330	Verint Systems, Inc.(a)	79,872

3,485	WebEx Communications, Inc.(a)	121,592

		1,658,278

Shares		Value (Note 3)
Telecommunications: 0.73%
4,318	Alaska Communications Systems Group, Inc.	$65,590

	Total Common Stocks (Cost $7,615,504)	8,884,916

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 1.47%
$131,919	Brown Brothers Harriman & Co. — Grand Cayman 4.400%, due 01/03/07	131,919

	Total Short-Term Bank Debt Instruments (Cost $131,919)	131,919

	Total Investments: 100.29% (Cost $7,747,423)	9,016,835

	Net Other Assets and Liabilities: (0.29)%	(26,259)

	Net Assets: 100.00%	$8,990,576

(a) Non-income producing security.

Percentages are stated as a percent of net assets.

December 31, 2006	74	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Emerald Banking and Finance Fund

Shares	Value (Note 3)

COMMON STOCKS: 95.88%
Financial Services: 95.88%

Banks Regional: 63.70%
105,000	Access National Corp.	$1,003,800

57,905	Alabama National BanCorp(a)	3,979,811

59,655	Appalachian Bancshares, Inc.(b)	1,148,359

60,737	Bank of The Ozarks, Inc.(a)	2,007,965

33,400	Beverly National Corp.	781,560

62,400	Camden National Corp.	2,877,888

52,840	Capital Corp. of The West(a)	1,695,636

140,504	Capital Crossing Bank(b)	4,184,209

146,927	Cascade Financial Corp.	2,508,044

111,847	Central Pacific Financial Corp.	4,335,190

55,800	CoBiz, Inc.	1,229,832

94,412	Codorus Valley Bancorp, Inc.	1,888,240

218,200	Colonial BancGroup, Inc.	5,616,468

203,481	Community Banks, Inc.	5,648,632

131,080	Desert Community Bank	2,339,778

44,855	East Penn Financial Corp.	364,447

119,173	East West Bancorp, Inc.	4,221,108

33,300	Eastern Virginia Bankshares, Inc.	751,248

25,400	Enterprise Financial Services Corp.	827,532

81,000	First Mercury Financial Corp.(b)	1,905,120

136,909	First Regional Bancorp(b)	4,667,228

242,638	First Security Group, Inc.	2,797,616

83,600	First State Bancorp	2,069,100

30,900	First State Financial Corp.	522,210

47,700	FNB Corp.	1,981,935

155,919	Gateway Financial Holdings, Inc.	2,234,319

58,800	Great Southern Bancorp, Inc.(a)	1,735,188

101,700	Heartland Financial USA, Inc.	2,934,045

30,300	Heritage Commerce Corp.	807,192

72,275	International Bancshares Corp.	2,234,020

144,461	Lakeland Financial Corp.	3,688,089

31,824	Leesport Financial Corp.	760,912

86,098	Macatawa Bank Corp.	1,830,443

Shares	Value (Note 3)

99,223	Mercantile Bank Corp.	$3,740,707

25,600	MetroCorp Bancshares, Inc.	538,624

45,840	New Century Bancorp, Inc.(b)	775,613

388,890	Nexity Financial Corp.(b)	4,666,680

10,500	Pinnacle Financial Partners, Inc.(b)	348,390

110,754	Preferred Bank	6,655,208

57,500	Princeton National Bancorp, Inc.	1,871,625

35,300	Private Bancorp, Inc.(a)	1,469,539

150,122	Prosperity Bancshares, Inc.	5,180,710

86,100	Pulaski Financial Corp.(a)	1,369,851

45,700	Sandy Springs Bancorp, Inc.	1,744,826

160,042	Security Bank Corp.	3,652,158

40,000	Signature Bank(b)	1,239,200

146,442	Smithtown Bancorp, Inc.	3,971,507

166,638	Southwest Bancorp, Inc.	4,642,535

268,067	Sterling Financial Corp.	6,345,146

183,674	Superior Bancorp(a)(b)	2,082,863

60,674	SVB Financial Group(b)	2,828,622

339,102	Texas Capital Bancshares, Inc.(b)	6,741,348

295,451	Texas United Bancshares, Inc.	10,145,787

180,039	Union Bancshares Corp.	5,507,393

194,600	United Community Banks, Inc.	6,289,472

15,450	United Security Bancshares, Inc.(a)	372,345

230,076	Virginia Commerce Bancorp, Inc.(b)	4,573,911

35,300	West Coast Bancorp	1,222,792

59,900	Western Alliance Bancorp(a)(b)	2,082,723

322,179	Wilshire Bancorp, Inc.(a)	6,111,736

54,945	Yardville National Bancorp	2,072,525

		175,821,000

Diversified Financial Services: 3.12%
213,200	E*Trade Financial Corp.(b)	4,779,944

6,400	Nymex Holdings, Inc.(a)(b)	793,664

77,233	Stifel Financial Corp.(a)(b)	3,029,850

		8,603,458

See Notes to Financial Statements	75	December 31, 2006

Portfolio of Investments (Note 11)

Forward Emerald Banking and Finance Fund

Shares	Value (Note 3)

Financial Data Processing Services: 2.68%
31,466	Cass Information Systems, Inc.	$1,138,440

42,779	Digital Insight Corp.(b)	1,646,564

61,100	Penson Worldwide, Inc.(b)	1,674,751

214,200	TradeStation Group, Inc.(b)	2,945,250

		7,405,005

Financial Information Services: 1.49%
6,000	Alliance Data Systems Corp.(b)	374,820

48,947	Bankrate, Inc.(b)	1,857,539

211,800	TheStreet.com, Inc.(a)	1,885,020

		4,117,379

Financial Miscellaneous: 4.51%
145,900	Advanta Corp.	6,365,617

63,050	Evercore Partners, Inc.(a)(b)	2,323,393

89,400	Sanders Morris Harris Group, Inc.	1,141,638

123,473	Thomas Weisel Partners Group, Inc.(b)	2,605,280

		12,435,928

Insurance Carriers: Propery & Casualty: 10.95%
38,900	Erie Indemnity Co.	2,255,422

169,300	HUB International, Ltd.	5,314,327

43,030	Mercer Insurance Group, Inc.	867,485

68,700	Navigators Group, Inc.(b)	3,309,966

14,300	OneBeacon Insurance Group, Ltd.(b)	400,400

135,981	Philadelphia Consolidated Holding Corp.(b)	6,059,313

71,300	SeaBright Insurance Holdings, Inc.(b)	1,284,113

69,056	Selective Insurance Group, Inc.	3,956,218

267,154	United America Indemnity, Ltd.(b)	6,767,011

		30,214,255

Insurance: Multi-Line: 0.58%
140,022	Brooke Corp.	1,610,253

Investment Management Companies: 3.10%
69,000	Affiliated Managers Group, Inc.(b)	7,253,970

48,249	Calamos Asset Management, Inc.	1,294,521

		8,548,491

Shares	Value (Note 3)

Real Estate Investment Trusts: 2.62%
66,740	America First Apartment Investors, Inc.	$1,221,342

19,100	American Campus Communities, Inc.	543,777

81,700	Highland Hospitality Corp.	1,164,225

47,800	Mid-America Apartment Communities, Inc.	2,736,072

82,000	Urstadt Biddle Properties, Inc.	1,565,380

		7,230,796

Savings & Loans: 1.46%
47,600	Citizens First Corp.(b)	757,316

20,200	Guaranty Federal Bancshares, Inc.	580,548

187,600	Pacific Premier Bancorp(b)	2,284,968

40,000	Westfield Financial, Inc.(b)(c)	421,600

		4,044,432

Securities Brokerage & Service: 1.67%
57,200	Investment Technology Group, Inc.(b)	2,452,736

47,700	KBW, Inc.(b)	1,401,903

25,200	Raymond James Financial, Inc.	763,812

		4,618,451

	Total Financial Services	264,649,448

	Total Common Stocks (Cost $193,009,593)	264,649,448

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 3.90%
$10,773,477	J.P. Morgan & Co., Inc. — Grand Cayman 4.400%, due 01/03/07	10,773,477

	Total Short-Term Bank Debt Instruments (Cost $10,773,477)	10,773,477

	Total Investments: 99.78% (excluding investments purchased with cash collateral from securities loaned) (Cost $203,783,070)	275,422,925

December 31, 2006	76	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Emerald Banking and Finance Fund

Shares		Value (Note 3)

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED

MONEY MARKET FUNDS: 6.40%
17,663,968	Brown Brothers Investment Trust, Securities Lending Investment Fund(d)	$17,663,968

	Total Money Market Funds (purchased with collateral from securities loaned) (Cost $17,663,968)	17,663,968

	Total Investments: 106.18% (Cost $221,447,038)	293,086,893

	Net Other Assets and Liabilities: (6.18)%	(17,054,757)

	Net Assets: 100.00%	$276,032,136

(a) Security, or portion of security, is currently on loan.

(b) Non-income producing security.

(c) Fair valued security.

(d) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. (Note 3)

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	77	December 31, 2006

Portfolio of Investments (Note 11)

Forward Emerald Opportunities Fund

Shares		Value (Note 3)

COMMON STOCKS: 91.97%
Auto & Transportation: 0.67%
4,500	Force Protection, Inc.(a)(b)	$78,345

Consumer Discretionary: 22.73%
2,100	Bare Escentuals, Inc.(a)	65,247

2,000	Coach, Inc.(a)	85,920

4,000	CROCS, Inc.(a)	172,800

6,000	Diamond Management & International, Inc.	74,640

2,100	DreamWorks Animation SKG, Inc.(a)	61,929

2,000	Entercom Communications Corp.	56,360

400	Google, Inc., Class A(a)	184,192

12,000	GSI Commerce, Inc.(a)(b)(c)	225,000

2,200	Hasbro, Inc.	59,950

3,000	i2 Technologies, Inc.(a)	68,460

8,700	Iconix Brand Group, Inc.(a)	168,693

1,000	Las Vegas Sands Corp.(a)	89,480

1,400	Liberty Interactive Group, Series A(a)	30,198

5,000	Marvel Entertainment, Inc.(a)	134,550

5,000	NutriSystem, Inc.(a)(b)(c)	316,950

5,000	On Assignment, Inc.(a)	58,750

3,000	Pinnacle Entertainment, Inc.(a)	99,420

300	Sears Holdings Corp.(a)	50,379

4,500	Shuffle Master, Inc.(a)(b)	117,900

7,000	Smith & Wesson Holding Corp.(a)(b)	72,380

2,000	THQ, Inc.(a)	65,040

2,000	Trump Entertainment Resorts, Inc.(a)	36,480

3,000	Urban Outfitters, Inc.(a)	69,090

1,000	WESCO International, Inc.(a)	58,810

23,000	The Wet Seal, Inc.(a)	153,410

26,000	Youbet.com, Inc.(a)	95,940

		2,671,968

Consumer Staples: 1.72%
1,500	Altria Group, Inc.(c)	128,730

6,000	Jones Soda Co.(a)(b)	73,800

		202,530

Shares		Value (Note 3)

Energy: 4.74%
2,000	Anadarko Petroleum Corp.	$87,040

3,500	Carrizo Oil & Gas, Inc.(a)	101,570

1,600	Diamond Offshore Drilling, Inc.	127,904

3,000	The Exploration Co. of Delaware, Inc.(a)	40,020

1,300	Peabody Energy Corp.	52,533

4,500	RPC, Inc.	75,960

1,500	Ultra Petroleum Corp.(a)	71,625

		556,652

Financial Services: 7.80%
3,500	Bankrate, Inc.(a)	132,825

2,200	Citigroup, Inc.(c)	122,540

2,500	E*Trade Financial Corp.(a)	56,050

500	The Goldman Sachs Group, Inc.	99,675

1,000	Nymex Holdings, Inc.(a)(b)	124,010

9,000	TheStreet.com, Inc.	80,100

39,000	WisdomTree Investments, Inc.(a)(b)	302,250

		917,450

Health Care: 20.62%
19,500	ADVENTRX Pharmaceuticals, Inc.(a)(b)	57,525

6,000	Allscripts Healthcare Solutions, Inc.(a)(b)	161,940

4,000	Alnylam Pharmaceuticals, Inc.(a)	85,600

4,000	American Medical Systems Holdings, Inc.(a)	74,080

2,000	BioCryst Pharmaceuticals, Inc.(a)	23,120

14,900	BioVeris Corp.(a)	204,428

6,000	Cardiome Pharma Corp.(a)	66,900

2,500	Celgene Corp.(a)(c)	143,825

3,500	Crucell NV(a)(b)	89,180

1,500	DJ Orthopedics, Inc.(a)	64,230

4,000	Dr. Reddy’s Laboratories, Ltd. ADR(b)(d)	72,800

3,000	Flamel Technologies S.A. ADR(a)(d)	89,850

3,000	Gen-Probe, Inc.(a)	157,110

2,500	Hologic, Inc.(a)	118,200

1,700	Inverness Medical Innovations, Inc.(a)	65,790

3,000	LifeCell Corp.(a)(c)	72,420

December 31, 2006	78	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Emerald Opportunities Fund

Shares		Value (Note 3)
Health Care: 20.62%

2,000	The Medicines Co.(a)	$63,440

2,100	Medicis Pharmaceutical Corp.	73,773

5,000	Micrus Endovascular Corp.(a)	95,400

3,000	Myriad Genetics, Inc.(a)	93,900

4,200	Novavax, Inc.(a)(b)	17,220

3,000	Psychiatric Solutions, Inc.(a)	112,560

10,500	RadNet, Inc.(a)(b)	48,510

1,500	Respironics, Inc.(a)	56,625

10,600	Rita Medical Systems, Inc.(a)(b)	48,760

15,000	Sangamo Biosciences, Inc.(a)(b)	99,000

1,000	Schering-Plough Corp.(c)	23,640

2,500	Syneron Medical Ltd.(a)	67,825

8,000	ThermoGenesis Corp.(a)	34,480

1,500	Viasys Healthcare, Inc.(a)	41,730

		2,423,861

Materials & Processing: 4.37%
7,300	Apogee Enterprises, Inc.	140,963

1,700	Ceradyne, Inc.(a)	96,050

700	Harsco Corp.	53,270

1,000	McDermott International, Inc.(a)(c)	50,860

5,000	PW Eagle, Inc.	172,500

		513,643

Producer Durables: 6.47%
2,400	BE Aerospace, Inc.(a)	61,632

2,800	Beazer Homes USA, Inc.	131,628

2,700	Cognos, Inc.(a)	114,642

6,200	General Electric Co.(c)	230,702

2,500	Nvidia Corp.(a)	92,525

1,000	Terex Corp.(a)	64,580

2,000	Toll Brothers, Inc.(a)	64,460

		760,169

Shares		Value (Note 3)
Technology: 20.40%
1,500	American Science & Engineering, Inc.(a)(b)	$89,265

1,000	Ansoft Corp.(a)	27,800

1,000	Apple Computer, Inc.(a)	84,840

3,000	Blackboard, Inc.(a)	90,120

5,100	Business Objects S.A. ADR(a)(c)	201,195

13,000	Callidus Software, Inc.(a)(c)	81,900

10,000	C-COR, Inc.(a)	111,400

2,000	Cognizant Technology Solutions Corp.(a)	154,320

1,000	Helix Energy Solutions Group, Inc.(a)	31,370

7,800	Hewlett-Packard Co.(c)	321,282

3,500	Hyperion Solutions Corp.(a)	125,790

1,300	International Business Machines Corp.(c)	126,295

23,500	Internet Capital Group, Inc.(a)	241,110

1,100	Komag, Inc.(a)	41,668

5,000	Micron Technology, Inc.(a)	69,800

4,000	Microsoft Corp.	119,440

9,000	Motive, Inc.(a)	32,580

7,000	OPNET Technologies, Inc.(a)	101,150

7,000	Smith Micro Software, Inc.(a)	99,330

9,100	TIBCO Software, Inc.(a)	85,904

24,300	VA Software Corp.(a)	122,229

6,000	Vical, Inc.(a)	38,580

		2,397,368

Utilities: 2.45%

1,300	The AES Corp.(a)	28,652

3,000	Comcast Corp.(a)(c)	126,990

4,000	Duke Energy Corp.(c)	132,840

		288,482

	Total Common Stocks (Cost $9,645,571)	10,810,468

See Notes to Financial Statements	79	December 31, 2006

Portfolio of Investments (Note 11)

Forward Emerald Opportunities Fund

Contracts		Value (Note 3)

OPTIONS PURCHASED: 3.76%
Calls: 3.37%

	Apogee Enterprises, Inc.

40	Expiration: May 2007 at $17.50	$11,800

	Beazer Homes USA, Inc.

20	Expiration: January 2007 at $45.00	5,650

	BioVeris Corp.

200	Expiration: March 2007 at $10.00	83,000

	Boyd Gaming Corp.

25	Expiration: January 2007 at $45.00	3,625

	Business Objects SA

50	Expiration: January 2007 at $30.00	47,750

	CROCS, Inc.

20	Expiration: March 2007 at $30.00	27,300

	Evergreen Energy, Inc.

40	Expiration: January 2007 at $17.50	100

	Iconix Brand Group, Inc.

40	Expiration: January 2007 at $20.00	1,200

	Intercontinental Exchange, Inc.

20	Expiration: January 2007 at $95.00	26,200

	Internet Capital Group, Inc.

40	Expiration: April 2007 at $10.00	4,200

	Intuitive Surgical, Inc.

20	Expiration: January 2007 at $100.00	2,800

	Las Vegas Sands Corp.

20	Expiration: March 2007 at $95.00	8,400

	Medicines Co.

50	Expiration: January 2007 at $25.00	34,750

	NutriSystem, Inc.

20	Expiration: January 2007 at $55.00	18,000

40	Expiration: January 2007 at $65.00	5,600

	OSI Pharmaceuticals, Inc.

30	Expiration: January 2007 at $40.00	900

	Penn National Gaming, Inc.

40	Expiration: January 2007 at $40.00	9,200

	PW Eagle, Inc.

50	Expiration: January 2007 at $35.00	5,000

Contracts		Value (Note 3)

	Sears Holdings Corp.

45	Expiration: January 2007 at $170.00	$11,475

40	Expiration: March 2007 at $200.00	5,900

	Sepracor, Inc.

80	Expiration: January 2007 at $57.50	39,600

	Shuffle Master, Inc.

40	Expiration: January 2007 at $30.00	400

	Telik, Inc.

50	Expiration: January 2007 at $15.00	100

50	Expiration: January 2007 at $20.00	250

110	Expiration: January 2007 at $17.50	550

	Under Armour, Inc.

20	Expiration: April 2007 at $50.00	10,800

	Urban Outfitters, Inc.

50	Expiration: March 2007 at $22.50	11,500

	VA Software Corp.

30	Expiration: May 2007 at $5.00	2,475

	The Wet Seal, Inc.

100	Expiration: March 2007 at $5.00	18,250

		396,775

Puts: 0.39%

	Apple Computer, Inc.

10	Expiration: January 2007 at $80.00	1,780

	Atherogenics, Inc.

90	Expiration: January 2007 at $10.00	13,050

	ImClone Systems, Inc.

35	Expiration: January 2007 at $30.00	12,600

	INVESTools, Inc.

50	Expiration: May 2007 at $12.50	5,375

	Neurometrix, Inc.

30	Expiration: January 2007 at $15.00	1,950

30	Expiration: February 2007 at $15.00	4,650

	PW Eagle, Inc.

35	Expiration: January 2007 at $35.00	6,212

		45,617

	Total Options Purchased (Cost $534,645)	442,392

December 31, 2006	80	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Emerald Opportunities Fund

Par Value		Value (Note 3)

SHORT-TERM BANK DEBT INSTRUMENTS: 4.53%
$532,292	Bank of America — London 4.400%, due 01/03/07	$532,292

	Total Short-Term Bank Debt Instruments (Cost $532,292)	532,292

	Total Investments: 100.26% (excluding investments purchased with cash collateral from securities loaned) (Cost $10,712,508)	11,785,152

Shares

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED
MONEY MARKET FUNDS: 15.92%

1,871,019	Brown Brothers Investment Trust, Securities Lending Investment Fund(e)	1,871,019

	Total Money Market Funds (purchased with collateral from securities loaned) (Cost $1,871,019)	1,871,019

	Total Investments: 116.18% (Cost $12,583,527)	13,656,171

	Net Other Assets and Liabilities: (16.18)%	(1,901,699)

	Net Assets: 100.00%	$11,754,472

Shares		Value (Note 3)

SCHEDULE OF SECURITIES SOLD SHORT
(3,000)	Adtran, Inc.	$(68,100)

(7,000)	Arctic Cat, Inc.	(123,130)

(2,000)	Arkansas Best Corp.	(72,000)

(1,500)	Arthrocare Corp.	(59,880)

(17,000)	Autobytel, Inc.	(59,500)

(3,000)	Blyth, Inc.	(62,250)

(2,500)	Hansen Natural Corp.	(84,200)

(2,500)	ImClone Systems, Inc.	(66,900)

(15,000)	INVESTools, Inc.	(206,850)

(7,000)	NASDAQ 100 Index Fund(f)	(302,120)

(5,000)	Nektar Therapeutics	(76,050)

(5,000)	Neurometrix, Inc.	(74,550)

(3,500)	NMT Medical, Inc.	(47,355)

(2,600)	Plantronics, Inc.	(55,120)

(3,500)	US Xpress Enterprises, Inc.	(57,645)

(3,500)	Werner Enterprises, Inc.	(61,180)

	Total Securities Sold Short (Proceeds $1,405,991)	$(1,476,830)

(a) Non-income producing security.

(b) Security, or portion of security, is currently on loan.

(c) Security, or portion of security, is being held as collateral for short sales.

(d) ADR — American Depositary Receipt

(e) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. (Note 3)

(f) Investments in other mutual funds are calculated at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	81	December 31, 2006

Portfolio of Investments (Note 11)

Forward Global Emerging Markets Fund

Shares		Value (Note 3)

COMMON STOCKS: 95.70%
Argentina: 1.82%
17,600	Banco Macro SA, ADR(a)	$549,296

23,200	Telecom Argentina SA, Sponsored ADR(a)(b)	464,232

		1,013,528

Brazil: 7.18%
32,874	Cia Vale do Rio Doce	980,142

21,800	Lojas Renner SA	313,251

19,384	Petroleo Brasileiro SA, ADR(a)(b)	1,812,016

10,970	Tim Participacoes SA, ADR(a)	379,782

5,518	Unibanco-Uniao de Bancos Brasileiros SA, GDR(c)(d)	512,953

		3,998,144

China: 16.05%
582,000	Air China, Ltd.	315,007

226,000	Baoye Group Co., Ltd.	377,718

153,000	China Communications Construction Co., Ltd.(b)	151,263

1,861,600	China Construction Bank Corp.	1,184,696

279,000	China Life Insurance Co., Class H	952,323

137,000	China Mobile, Ltd.	1,183,601

289,250	China Overseas Land & Investment, Ltd.	388,230

142,000	China Resources Enterprise, Ltd.	408,020

347,579	China Unicom, Ltd.	509,417

612,000	CNOOC, Ltd.	581,448

520,000	Cnpc Hong Kong, Ltd.	287,466

4,800	Focus Media Holding, Ltd., ADR(a)(b)	318,672

361,600	Great Wall Motor Co., Ltd.	349,127

448,000	PetroChina Co., Ltd.	634,709

980,000	Shanghai Electric Group Co., Ltd.	411,992

17,100	Sohu.com, Inc.(b)	410,400

574,000	Yanzhou Coal Mining Co., Ltd.	463,433

		8,927,522

Egypt: 0.74%
6,220	Orascom Telecom Holding SAE	410,964

Shares		Value (Note 3)

Hong Kong: 1.96%
3,100,000	Good Fellow Group, Ltd.(b)	$426,443

181,584	Hutchison Telecommunications International, Ltd.(b)	457,561

9,697	Melco PBL Entertainment Macau, Ltd., ADR(a)(b)(d)	206,158

		1,090,162

India: 5.46%
22,300	Dr. Reddy’s Laboratories, Ltd., ADR(a)(d)	405,860

11,900	ICICI Bank, Ltd., Sponsored ADR(a)	496,706

23,000	Patni Computer Systems, Ltd., ADR(a)	468,740

18,522	Satyam Computer Services, Ltd., ADR(a)	444,713

11,076	State Bank of India, GDR(c)	824,055

19,428	Tata Motors, Ltd., Sponsored ADR(a)(d)	396,914

		3,036,988

Indonesia: 3.26%
637,000	Indosat Tbk PT	478,095

1,767,500	Kalbe Farma Tbk PT(b)	233,872

996,415	PT Bank Mandiri	321,299

495,813	PT Bank Rakyat Indonesia	283,920

10,913	PT Telekomunikasi Indonesia, Sponsored ADR(a)	497,633

		1,814,819

Israel: 2.57%
77,982	Bank Hapoalim B.M.	367,246

146,667	Israel Discount Bank, Ltd.(b)	326,495

23,600	Teva Pharmaceutical Industries, Ltd., Sponsored ADR(a)	733,488

		1,427,229

Malaysia: 3.58%
248,300	Bumiputra-Commerce Holding Berhad	545,444

50,100	Genting Berhad	468,622

265,200	RHB Capital Berhad	257,082

138,200	Telekom Malaysia Berhad	381,930

108,375	Tenaga Nasional Berhad	334,832

		1,987,910

December 31, 2006	82	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Global Emerging Markets Fund

Shares		Value (Note 3)
Mexico: 5.59%
28,803	America Movil SA de CV, ADR, Series L(a)	$1,302,472

5,600	Fomento Economico Mexicano SA de CV, Sponsored ADR(a)	648,256

151,800	Grupo Financiero Banorte SA de CV	593,542

20,832	Grupo Televisa SA, Sponsored ADR(a)	562,672

		3,106,942

Philippines: 2.08%
1,439,263	Ayala Land, Inc.	447,477

256,607	Bank of the Philippine Islands	332,203

7,239	Philippine Long Distance Telephone Co.	376,339

		1,156,019

Russia: 10.03%
9,371	Efes Breweries International, GDR(b)(c)	314,866

12,296	LUKOIL, Sponsored ADR(a)	1,074,670

3,500	MMC Norilsk Nickel	549,500

13,400	Mobile TeleSystems, Sponsored ADR(a)	672,546

42,502	OAO Gazprom, Sponsored ADR(a)	1,955,092

6,330	OAO Vimpel-Communications, Sponsored ADR(a)(c)	499,754

4,700	RAO Unified Energy System, GDR, Registered Shares(c)	513,005

		5,579,433

Slovakia: 0.00%(e)
525	Chirana Prema AS(b)	0

South Africa: 4.81%
1,861	Anglo Platinum, Ltd.	227,152

17,503	Barloworld, Ltd.	409,295

13,648	Gold Fields, Ltd.	258,336

21,371	Harmony Gold Mining Co., Ltd.(b)	338,852

14,120	Impala Platinum Holdings, Ltd.	370,453

22,741	Sappi, Ltd.	381,003

18,713	Sasol, Ltd.	690,512

		2,675,603

South Korea: 14.74%
8,696	Hana Financial Group, Inc.	457,241

3,711	Hyundai Department Store Co., Ltd.(b)	335,187

6,870	Hyundai Development Co.(b)	419,587

Shares		Value (Note 3)

5,395	Hyundai Motor Co.(b)	$390,992

9,383	Kookmin Bank(b)	755,685

7,422	LG Corp.(b)	238,222

4,377	LG Electronics, Inc.(b)	258,855

41,900	Macquarie Korea Infrastructure Fund, GDR(c)	317,602

3,015	NHN Corp.(b)	369,905

931	POSCO	309,332

8,110	Samsung Corp.(b)	267,281

3,532	Samsung Electronics Co., Ltd.	2,328,082

1,613	Samsung Fire & Marine Insurance Co., Ltd.	280,107

11,170	Shinhan Financial Group Co., Ltd.(b)	570,511

1,026	Shinsegae Co., Ltd.	639,871

9,800	SK Telecom Co., Ltd., ADR(a)	259,504

		8,197,964

Taiwan: 12.95%
126,295	Asustek Computer, Inc.	345,727

184,738	AU Optronics Corp.	256,825

16,000	Catcher Technology Co., Ltd.	156,391

236,485	Cathay Financial Holding Co., Ltd.	537,053

390,600	Chinatrust Financial Holding Co., Ltd.	326,649

19,149	Chunghwa Telecom Co., Ltd., ADR(a)	377,810

100,900	Delta Electronics, Inc.	325,134

570,858	First Financial Holding Co., Ltd.	433,596

900	Foxconn Technology Co., Ltd.	10,786

515,772	Fubon Financial Holding Co., Ltd.	482,769

12,000	High Tech Computer Corp.	237,533

113,464	Hon Hai Precision Industry Co., Ltd.	809,587

202,071	Siliconware Precision Industries Co.	317,509

176,000	Taiwan Fertilizer Co., Ltd.	336,498

541,038	Taiwan Semiconductor Manufacturing Co., Ltd.	1,120,763

352,000	Uni-President Enterprises Corp.	351,082

706,000	United Microelectronics Corp.	438,745

410,000	Yuanta Core Pacific Securities Co.	340,356

		7,204,813

See Notes to Financial Statements	83	December 31, 2006

Portfolio of Investments (Note 11)

Forward Global Emerging Markets Fund

Shares		Value (Note 3)

Thailand: 1.37%
76,264	Bangkok Bank Public Co., Ltd.	$247,401
168,254	Kasikornbank Public Co., Ltd.	296,640
1,260,200	True Corporation Public Co., Ltd.(b)	217,735

		761,776

Turkey: 1.51%
22,560	Migros Turk TAS(b)	291,662

73,375	Tofas Turk Otomobil Fabrikasi AS	254,001

57,802	Turkcell Iletisim Hizmetleri AS	291,971

		837,634

	Total Common Stocks (Cost $37,341,880)	53,227,450

PREFERRED STOCKS: 2.82%
Brazil: 2.82%
10,467	Banco Bradesco SA, Preference No Par	423,775

6,660	Bradespar SA, Preference No Par	314,842

57,078,400	Brasil Telecom Participacoes SA, Preference No Par	488,900

6,887,934	Cia Energetica de Minas Gerais, Preference	338,191

		1,565,708

	Total Preferred Stocks (Cost $1,900,600)	1,565,708

RIGHTS: 0.00%(e)
Thailand: 0.00%(e)
47,704	True Corporation Public Co., Ltd., Rights(b)	0

	Total Rights (Cost $0)	0

Par Value		Value (Note 3)

SHORT-TERM BANK DEBT INSTRUMENTS: 1.99%
$1,109,000	Bank of America—London 4.400%, due 01/03/07	$1,109,000

	Total Short-Term Bank Debt Instruments (Cost $1,109,000)	1,109,000

	Total Investments: 100.51% (excluding investments purchased with cash collateral from securities loaned) (Cost $40,351,480)	55,902,158

Shares

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED
MONEY MARKET FUNDS: 2.30%

1,278,701	Brown Brothers Investment Trust, Securities Lending Investment Fund(f)	1,278,701

	Total Money Market Funds (purchased with collateral from securities loaned) (Cost $1,278,701)	1,278,701

	Total Investments: 102.81% (Cost $41,630,181)	57,180,859

	Net Other Assets and Liabilities: (2.81)%	(1,561,209)

	Net Assets: 100.00%	$55,619,650

(a) ADR — American Depositary Receipt

(b) Non-income producing security.

(c) GDR — Global Depositary Receipt

(d) Security, or portion of security, is currently on loan.

(e) Amount represents less than 0.01%.

(f) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. (Note 3)

Percentages are stated as a percent of net assets.

December 31, 2006	84	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward International Equity Fund

Shares		Value (Note 3)

COMMON STOCKS: 95.55%
Australia: 1.80%
28,126	Alinta, Ltd.	$262,418

37,800	Dyno Nobel, Ltd.(a)	71,013

20,308	Iluka Resources, Ltd.	106,600

82,400	Pacific Brands, Ltd.	169,760

		609,791

Austria: 1.51%
3,355	Raiffeisen International Bank Holding AG	511,565

Belgium: 1.54%
7,285	Agfa-Gevaert NV	186,176

4,000	Delhaize Group	333,443

		519,619

Brazil: 1.97%
5,300	Banco Nossa Caixa SA	119,073

4,627	Companhia de Bebidas das Americas, ADR(b)	225,798

2,500	Petroleo Brasileiro SA, ADR(b)	233,700

21,700	Vivo Participacoes SA, ADR(b)(c)	88,970

		667,541

Canada: 1.04%

4,454	Suncor Energy, Inc.	351,465

Czech Republic: 1.02%
7,471	CEZ AS	344,464

Egypt: 0.96%
4,900	Orascom Telecom Holding SAE, GDR, Registered Shares(e)	323,400

France: 4.36%
27,400	Bull SA(a)	219,547

10,120	Gemalto NV(a)	252,082

4,705	Sanofi-Aventis SA	434,446

7,900	Total SA	569,910

		1,475,985

Shares		Value (Note 3)

Germany: 11.21%
2,940	Allianz SE	$601,195

7,300	Bayer AG	393,451

7,500	Bayerische Motoren Werke AG	431,655

11,312	Deutsche Post AG	341,951

19,968	GEA Group AG	447,834

2,892	Henkel KGaA	374,885

10,300	Hypo Real Estate Holding AG	648,143

12,698	Kloeckner & Co. AG(a)	553,982

		3,793,096

Greece: 5.83%
9,493	Cosmote Mobile Telecommunications SA	280,698

21,103	Hellenic Exchanges SA Holding Clearing Settlement and Regis	388,325

15,409	National Bank of Greece SA	709,886

6,008	Opap SA	232,215

19,001	Vivartia SA	362,187

		1,973,311

Hong Kong: 0.90%
3,000	Jardine Matheson Holdings, Ltd.	64,200

65,000	Wharf Holdings, Ltd.	240,252

		304,452

Hungary: 0.97%
2,900	MOL Magyar Olaj-es Gazipari Rt., Sponsored ADR(b)	329,150

Ireland: 0.86%
9,712	Allied Irish Banks Plc	289,995

Italy: 9.07%
93,961	Astaldi SpA	701,405

67,255	Danieli SpA	843,406

14,354	Fondiaria-Sai SpA	508,941

38,700	Mediaset SpA	459,261

63,100	UniCredito Italiano SpA	553,078

		3,066,091

See Notes to Financial Statements	85	December 31, 2006

Portfolio of Investments (Note 11)

Forward International Equity Fund

Shares		Value (Note 3)
Japan: 15.67%
4,000	Aoyama Trading Co., Ltd.	$119,995

15,200	Arnest One Corp.	226,202
16,000	Asahi Glass Co., Ltd.(c)	192,261

81	Astellas Pharma, Inc.	3,682

21,000	Bank of Fukuoka, Ltd.	153,170

8,400	Century Leasing System, Inc.	109,478

22,000	Daiwa Securities Group, Inc.	246,796

22,000	The Eighteenth Bank, Ltd.	109,256

24,000	Fujitsu, Ltd.	188,362

44,000	Haseko Corp.(a)	157,506

4,600	Ibiden Co., Ltd.	231,923

57,000	Isuzu Motors, Ltd.	267,745

21,000	ITOCHU Corp.	172,405

13,000	JGC Corp.	223,394

7,100	Joint Corp.	273,249

3,400	Komatsu Electronic Metals Co., Ltd.	176,564

18,000	Kyowa Exeo Corp.	183,925

26,000	Mitsubishi Electric Corp.	237,267

13,000	Mitsubishi Estate Co., Ltd.	336,456

2,400	Nidec Corp.	185,538

19,000	Nissan Chemical Industries, Ltd.	236,293

8,000	Ricoh Co., Ltd.	163,355

19,000	Sekisui Chemical Co., Ltd.	151,515

1,000	SMC Corp.	141,843

27,000	Sumitomo Chemical Co., Ltd.	209,411

19,000	Sumitomo Heavy Industries, Ltd.	199,572

18	Sumitomo Mitsui Financial Group, Inc.	184,530

17,000	Sumitomo Rubber Industries, Inc.(c)	219,562

		5,301,255

Kazakhstan: 1.37%
18,875	KazMunaiGas Exploration & Production, GDR(a)(e )	461,683

Mexico: 0.96%
5,100	Coca-Cola Femsa, SA de CV, Sponsored ADR(b)	193,800

4,800	Grupo Televisa SA, Sponsored ADR(b)	129,648

		323,448

Shares		Value (Note 3)
Netherlands: 0.78%
6,242	Mittal Steel Co. NV	$263,424

Norway: 4.19%
567,700	PAN Fish ASA(a)	518,971

14,350	Statoil ASA	380,315

27,500	Telenor ASA	517,124

		1,416,410

Philippines: 0.69%
753,200	Ayala Land, Inc.	234,175

Russia: 1.90%
5,900	RAO Unified Energy System, GDR, Registered Shares(e)	643,985

Singapore: 0.45%
34,000	Keppel Land, Ltd.	152,958

South Africa: 0.47%
4,323	Sasol, Ltd.	159,519

South Korea: 1.77%
5,380	Hana Financial Group, Inc.	282,884

480	Samsung Electronics Co., Ltd.	316,387

		599,271

Spain: 2.53%
20,900	Corporacion Dermoestetica(a)	239,196

29,000	Telefonica SA	617,095

		856,291

Sweden: 2.40%
24,577	Eniro AB	324,895

7,400	Modern Times Group AB, Class B	486,419

		811,314

Switzerland: 2.93%
4,501	Julius Baer Holding, Ltd.	495,720

1,800	Valora Holding AG	494,501

		990,221

Taiwan: 1.05%
88,176	Cathay Financial Holding Co., Ltd.	200,246

14,213	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR(b)	155,348

		355,594

December 31, 2006	86	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward International Equity Fund

Shares		Value (Note 3)

Thailand: 0.63%
65,400	Bangkok Bank Public Co., Ltd.	$212,158

Turkey: 2.23%
86,258	Aksigorta AS	326,019

50,808	Asya Katilim Bankasi AS(a)	201,007

44,809	Turkcell Iletisim Hizmet AS	226,340

		753,366

United Kingdom: 12.49%
5,697	Carnival Plc	288,682

190,150	Invista Real Estate Investment Management Holdings Plc(a)	439,326

30,637	Kensington Group Plc	473,895

155,256	Old Mutual Plc	529,700

19,000	Royal Dutch Shell Plc, Class A	670,160

9,783	Soco International Plc(a)	264,721

11,200	Standard Chartered Plc	327,186

70,571	WH Smith Plc	518,163

21,682	Whitbread Plc	711,087

		4,222,920

	Total Common Stocks (Cost $25,484,062)	32,317,917

MUTUAL FUNDS: 2.40%

32,100	iShares MSCI Canada Index Fund(d)	810,525

	Total Mutual Funds (Cost $670,427)	810,525

Par Value		Value (Note 3)

SHORT-TERM BANK DEBT INSTRUMENTS: 0.34%

$114,782	J.P. Morgan & Co., Inc.— Grand Cayman 4.400%, due 01/03/07	$114,782

	Total Short-Term Bank Debt Instruments (Cost $114,782)	114,782

	Total Investments: 98.29% (excluding investments purchased with cash collateral from securities loaned) (Cost $26,269,271)	33,243,224
Shares

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED
MONEY MARKET FUNDS: 1.55%

524,726	Brown Brothers Investment Trust, Securities Lending Investment Fund(f)	524,726

	Total Money Market Funds (purchased with collateral from securities loaned) (Cost $524,726)	524,726

	Total Investments: 99.84% (Cost $26,793,997)	33,767,950

	Net Other Assets and Liabilities: 0.16%	54,969

	Net Assets: 100.00%	$33,822,919

(a) Non-income producing security.

(b) ADR — American Depositary Receipt

(c) Security, or portion of security, is currently on loan.

(d) Investments in other funds are calculated at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

(e) GDR — Global Depositary Receipt

(f) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. (Note 3)

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	87	December 31, 2006

Portfolio of Investments (Note 11)

Forward International Small Companies Fund

Shares		Value (Note 3)

COMMON STOCKS: 95.96%
Australia: 3.54%
1,027,000	A.B.C. Learning Centres, Ltd.(a)	$6,809,538

500,000	ABB Grain, Ltd., Class B	2,660,099

109,375	Babcock & Brown Power(b)	230,514

2,847,100	Sigma Pharmaceuticals, Ltd.(a)	6,719,576

2,700,000	Timbercorp, Ltd.(a)(d)	6,393,711

		22,813,438

Austria: 5.13%
35,292	Andritz AG	7,654,248

76,188	Boehler-Uddeholm AG	5,340,351

279,750	Century Casinos, Inc., ADC(b)(c)(d)	3,249,686

171,800	Conwert Immobilien Invest AG(b)	3,719,253

131,000	RHI AG(b)	6,692,231

200,829	Zumtobel AG(b)	6,410,198

		33,065,967

Belgium: 2.04%
49,779	Bekaert SA	6,222,786

29,048	EVS Broadcast Equipment SA	1,679,496

69,400	Omega Pharma SA	5,235,575

		13,137,857

China: 1.06%
2,017,995	China Energy, Ltd.(b)	1,315,726

9,500,000	Hunan Non-Ferrous Metal Corp., Ltd.(b)	5,496,060

		6,811,786

Denmark: 0.77%
38,575	Bang & Olufsen A/S, Class B(a)	4,971,428

Finland: 0.98%
125,100	Metso Corp.	6,314,862

France: 5.41%
95,772	BioMerieux(d)	6,529,765

17,668	Cegedim SA(d)	1,536,956

23,675	Compagnie Generale de Geophysique SA(a)(b)	5,131,589

119,704	Ipsen, Ltd.	5,565,276

33,520	Seche Environnement(d)	6,013,290

Shares		Value (Note 3)

75,200	Sechilienne-Sidec	$4,148,384

153,235	Teleperformance(a)	5,959,083

		34,884,343

Germany: 5.77%
8,963	Bijou Brigitte Modische Accessoires AG(d)	1,767,635

113,600	Escada AG(b)(d)	4,455,225

45,578	IVG Immobilien AG	1,984,843

84,454	Jungheinrich AG	2,569,685

54,000	Pfeiffer Vacuum Technology AG	4,575,619

387,223	Premiere AG(a)(b)	6,501,850

23,480	Rational AG	4,394,112

75,135	Rheinmetall AG	5,695,998

34,168	Wincor Nixdorf AG	5,279,792

		37,224,759

Greece: 2.31%
266,663	Greek Postal Savings Bank(b)	6,286,847

130,314	Intralot SA-Integrated Lottery Systems & Services	4,558,539

125,000	Piraeus Bank SA	4,029,437

		14,874,823

Hong Kong: 4.30%
4,948,000	China Infrastructure Machinery Holdings, Ltd.(b)(d)	5,852,384

958,000	Haitian International Holdings, Ltd.(b)	431,071

2,484,000	Kowloon Development Co., Ltd.	4,407,030

1,000,000	Moulin Global Eyecare Holdings, Ltd.(b)(d)(f)	0

8,500,000	Pacific Basin Shipping, Ltd.	5,354,640

7,500,000	Prime Success International Group, Ltd.	6,971,318

3,099,000	Shun TAK Holdings, Ltd.	4,741,152

		27,757,595

Indonesia: 0.08%
64,096,500	PT Bank Century Tbk(b)(d)	498,889

December 31, 2006	88	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward International Small Companies Fund

Shares		Value (Note 3)
Ireland: 2.19%
114,861	FBD Holdings Plc	$6,261,975

297,421	Kingspan Group Plc	7,879,664

		14,141,639

Italy: 2.81%
127,313	Credito Emiliano SpA	1,801,591

1,106,424	Hera SpA	4,805,141

9,266,987	Seat Pagine Gialle SpA	5,523,127

146,040	Valentino Fashion Group SpA	5,976,160

		18,106,019

Japan: 18.47%
439,000	CKD Corp.	4,592,706

330,000	Daimei Telecom Engineering Corp.	3,840,595

314,000	DAISO Co., Ltd.(a)(d)	891,828

244,000	Don Quijote Co., Ltd.(a)	4,664,510

5,000	Espec Corp.	63,695

200,000	Fujimi, Inc.(a)(d)	5,730,852

160,000	Hamamatsu Photonics KK(a)	4,799,798

1,400,000	Haseko Corp.(b)	5,011,554

348,000	Hitachi Koki Co., Ltd.	4,941,977

150,000	Izumi Co., Ltd.(a)	5,344,313

235,000	Japan General Estate Co., Ltd.	6,753,498

250,000	Keihin Corp.	6,291,752

1,000,000	Keiyo Bank, Ltd.(d)	5,512,373

660,000	Kitz Corp.	5,534,894

490,000	Nabtesco Corp.(a)	6,139,154

242,600	Nippon Seiki Co., Ltd.(d)	5,687,610

90,000	Okinawa Electric Power Co., Inc.(d)	5,551,027

1,500	Risa Partners, Inc.(a)	6,327,465

720,000	Ryobi, Ltd.	6,207,470

570,000	Shizuoka Gas Co., Ltd.(d)	4,598,126

136,000	Sysmex Corp.	5,325,491

108,000	The Tokushima Bank, Ltd.	638,898

1,900	The Tokyo Star Bank, Ltd.	5,731,692

430,000	Tokyo Tatemono Co., Ltd.	4,791,227

169	Village Vanguard Co., Ltd.(d)	833,604

5,832	Xinhua Finance, Ltd.(b)	3,317,730

		119,123,839

Shares		Value (Note 3)
Netherlands: 2.96%
267,664	Koninklijke BAM Groep NV	$5,190,395

46,330	Koninklijke Boskalis Westminster NV	4,586,826

78,824	Nutreco Holding NV	5,139,090

177,400	Unit 4 Agresso NV(b)(d)	4,180,041

		19,096,352

Norway: 1.50%
666,740	Acta Holding ASA	3,528,743

79,800	Aker Yards AS	6,181,582

		9,710,325

Portugal: 1.04%
2,125,050	Portucel Empresa Produtora de Pasta e Papel SA	6,732,387

Singapore: 4.17%
12,482,000	Global Testing Corp., Ltd.(b)	1,912,483

3,000,000	KS Energy Services, Ltd.(d)	4,889,976

3,200,000	Parkway Holdings, Ltd.(d)	6,551,263

3,000,000	Petra Foods, Ltd.(d)	3,520,782

8,000,000	United Test and Assembly Center, Ltd.(b)	3,807,661

2,200,000	UOL Group, Ltd.	6,225,265

		26,907,430

Spain: 3.50%
292,903	Banco Pastor SA	5,703,015

74,485	Grupo Empresarial Ence SA	4,129,589

262,508	Indra Sistemas SA	6,448,781

316,473	Sol Melia SA	6,270,556

		22,551,941

Sweden: 4.02%
197,000	Bergman & Beving AB, Class B(a)(d)	5,481,854

163,900	Hexagon AB, Class B	7,002,790

168,000	Oriflame Cosmetics SA	6,920,296

212,500	Saab AB	6,518,453

		25,923,393

Switzerland: 6.19%
5,962	Barry Callebaut AG(b)	3,009,134

48,051	BKW FMB Energie AG(d)	5,650,971

See Notes to Financial Statements	89	December 31, 2006

Portfolio of Investments (Note 11)

Forward International Small Companies Fund

Shares		Value (Note 3)

Switzerland: 6.19%

93,300	Ciba Specialty Chemicals AG	$6,205,962

4,989	Geberit AG	7,689,242

202,300	Logitech International SA, Registered Shares(b)	5,835,737

35,830	Panalpina Welttransport Holding AG	4,887,112

38,558	Partners Group(b)	4,651,642

6,010	SIG Holding AG(b)	2,007,444

		39,937,244

Turkmenistan: 0.97%
360,000	Burren Energy Plc	6,238,130

United Kingdom: 16.75%
640,000	Balfour Beatty Plc	5,551,270

985,000	Bodycote International Plc	4,402,057

185,000	Charter Plc(b)	3,278,151

410,000	CSR Plc(b)	5,218,021

3,613,000	European Nickel Plc(b)(d)	3,254,126

984,959	FKI Plc	1,991,209

160,000	Forth Ports Plc	6,741,723

584,701	Hunting Plc	6,869,003

580,000	Inchcape Plc	5,746,285

510,000	Informa Plc	5,961,467

2,627,444	Invista Real Estate Investment Management Holdings Plc(b)(d)	6,070,495

700,000	Laird Group Plc	5,660,525

820,000	Lancashire Holdings, Ltd.(b)	5,378,576

521,900	Millennium & Copthorne Hotels Plc	6,238,520

754,000	Rank Group Plc	3,450,894

2,214,000	Regus Group Plc(b)	5,397,039

700,000	SCI Entertainment Group Plc(b)	6,784,407

478,200	Shaftesbury Plc	7,340,646

320,000	SIG Plc	6,453,508

740,000	St. James’s Place Capital Plc	6,226,675

		108,014,597

	Total Common Stocks (Cost $504,718,404)	618,839,043

Par Value		Value (Note 3)

SHORT-TERM BANK DEBT INSTRUMENTS: 3.81%
$24,559,000	Bank of America—London 4.400%, due 01/03/07	$24,559,000

	Total Short-Term Bank Debt Instruments (Cost $24,559,000)	24,559,000

	Total Investments: 99.77% (excluding investments purchased with cash collateral from securities loaned) (Cost $529,277,404)	643,398,043

Shares

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED
MONEY MARKET FUNDS: 9.37%
60,432,969	Brown Brothers Investment Trust, Securities Lending Investment Fund(e)	60,432,969

	Total Money Market Funds (purchased with collateral from securities loaned) (Cost $60,432,969)	60,432,969

	Total Investments: 109.14% (Cost $589,710,373)	703,831,012

	Net Other Assets and Liabilities: (9.14)%	(58,944,402)

	Net Assets: 100.00%	$644,886,610

(a) Security, or portion of security, is currently on loan.

(b) Non-Income producing security.

(c) ADC — Austrian Depositary Certificates

(d) Securities determined to be illiquid under procedures approved by the Fund’s Board of Trustees.

(e) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. (Note 3)

(f) Fair valued security.

Percentages are stated as a percent of net assets.

December 31, 2006	90	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward International Small Companies Fund

Securities determined to be illiquid under procedures approved by the Fund’s Board of Trustees. Information related to these illiquid securities is as follows:

Dates(s) of Purchase	Security	Cost	Market Value	% of Net Assets
10/08/03 - 12/27/06	Parkway Holdings, Ltd.	$4,338,421	$6,551,263	1.02%
11/01/04 - 06/09/06	BioMerieux	$4,995,940	$6,529,765	1.01%
11/04/04 - 12/28/06	Timbercorp, Ltd.	$5,597,513	$6,393,711	0.99%
09/19/06 - 10/27/06	Invista Real Estate Investment Management Holdings Plc	$4,462,937	$6,070,495	0.94%
03/30/05 - 09/11/06	Seche Environnement	$3,582,694	$6,013,290	0.93%
10/05/06 - 12/28/06	China Infrastructure Machinery Holdings, Ltd.	$3,903,571	$5,852,384	0.91%
11/22/05 - 12/19/06	Fujimi, Inc.	$4,421,395	$5,730,852	0.89%
02/15/05 - 09/07/06	Nippon Seiki Co., Ltd.	$4,565,888	$5,687,610	0.88%
03/02/06 - 12/28/06	BKW FMB Energie AG	$4,339,606	$5,650,971	0.88%
02/15/06 - 12/13/06	Okinawa Electric Power Co., Inc.	$5,564,476	$5,551,027	0.86%
09/27/05 - 10/13/06	Keiyo Bank, Ltd.	$6,371,763	$5,512,373	0.85%
01/09/06 - 02/10/06	Bergman & Beving AB, Class B	$2,844,555	$5,481,854	0.85%
10/24/05 - 12/27/06	KS Energy Services, Ltd.	$3,754,959	$4,889,976	0.76%
11/15/05 - 11/10/06	Shizuoka Gas Co., Ltd.	$4,137,803	$4,598,126	0.71%
09/28/06 - 12/28/06	Escada AG	$3,883,804	$4,455,225	0.69%
10/31/06 - 12/06/06	Unit 4 Agresso NV	$3,998,775	$4,180,041	0.65%
04/29/05 - 05/22/06	Petra Foods, Ltd.	$2,112,134	$3,520,782	0.55%
05/12/06 - 06/22/06	European Nickel Plc	$2,324,488	$3,254,126	0.50%
10/11/05 - 12/28/06	Century Casinos, Inc., ADC	$2,314,019	$3,249,686	0.50%
08/31/04 - 10/31/05	Bijou Brigitte Modische Accessoires AG	$1,442,912	$1,767,635	0.27%
07/06/04 - 03/28/06	Cegedim SA	$1,461,045	$1,536,956	0.24%
02/03/06 - 07/11/06	DAISO Co., Ltd.	$1,207,140	$891,828	0.14%
04/06/06 - 07/28/06	Village Vanguard Co., Ltd.	$1,206,745	$833,604	0.13%
02/25/05	PT Bank Century Tbk	$726,981	$498,889	0.08%
05/15/03 - 03/07/05	Moulin Global Eyecare Holdings, Ltd.(f)	$613,587	$0	0.00%

See Notes to Financial Statements	91	December 31, 2006

Portfolio of Investments (Note 11)

Forward Progressive Real Estate Fund(a)

Shares		Value (Note 3)

COMMON STOCKS: 92.92%
Health Care: 3.11%
15,000	Alexandria Real Estate Equities, Inc.	$1,506,000

Hotels: 2.73%
20,000	Hospitality Properties Trust	950,600

50,000	Interstate Hotels & Resorts, Inc.(b)	373,000

		1,323,600

Industrial: 16.49%
41,350	AMB Property Corp.	2,423,523

40,300	EastGroup Properties, Inc.	2,158,468

40,000	ProLogis	2,430,800

10,000	Public Storage, Inc.	975,000

		7,987,791

Office: 9.63%
16,500	Boston Properties, Inc.	1,846,020

21,250	SL Green Realty Corp.	2,821,575

		4,667,595

Residential: 16.41%
36,000	American Campus Communities, Inc.	1,024,920

26,000	Archstone-Smith Trust	1,513,460

20,000	AvalonBay Communities, Inc.	2,601,000

32,200	Boardwalk Real Estate Investment Trust	1,140,109

5,000	Camden Property Trust	369,250

25,700	Equity Residential	1,304,275

		7,953,014

Retail: 33.58%
31,550	CBL & Associates Properties, Inc.	1,367,693

50,000	Cedar Shopping Centers, Inc.	795,500

26,000	Developers Diversified Realty Corp.	1,636,700

61,800	Feldman Mall Properties, Inc.	772,500

49,100	Kimco Realty Corp.	2,207,045

10,000	Realty Income Corp.	277,000

21,250	Regency Centers Corp.	1,661,112

37,108	Simon Property Group, Inc.	3,758,669

19,000	Vornado Realty Trust	2,308,500

32,200	Weingarten Realty Investors, Inc.	1,484,742

		16,269,461

Shares		Value (Note 3)

Specialty: 10.97%
42,000	CB Richard Ellis Group, Inc., Class A(b)	$1,394,400

19,000	Global Signal, Inc.	1,000,730

10,000	Macquarie Infrastructure Co. Trust	354,800

20,000	Potlatch Corp.	876,400

10,000	Ramco-Gershenson Properties Trust	381,400

31,800	Rayonier, Inc.	1,305,390

		5,313,120

	Total Common Stocks (Cost $22,961,234)	45,020,581

PREFERRED STOCKS: 1.74%
Health Care: 1.74%
15,000	LTC Properties, Inc., Preferred Shares, Series E, 8.500%	843,750

	Total Preferred Stocks (Cost $367,833)	843,750

Par Value

U.S. GOVERNMENT AND AGENCY OBLIGATIONS: 4.13%
Fannie Mae: 2.06%
$1,000,000	2.280%, 01/16/07	998,887

Federal Home Loan Bank System: 2.07%
1,000,000	5.200%, 01/05/07	999,996

	Total U.S. Government and Agency Obligations (Amortized Cost $1,998,642)	1,998,883

SHORT-TERM BANK DEBT INSTRUMENTS: 0.75%
361,221	Bank of America—London 4.400%, due 01/03/07	361,221

	Total Short-Term Bank Debt Instruments (Cost $361,221)	361,221

	Total Investments: 99.54% (Cost $25,688,930)	48,224,435

	Other Assets in Excess of Liabilities: 0.46%	225,258

	Net Assets: 100.00%	$48,449,693

(a) Prior to October 30, 2006, the Forward Progressive Real Estate Fund was known as the Forward Uniplan Real Estate Investment Fund.

(b) Non-income producing security.

Percentages are stated as a percentage of net assets.

December 31, 2006	92	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Sierra Club Equity Income Fund

Shares		Value (Note 3)

COMMON STOCKS: 94.43%
Banks: 11.14%
11,626	Bank of America Corp.	$620,712

12,000	KeyCorp	456,360

7,500	The PNC Financial Services Group, Inc.	555,300

16,000	U.S. Bancorp	579,040

17,000	Wells Fargo & Co.	604,520

		2,815,932

Commercial Services & Supplies: 12.89%
10,000	Deluxe Corp.	252,000

10,000	Equifax, Inc.	406,000

5,000	Fiserv, Inc.(a)	262,100

10,522	Manpower, Inc.	788,413

11,194	McGraw-Hill Cos., Inc.	761,416

14,000	Robert Half International, Inc.	519,680

12,000	The Western Union Co.	269,040

		3,258,649

Diversified Financials: 6.58%
3,279	Bear Stearns Cos., Inc.	533,756

14,000	Mellon Financial Corp.	590,100

8,000	State Street Corp.	539,520

		1,663,376

Food & Drug Retailing: 0.91%
10,000	Kroger Co.	230,700

Food, Beverage & Tobacco: 1.24%
10,000	The Hain Celestial Group, Inc.(a)	312,100

Health Care Equipment & Services: 10.52%
2,000	Baxter International, Inc.	92,780

5,990	Becton Dickinson & Co.	420,198

4,800	Edwards Lifesciences Corp.(a)	225,792

10,000	Emdeon Corp.(a)	123,900

12,000	IMS Health, Inc.	329,760

4,000	Quest Diagnostics, Inc.	212,000

5,000	Stryker Corp.	275,550

20,000	Sunrise Senior Living, Inc.(a)	614,400

7,666	Varian Medical Systems, Inc.(a)	364,672

		2,659,052

Shares		Value (Note 3)

Hotels, Restaurants & Leisure: 4.82%
18,000	International Game Technology, Inc.	$831,600

2,346	Las Vegas Sands Corp.(a)	209,920

5,000	Starbucks Corp.(a)	177,100

		1,218,620

Household & Personal Products: 1.94%
12,000	The Estee Lauder Companies, Inc.	489,840

Insurance: 1.73%
7,000	Safeco Corp.	437,850

Media: 2.74%
4,000	Comcast Corp.(a)	169,320

5,000	Omnicom Group, Inc.	522,700

		692,020

Pharmaceuticals & Biotechnology: 10.72%
7,000	Amgen, Inc.(a)	478,170

10,000	Celgene Corp.(a)	575,300

20,000	Endo Pharmaceuticals Holdings, Inc.(a)	551,600

13,004	Gilead Sciences, Inc.(a)	844,350

13,000	Mylan Laboratories, Inc.	259,480

		2,708,900

Real Estate: 6.27%
8,000	AMB Property Corp.	468,880

13,000	Kimco Realty Corp.	584,350

4,000	SL Green Realty Corp.	531,120

		1,584,350

Retailing: 1.99%
14,000	Fastenal Co.	502,320

Software & Services: 6.09%
7,600	Autodesk, Inc.(a)	307,496

5,000	Fair Isaac Corp.	203,250

25,050	Intuit, Inc.(a)	764,275

3,000	Parametric Technology Corp.(a)	54,060

10,100	Symantec Corp.(a)	210,585

		1,539,666

See Notes to Financial Statements	93	December 31, 2006

Portfolio of Investments (Note 11)

Sierra Club Equity Income Fund

Shares		Value (Note 3)

Technology Hardware & Equipment: 9.53%
10,000	Applied Materials, Inc.	$184,500

16,500	Dell, Inc.(a)	413,985

21,894	Hewlett-Packard Co.	901,814

17,900	Microchip Technology, Inc.	585,330

11,225	Texas Instruments, Inc.	323,280

		2,408,909

Telecommunication Services: 2.32%
13,400	CenturyTel, Inc.	585,044

Transportation: 3.00%
15,000	JB Hunt Transport Services, Inc.	311,550

15,000	Pacer International, Inc.	446,550

		758,100

	Total Common Stocks (Cost $19,878,081)	23,865,428

MUTUAL FUNDS: 1.71%

25,000	PowerShares Wilderhill Clean Energy Portfolio(b)	432,250

	Total Mutual Funds (Cost $452,520)	432,250

Par Value

U.S. GOVERNMENT AND AGENCY OBLIGATIONS: 3.62%
Federal Home Loan Bank: 3.62%
$ 40,000	5.200%, 01/05/07	40,000
875,000	5.500%, 08/28/08	875,097

		915,097

	Total U.S. Government and Agency Obligations (Amortized Cost $915,737)	915,097

Par Value		Value (Note 3)

SHORT-TERM BANK DEBT INSTRUMENTS: 0.04%
$10,321	Brown Brothers Harriman & Co. — Grand Cayman 4.400%, due 01/03/07	$10,321

	Total Short-Term Bank Debt Instruments (Cost $10,321)	10,321

	Total Investments: 99.80% (Cost $21,256,659)	25,223,096

	Net Other Assets and Liabilities: 0.20%	49,594

	Net Assets: 100.00%	$25,272,690

(a) Non-income producing security.

(b) Investments in other funds are calculated at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

Percentages are stated as a percent of net assets.

December 31, 2006	94	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Sierra Club Stock Fund

Shares		Value (Note 3)

COMMON STOCKS: 98.40%
Banks: 11.80%
7,795	Bank of America Corp.	$416,175

9,500	BB&T Corp.	417,335

10,231	Fifth Third Bancorp	418,755

11,062	KeyCorp	420,688

11,368	National City Corp.	415,614

7,001	Northern Trust Corp.	424,891

5,618	The PNC Financial Services Group, Inc.	415,957

11,373	Regions Financial Corp.	425,350

4,917	SunTrust Banks, Inc.	415,241

11,532	U.S. Bancorp	417,343

7,328	Wachovia Corp.	417,329

11,688	Wells Fargo & Co.	415,625

		5,020,303

Commercial Services & Supplies: 6.87%
8,538	Automatic Data Processing, Inc.	420,497

13,249	eBay, Inc.(a)	398,397

16,943	First Data Corp.	432,385

6,193	McGraw-Hill Cos., Inc.	421,248

5,984	Moody’s Corp.	413,255

10,516	Paychex, Inc.	415,803

18,843	The Western Union Co.	422,460

		2,924,045

Consumer Durables & Apparel: 0.97%
8,200	Electronic Arts, Inc.(a)	412,952

Diversified Financials: 10.77%
6,837	American Express Co.	414,801

2,507	Bear Stearns Companies., Inc.	408,089

5,399	Capital One Financial Corp.	414,751

22,046	The Charles Schwab Corp.	426,370

10,230	Countrywide Financial Corp.	434,264

6,914	Fannie Mae	410,622

3,725	Franklin Resources, Inc.	410,383

6,152	Freddie Mac	417,721

9,896	Mellon Financial Corp.	417,116

Shares		Value (Note 3)

8,344	SLM Corp.	$406,937

6,242	State Street Corp.	420,961

		4,582,015

Food & Drug Retailing: 3.00%
14,021	CVS Corp.	433,389

18,268	Kroger Co.	421,443

9,190	Walgreen Co.	421,729

		1,276,561

Food, Beverage & Tobacco: 1.97%
8,378	The Hershey Co.	417,225

8,164	WM. Wrigley Jr. Co.	422,242

		839,467

Health Care Equipment & Services: 12.87%
9,106	Baxter International, Inc.	422,427

5,931	Becton Dickinson & Co.	416,060

10,200	Biomet, Inc.	420,954

25,205	Boston Scientific Corp.(a)	433,022

6,517	Cardinal Health, Inc.	419,890

7,498	Caremark Rx, Inc.	428,211

3,174	Cigna Corp.	417,603

7,735	Medco Health Solutions, Inc.(a)	413,358

8,008	Quest Diagnostics, Inc.	424,424

11,252	St. Jude Medical, Inc.(a)	411,373

7,580	Stryker Corp.	417,734

7,895	UnitedHealth Group, Inc.	424,198

5,418	WellPoint, Inc.(a)	426,343

		5,475,597

Hotels, Restaurants & Leisure: 5.85%
5,073	Harrah’s Entertainment, Inc.	419,639

9,064	International Game Technology, Inc.	418,757

4,600	Las Vegas Sands Corp.(a)	411,608

7,300	MGM MIRAGE(a)	418,655

11,603	Starbucks Corp.(a)	410,978

6,545	Starwood Hotels & Resorts Worldwide, Inc.	409,062

		2,488,699

See Notes to Financial Statements	95	December 31, 2006

Portfolio of Investments (Note 11)

Sierra Club Stock Fund

Shares		Value (Note 3)
Insurance: 5.97%
6,955	ACE, Ltd.	$421,264

9,157	Aflac, Inc.	421,222

8,004	Chubb Corp.	423,492

4,608	The Hartford Financial Services Group, Inc.	429,972

17,294	Progressive Corp.	418,861

5,885	XL Capital, Ltd.	423,838

		2,538,649

Media: 4.99%
9,838	Comcast Corp., Class A(a)	416,442

11,100	EchoStar Communications Corp.(a)	422,133

4,500	Liberty Capital Group(a)	440,910

4,064	Omnicom Group, Inc.	424,851

11,859	Univision Communications, Inc.(a)	420,046

		2,124,382

Pharmaceuticals & Biotechnology: 3.90%
8,567	Biogen Idec, Inc.(a)	421,411

7,100	Celgene Corp.(a)	408,463

6,652	Genzyme Corp.(a)	409,630

6,451	Gilead Sciences, Inc.(a)	418,863

		1,658,367

Real Estate: 0.97%
9,199	Kimco Realty Corp.	413,495

Retailing: 4.92%
10,561	Amazon.com, Inc.(a)	416,737

10,558	Bed Bath & Beyond, Inc.(a)	402,260

8,678	Best Buy Co., Inc.	426,871

7,935	Costco Wholesale Corp.	419,523

11,500	IAC/InterActiveCorp(a)	427,340

		2,092,731

Software & Services: 9.82%
10,014	Adobe Systems, Inc.(a)	411,776

18,527	CA, Inc.	419,637

5,400	Cognizant Technology Solutions Corp.(a)	416,664

15,233	Electronic Data Systems Corp.	419,669

911	Google, Inc., Class A(a)	419,497

Shares		Value (Note 3)

13,769	Intuit, Inc.(a)	$420,092

14,026	Microsoft Corp.	418,816

24,568	Oracle Corp.(a)	421,096

19,664	Symantec Corp.(a)	409,994

16,430	Yahoo!, Inc.(a)	419,622

		4,176,863

Technology Hardware & Equipment: 11.70%
12,715	Analog Devices, Inc.	417,942

4,958	Apple Computer, Inc.(a)	420,637

23,021	Applied Materials, Inc.	424,737

16,380	Dell, Inc.(a)	410,974

31,036	EMC Corp.(a)	409,675

10,228	Hewlett-Packard Co.	421,291

21,900	Juniper Networks, Inc.(a)	414,786

10,470	Network Appliance, Inc.(a)	411,262

11,000	NVIDIA Corp.(a)	407,110

10,956	QUALCOMM, Inc.	414,027

75,399	Sun Microsystems, Inc.(a)	408,663

14,491	Texas Instruments, Inc.	417,341

		4,978,445

Telecommunication Services: 1.05%
7,384	Alltel Corp.	446,584

Transportation: 0.98%
27,245	Southwest Airlines Co.	417,394

	Total Common Stocks (Cost $38,273,873)	41,866,549

December 31, 2006	96	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Sierra Club Stock Fund

Shares		Value (Note 3)

MUTUAL FUNDS: 0.98%
24,051	PowerShares Wilderhill Clean Energy Portfolio(b)	$415,842

	Total Mutual Funds (Cost $440,277)	415,842
Par Value

U.S. GOVERNMENT AND AGENCY OBLIGATIONS: 0.30%
Federal Home Loan Bank System: 0.30%
$125,000	5.500%, 08/28/08	125,014

	Total U.S. Government and Agency Obligations (Amortized Cost $125,008)	125,014

SHORT-TERM BANK DEBT INSTRUMENTS: 0.37%
158,601	Brown Brothers Harriman & Co. — Grand Cayman 4.400%, due 01/03/07	158,601

	Total Short-Term Bank Debt Instruments (Cost $158,601)	158,601

	Total Investments: 100.05% (Cost $38,997,759)	42,566,006

	Net Other Assets and Liabilities: (0.05)%	(19,496)

	Net Assets: 100.00%	$42,546,510

(a) Non-income producing security.

(b) Investments in other funds are calculated at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	97	December 31, 2006

Statement of Assets and Liabilities

	FORWARD LARGE CAP EQUITY FUND	FORWARD EMERALD GROWTH FUND
ASSETS:
Investments, at value(a)	$10,416,493	$208,891,827
Receivable for investments sold	0	1,411,312
Receivable for shares sold	238	356,179
Interest and dividends receivable	18,181	26,433
Other assets	5,676	19,351

Total Assets	10,440,588	210,705,102

LIABILITIES:
Payable for investments purchased	0	1,307,293
Payable for shares redeemed	0	268,974
Payable for collateral upon return of securities loaned	—	20,808,422
Payable to advisor	3,041	121,220
Payable for distribution and service fees	3,093	62,199
Payable to trustees	33	4,185
Payable for chief compliance officer fee	122	4,396
Accrued expenses and other liabilities	9,324	82,300

Total Liabilities	15,613	22,658,989

NET ASSETS	$10,424,975	$188,046,113

NET ASSETS CONSIST OF:
Paid-in capital (Note 8)	$10,025,079	$144,472,005
Accumulated net investment income	673	0
Accumulated net realized gain on investments	0	248,055
Net unrealized appreciation on investments	399,223	43,326,053

TOTAL NET ASSETS	$10,424,975	$188,046,113

INVESTMENTS, AT COST	$10,017,270	$165,565,774

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$10.40	$13.90
Net Assets	$10,424,975	$177,429,021
Shares of beneficial interest outstanding	1,002,415	12,764,719
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$11.03
Maximum offering price per share (NAV/0.9525, based on maximum sales charge of 4.75% of the offering price)		$14.59
Class C:
Net Asset Value, offering and redemption price per share		$13.30
Net Assets		$10,617,092
Shares of beneficial interest outstanding		798,412

(a) At December 31, 2006, securities with a market value of $0 and $20,139,555, respectively, were on loan to brokers.

December 31, 2006	98	See Notes to Financial Statements

Statement of Assets and Liabilities

	FORWARD HOOVER SMALL CAP EQUITY FUND	FORWARD HOOVER MINI-CAP FUND
ASSETS:
Investments, at value	$562,487,474	$114,783,708
Receivable for investments sold	10,676,417	551,645
Receivable for shares sold	529,602	28,316
Interest and dividends receivable	258,203	40,187
Other assets	10,593	6,444

Total Assets	573,962,289	115,410,300

LIABILITIES:
Payable for investments purchased	10,401,689	4,883,255
Payable for shares redeemed	795,592	19,945
Payable to advisor	442,466	76,866
Payable for distribution and service fees	126,893	2,781
Payable to trustees	12,242	107
Payable for chief compliance officer fee	16,455	1,409
Accrued expenses and other liabilities	223,903	42,850

Total Liabilities	12,019,240	5,027,213

NET ASSETS	$561,943,049	$110,383,087

NET ASSETS CONSIST OF:
Paid-in capital (Note 8)	$477,755,391	$93,255,284
Accumulated net investment income	115,442	8,874
Accumulated net realized gain on investments	18,156,422	3,993,207
Net unrealized appreciation on investments	65,915,794	13,125,722

TOTAL NET ASSETS	$561,943,049	$110,383,087

INVESTMENTS, AT COST	$496,571,680	$101,657,986

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$20.47	$19.27
Net Assets	$407,848,358	$10,201,747
Shares of beneficial interest outstanding	19,922,700	529,461
Institutional Class:
Net Asset Value, offering and redemption price per share	$20.93	$19.63
Net Assets	$139,716,019	$100,181,340
Shares of beneficial interest outstanding	6,674,829	5,104,013
Class A:
Net Asset Value, offering and redemption price per share	$20.49
Net Assets	$14,378,672
Shares of beneficial interest outstanding	701,642
Maximum offering price per share (NAV/0.9525, based on maximum sales charge of 4.75% of the offering price)	$21.51

See Notes to Financial Statements	99	December 31, 2006

Statement of Assets and Liabilities

	FORWARD LEGATO FUND	FORWARD EMERALD BANKING AND FINANCE FUND
ASSETS:
Investments, at value(a)	$9,016,835	$293,086,893
Receivable for investments sold	4,411	6,834,744
Receivable for shares sold	0	312,062
Interest and dividends receivable	4,667	295,700
Other assets	71	20,495

Total Assets	9,025,984	300,549,894

LIABILITIES:
Payable for investments purchased	0	5,665,633
Payable for shares redeemed	0	731,076
Payable for collateral upon return of securities loaned	—	17,663,968
Payable to advisor	16,998	180,765
Payable for distribution and service fees	2,683	143,886
Payable to trustees	94	7,334
Payable for chief compliance officer fee	55	7,804
Accrued expenses and other liabilities	15,578	117,292

Total Liabilities	35,408	24,517,758

NET ASSETS	$8,990,576	$276,032,136

NET ASSETS CONSIST OF:
Paid-in capital (Note 8)	$7,624,869	$199,173,803
Accumulated net realized gain on investments	96,295	5,218,478
Net unrealized appreciation on investments	1,269,412	71,639,855

TOTAL NET ASSETS	$8,990,576	$276,032,136

INVESTMENTS, AT COST	$7,747,423	$221,447,038

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$12.19	$28.81
Net Assets	$8,990,576	$164,164,302
Shares of beneficial interest outstanding	737,783	5,697,479
Maximum offering price per share (NAV/0.9525, based on maximum sales charge of 4.75% of the offering price)	$12.80	$30.25
Class C:
Net Asset Value, offering and redemption price per share		$27.71
Net Assets		$111,867,834
Shares of beneficial interest outstanding		4,037,648

(a) At December 31, 2006, securities with a market value of $0 and $16,826,391, respectively, were on loan to brokers.

December 31, 2006	100	See Notes to Financial Statements

Statement of Assets and Liabilities

	FORWARD EMERALD OPPORTUNITIES FUND	FORWARD GLOBAL EMERGING MARKETS FUND
ASSETS:
Investments, at value(a)	$13,656,171	$57,180,859
Cash	0	797
Foreign currency, at value (Cost $0 and $128,379, respectively)	0	128,363
Deposit with broker for securities sold short and option contracts	1,409,452	0
Receivable for investments sold	483,560	84,980
Receivable for shares sold	4,865	83,500
Interest and dividends receivable	5,565	81,910
Other assets	36,872	12,272

Total Assets	15,596,485	57,572,681

LIABILITIES:
Securities sold short (Proceeds $1,405,991)	1,476,830	—
Payable for investments purchased	470,342	536,655
Payable for shares redeemed	0	15,943
Payable for collateral upon return of securities loaned	1,871,019	1,278,701
Payable to advisor	2,209	35,144
Payable for distribution and service fees	6,286	3,487
Payable to trustees	21	780
Payable for chief compliance officer fee	209	832
Payable to ReFlow	0	1,210
Accrued expenses and other liabilities	15,097	80,279

Total Liabilities	3,842,013	1,953,031

NET ASSETS	$11,754,472	$55,619,650

NET ASSETS CONSIST OF:
Paid-in capital (Note 8)	$17,883,008	$43,066,045
Accumulated net investment loss	0	(4,004)
Accumulated net realized loss on investments and foreign currency transactions	(7,130,341)	(2,993,230)
Net unrealized appreciation on investments, options, securities sold short and translation of assets and liabilities in foreign currencies	1,001,805	15,550,839

TOTAL NET ASSETS	$11,754,472	$55,619,650

INVESTMENTS, AT COST	$12,583,527	$41,630,181

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share		$23.08
Net Assets		$13,336,307
Shares of beneficial interest outstanding		577,714
Institutional Class:
Net Asset Value, offering and redemption price per share		$23.18
Net Assets		$42,283,343
Shares of beneficial interest outstanding		1,824,337
Class A:
Net Asset Value, offering and redemption price per share	$9.21
Net Assets	$9,025,834
Shares of beneficial interest outstanding	980,091
Maximum offering price per share (NAV/0.9525, based on maximum sales charge of 4.75% of the offering price)	$9.67
Class C:
Net Asset Value, offering and redemption price per share	$8.93
Net Assets	$2,728,638
Shares of beneficial interest outstanding	305,565

(a) At December 31, 2006, securities with a market value of $1,807,629 and $1,240,980, respectively, were on loan to brokers.

See Notes to Financial Statements	101	December 31, 2006

Statement of Assets and Liabilities

	FORWARD INTERNATIONAL EQUITY FUND	FORWARD INTERNATIONAL SMALL COMPANIES FUND
ASSETS:
Investments, at value(a)	$33,767,950	$703,831,012
Cash	0	394
Foreign currency, at value (Cost $153,465 and $4,133,517, respectively)	154,057	4,142,551
Receivable for investments sold	498,307	3,486,675
Receivable for shares sold	36,986	4,466,199
Interest and dividends receivable	24,005	385,442
Other assets	367	56,446

Total Assets	34,481,672	716,368,719

LIABILITIES:
Payable to custodian	1,809	0
Payable for investments purchased	64,593	10,076,020
Payable for shares redeemed	2,368	265,135
Payable for collateral upon return of securities loaned	524,726	60,432,969
Payable to advisor	1,567	363,834
Payable for distribution and service fees	6,965	72,538
Payable to trustees	520	5,052
Payable for chief compliance officer fee	200	15,234
Accrued expenses and other liabilities	56,005	251,327

Total Liabilities	658,753	71,482,109

NET ASSETS	$33,822,919	$644,886,610

NET ASSETS CONSIST OF:
Paid-in capital (Note 8)	$25,801,549	$523,400,485
Accumulated net investment income	60,375	137,606
Accumulated net realized gain on investments and foreign currency transactions	984,397	7,230,188
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	6,976,598	114,118,331

TOTAL NET ASSETS	$33,822,919	$644,886,610

INVESTMENTS, AT COST	$26,793,997	$589,710,373

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$18.23	$18.96
Net Assets	$33,822,919	$251,487,663
Shares of beneficial interest outstanding	1,854,892	13,267,059
Institutional Class:
Net Asset Value, offering and redemption price per share		$19.02
Net Assets		$389,983,085
Shares of beneficial interest outstanding		20,502,875
Class A:
Net Asset Value, offering and redemption price per share		$18.95
Net Assets		$3,415,862
Shares of beneficial interest outstanding		180,252
Maximum offering price per share (NAV/0.9525, based on maximum sales charge of 4.75% of the offering price)		$19.90

(a) At December 31, 2006, securities with a market value of $484,964 and $57,583,352, respectively, were on loan to brokers.

December 31, 2006	102	See Notes to Financial Statements

Statement of Assets and Liabilities

	FORWARD PROGRESSIVE REAL ESTATE FUND(a)	SIERRA CLUB EQUITY INCOME FUND
ASSETS:
Investments, at value	$48,224,435	$25,223,096
Cash	0	88
Receivable for investments sold	0	229,195
Receivable for shares sold	14,016	2,000
Interest and dividends receivable	282,819	48,926
Other assets	6,265	735

Total Assets	48,527,535	25,504,040

LIABILITIES:
Payable for shares redeemed	2,182	155,512
Payable to advisor	35,054	37,446
Payable for distribution and service fees	11,524	4,802
Payable to trustees	183	663
Payable for chief compliance officer fee	344	244
Payable to ReFlow	0	577
Accrued expenses and other liabilities	28,555	32,106

Total Liabilities	77,842	231,350

NET ASSETS	$48,449,693	$25,272,690

NET ASSETS CONSIST OF:
Paid-in capital (Note 8)	$22,688,011	$21,117,994
Accumulated net investment income	42,319	3,680
Accumulated net realized gain on investments	3,183,858	184,579
Net unrealized appreciation on investments	22,535,505	3,966,437

TOTAL NET ASSETS	$48,449,693	$25,272,690

INVESTMENTS, AT COST	$25,688,930	$21,256,659

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$20.66	$11.82
Net Assets	$48,449,693	$25,272,690
Shares of beneficial interest outstanding	2,345,387	2,137,409

(a) Prior to October 30, 2006, the Forward Progressive Real Estate Fund was known as the Forward Uniplan Real Estate Investment Fund.

See Notes to Financial Statements	103	December 31, 2006

Statement of Assets and Liabilities

SIERRA CLUB STOCK FUND
ASSETS:
Investments, at value	$42,566,006
Receivable for investments sold	163,286
Interest and dividends receivable	49,790
Other assets	8,523

Total Assets	42,787,605

LIABILITIES:
Payable to custodian	2,311
Payable for shares redeemed	181,020
Payable to advisor	23,240
Payable for distribution and service fees	9,998
Payable for chief compliance officer fee	560
Payable to trustees	60
Accrued expenses and other liabilities	23,906

Total Liabilities	241,095

NET ASSETS	$42,546,510

NET ASSETS CONSIST OF:
Paid-in capital (Note 8)	$39,192,099
Accumulated net realized loss on investments	(213,836)
Net unrealized appreciation on investments	3,568,247

TOTAL NET ASSETS	$42,546,510

INVESTMENTS, AT COST	$38,997,759

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$11.67
Net Assets	$30,706,562
Shares of beneficial interest outstanding	2,630,964
Class A:
Net Asset Value, offering and redemption price per share	$11.67
Net Assets	$11,839,948
Shares of beneficial interest outstanding	1,014,751
Maximum offering price per share (NAV/0.9525, based on maximum sales charge of 4.75% of the offering price)	$12.25

December 31, 2006	104	See Notes to Financial Statements

Statement of Operations

	FORWARD LARGE CAP EQUITY FUND(a)	FORWARD EMERALD GROWTH FUND
	PERIOD ENDED DECEMBER 31, 2006	YEAR ENDED DECEMBER 31, 2006
INVESTMENT INCOME:
Interest	$5,138	$300,480
Dividends	42,605	343,675
Securities lending income	0	11,365

Total Investment Income	47,743	655,520

EXPENSES:
Investment advisory fee	13,696	1,399,054
Administrative fee	1,307	112,559
Custodian fee	1,403	44,939
Legal and audit fee	6,487	116,447
Transfer agent fee	183	109,372
Trustees’ fees and expenses	244	23,242
Registration/filing fees	340	32,681
Report to shareholder and printing fees	427	77,503
Distribution and service fees
Class A	5,992	613,019
Class C	—	113,046
ReFlow fees (Note 3)	0	0
Chief compliance officer fee	122	17,209
Other	1,281	26,047

Total expenses before waiver	31,482	2,685,118
Less fees waived/reimbursed by investment advisor	(8,369)	0

Total net expenses	23,113	2,685,118

NET INVESTMENT INCOME/(LOSS):	24,630	(2,029,598)

Net realized gain on investments	0	17,528,538
Net change in unrealized appreciation on investments	399,223	5,257,062

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	399,223	22,785,600

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$423,853	$20,756,002

(a) The Forward Large Cap Equity Fund commenced operations on October 31, 2006.

See Notes to Financial Statements	105	December 31, 2006

Statement of Operations

For the Year Ended December 31, 2006

	FORWARD HOOVER SMALL CAP EQUITY FUND	FORWARD HOOVER MINI-CAP FUND
INVESTMENT INCOME:
Interest	$957,236	$227,165
Dividends	3,594,837	480,539
Foreign taxes withheld	(4,405)	0

Total Investment Income	4,547,668	707,704

EXPENSES:
Investment advisory fee	5,310,540	719,312
Administrative fee	324,907	50,876
Custodian fee	70,342	29,375
Legal and audit fee	249,481	41,684
Transfer agent fee	400,959	15,059
Trustees’ fees and expenses	71,979	5,400
Registration / filing fees	57,678	17,799
Report to shareholder and printing fees	255,625	42,842
Distribution and service fees
Investor Class	1,429,128	20,737
Class A	55,508	—
Repayment of reimbursed expenses	52,939	25,199
ReFlow fees (Note 3)	5,738	0
Chief compliance officer fee	35,339	4,526
Other	68,163	12,044

Total expenses before waiver	8,388,326	984,853
Less fees waived/reimbursed by investment advisor	(104,647)	(81,296)

Total net expenses	8,283,679	903,557

NET INVESTMENT LOSS:	(3,736,011)	(195,853)

Net realized gain on investments	33,731,388	5,268,379
Net change in unrealized appreciation on investments	10,868,930	7,451,134

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	44,600,318	12,719,513

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$40,864,307	$12,523,660

December 31, 2006	106	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2006

	FORWARD LEGATO FUND	FORWARD EMERALD BANKING AND FINANCE FUND
INVESTMENT INCOME:
Interest	$7,476	$408,085
Dividends	56,378	3,800,391
Securities lending income	0	12,583
Foreign taxes withheld	(233)	(6,276)

Total Investment Income	63,621	4,214,783

EXPENSES:
Investment advisory fee	85,649	2,664,959
Administrative fee	22,903	174,129
Custodian fee	2,692	22,446
Legal and audit fee	12,693	204,103
Transfer agent fee	2,103	235,207
Trustees’ fees and expenses	1,113	36,412
Registration / filing fees	3,062	40,852
Report to shareholder and printing fees	2,702	137,529
Distribution and service fees
Class A	12,214	600,546
Class C	—	1,132,852
Repayment of reimbursed expenses	18,081	—
ReFlow fees (Note 3)	0	9,611
Chief compliance officer fee	1,779	29,081
Other	1,944	44,406

Total expenses before waiver	166,935	5,332,133
Less fees waived/reimbursed by investment advisor	(14,823)	0

Total net expenses	152,112	5,332,133

NET INVESTMENT LOSS:	(88,491)	(1,117,350)

Net realized gain on investments	280,183	15,595,206
Net change in unrealized appreciation on investments	544,007	12,219,168

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	824,190	27,814,374

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$735,699	$26,697,024

See Notes to Financial Statements	107	December 31, 2006

Statement of Operations

For the Year Ended December 31, 2006

	FORWARD EMERALD OPPORTUNITIES FUND	FORWARD GLOBAL EMERGING MARKETS FUND
INVESTMENT INCOME:
Interest	$119,265	$15,987
Dividends	31,675	1,106,123
Securities lending income	3,344	4,694
Foreign taxes withheld	0	(135,617)

Total Investment Income	154,284	991,187

EXPENSES:
Investment advisory fee	104,617	582,611
Administrative fee	6,689	46,958
Custodian fee	27,996	145,901
Legal and audit fee	22,270	22,394
Transfer agent fee	20,907	16,799
Trustees’ fees and expenses	1,328	4,857
Registration / filing fees	16,407	16,492
Report to shareholder and printing fees	6,893	13,266
Distribution and service fees
Investor Class	—	42,034
Class A	41,338	—
Class C	21,452	—
ReFlow fees (Note 3)	0	12,853
Chief compliance officer fee	2,263	4,055
Dividends on short sales	2,703	0
Other	2,167	8,014

Total expenses before waiver	277,030	916,234
Less fees waived/reimbursed by investment advisor	(27,171)	(190,389)

Total net expenses	249,859	725,845

NET INVESTMENT INCOME/(LOSS):	(95,575)	265,342

Net realized gain on investments	756,136	5,293,304
Net realized gain on foreign currency transactions	0	46,484
Net realized loss on option contracts	(348,680)	—
Net realized loss on securities sold short	(188,009)	—
Net change in unrealized appreciation on investments, options and securities sold short	640,001	6,725,613
Net change in unrealized appreciation on translation of assets and liabilities in foreign currencies	0	973

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, OPTION CONTRACTS, SECURITIES SOLD SHORT AND FOREIGN CURRENCY	859,448	12,066,374

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$763,873	$12,331,716

December 31, 2006	108	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2006

	FORWARD INTERNATIONAL EQUITY FUND	FORWARD INTERNATIONAL SMALL COMPANIES FUND
INVESTMENT INCOME:
Interest	$1,231	$879,215
Dividends	621,625	8,098,667
Securities lending income	15,610	532,470
Foreign taxes withheld	(60,328)	(831,121)

Total Investment Income	578,138	8,679,231

EXPENSES:
Investment advisory fee	251,227	4,236,935
Administrative fee	27,102	291,838
Custodian fee	81,236	276,757
Legal and audit fee	59,392	187,271
Transfer agent fee	6,589	127,234
Trustees’ fees and expenses	2,768	44,124
Registration/filing fees	11,836	47,350
Report to shareholder and printing fees	9,523	210,991
Distribution and service fees
Investor Class	64,188	596,239
Class A	—	13,104
ReFlow fees (Note 3)	4,149	2,341
Chief compliance officer fee	4,009	22,191
Other	9,852	14,524

Total expenses before waiver	531,871	6,070,899
Less fees waived/reimbursed by investment advisor	(111,342)	(207,893)

Total net expenses	420,529	5,863,006

NET INVESTMENT INCOME:	157,609	2,816,225

Net realized gain on investments	4,154,381	17,415,654
Net realized gain on foreign currency transactions	349,968	4,913,424
Net change in unrealized appreciation on investments	4,195,250	81,934,723
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	(13,032)	(10,188)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	8,686,567	104,253,613

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,844,176	$107,069,838

See Notes to Financial Statements	109	December 31, 2006

Statement of Operations

For the Year Ended December 31, 2006

	FORWARD PROGRESSIVE REAL ESTATE FUND(a)	SIERRA CLUB EQUITY INCOME FUND
INVESTMENT INCOME:
Interest	$59,966	$278,824
Dividends	887,938	431,591
Foreign taxes withheld	(4,568)	0

Total Investment Income	943,336	710,415

EXPENSES:
Investment advisory fee	392,209	279,828
Administrative fee	35,107	30,119
Custodian fee	6,330	10,506
Legal and audit fee	32,405	27,466
Transfer agent fee	14,860	19,226
Trustees’ fees and expenses	3,140	2,868
Registration/filing fees	7,486	15,585
Report to shareholder and printing fees	23,101	23,318
Distribution and service fees
Investor Class	87,012	39,544
Repayment of reimbursed expenses	0	49,313
ReFlow fees (Note 3)	3,731	4,217
Chief compliance officer fee	5,753	3,225
Other	10,009	7,132

Total expenses before waiver	621,143	512,347
Less fees waived/reimbursed by investment advisor	0	(8,474)

Total net expenses	621,143	503,873

NET INVESTMENT INCOME:	322,193	206,542

Net realized gain on investments	5,777,500	779,277
Net realized loss on foreign currency transactions	(222)	0
Net change in unrealized appreciation on investments	6,198,435	848,999
Net change in unrealized appreciation on translation of assets and liabilities in foreign currencies	54,270	0

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	12,029,983	1,628,276

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,352,176	$1,834,818

(a) Prior to October 30, 2006, the Forward Progressive Real Estate Fund was known as the Forward Uniplan Real Estate Investment Fund.

December 31, 2006	110	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2006

SIERRA CLUB STOCK FUND
INVESTMENT INCOME:
Interest	$34,048
Dividends	447,471

Total Investment Income	481,519

EXPENSES:
Investment advisory fee	282,792
Administrative fee	34,969
Custodian fee	10,893
Legal and audit fee	27,544
Transfer agent fee	24,422
Trustees’ fees and expenses	2,153
Registration/filing fees	10,875
Report to shareholder and printing fees	22,756
Distribution and service fees
Investor Class	81,534
Class A	15,191
ReFlow fees (Note 3)	995
Chief compliance officer fee	3,028
Other	7,416

Total expenses before waiver/credits	524,568
Less fees waived/reimbursed by investment advisor	(57,737)
Less custodian fee credits (Note 13)	(10,893)

Total net expenses	455,938

NET INVESTMENT INCOME:	25,581

Net realized gain on investments	2,837,207
Net change in unrealized depreciation on investments	(185,178)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,652,029

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,677,610

See Notes to Financial Statements	111	December 31, 2006

Statement of Changes in Net Assets

FORWARD LARGE CAP EQUITY FUND(a)
PERIOD ENDED DECEMBER 31, 2006

OPERATIONS:
Net investment income	$24,630
Net change in unrealized appreciation on investments	399,223

Net increase in net assets resulting from operations	423,853

DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A
From net investment income	(23,957)

Total distributions	(23,957)

SHARE TRANSACTIONS:
CLASS A
Proceeds from sale of shares	10,025,022
Issued to shareholders in reinvestment of distributions	57

Net increase from share transactions	10,025,079

Net increase in net assets	$10,424,975

NET ASSETS:
Beginning of period	—

End of period (including accumulated net investment income of $673)	$10,424,975

Other Information:
SHARE TRANSACTIONS:
CLASS A
Sold	1,002,410
Distributions reinvested	5

Net increase in shares outstanding	1,002,415

(a) The Forward Large Cap Equity Fund commenced operations on October 31, 2006.

December 31, 2006	112	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD EMERALD GROWTH FUND
	YEAR ENDED DECEMBER 31, 2006	SIX MONTHS ENDED DECEMBER 31, 2005	YEAR ENDED JUNE 30, 2005
OPERATIONS:
Net investment loss	$(2,029,598)	$(929,230)	$(1,874,331)
Net realized gain on investments	17,528,538	5,254,272	3,714,337
Net change in unrealized appreciation on investments	5,257,062	11,403,665	169,849

Net increase in net assets resulting from operations	20,756,002	15,728,707	2,009,855

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments
Class A	(16,339,093)	(8,074,838)	(2,630,169)
Class C	(1,028,568)	(625,150)	(325,503)

Total distributions	(17,367,661)	(8,699,988)	(2,955,672)

SHARE TRANSACTIONS:
CLASS A
Proceeds from sale of shares	54,792,838	17,022,352	65,162,367
Issued to shareholders in reinvestment of distributions	9,653,533	5,255,650	2,443,099
Cost of shares redeemed, net of redemption fees (Note 8)	(48,159,932)	(15,984,977)	(33,965,754)

Net increase from share transactions	16,286,439	6,293,025	33,639,712

CLASS C
Proceeds from sale of shares	857,038	444,804	1,419,286
Issued to shareholders in reinvestment of distributions	881,643	553,045	287,362
Cost of shares redeemed, net of redemption fees (Note 8)	(2,710,423)	(1,667,584)	(3,374,467)

Net decrease from share transactions	(971,742)	(669,735)	(1,667,819)

Net increase in net assets	$18,703,038	$12,652,009	$31,026,076

NET ASSETS:
Beginning of period	169,343,075	156,691,066	125,664,990

End of period (including accumulated net investment income of $0, $0 and $0, respectively)	$188,046,113	$169,343,075	$156,691,066

Other Information:
SHARE TRANSACTIONS:
CLASS A
Sold	3,683,826	1,261,758	5,083,947
Distributions reinvested	686,109	390,288	220,696
Redeemed	(3,256,829)	(1,186,341)	(2,746,701)

Net increase in shares outstanding	1,113,106	465,705	2,557,942

CLASS C
Sold	59,667	34,248	119,823
Distributions reinvested	65,452	42,582	26,657
Redeemed	(190,932)	(127,716)	(279,651)

Net decrease in shares outstanding	(65,813)	(50,886)	(133,171)

See Notes to Financial Statements	113	December 31, 2006

Statement of Changes in Net Assets

	FORWARD HOOVER SMALL CAP FUND
	YEAR ENDED DECEMBER 31, 2006	YEAR ENDED DECEMBER 31, 2005
OPERATIONS:
Net investment loss	$(3,736,011)	$(2,528,304)
Net realized gain on investments	33,731,388	17,724,942
Net change in unrealized appreciation on investments	10,868,930	14,337,667

Net increase in net assets resulting from operations	40,864,307	29,534,305

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments
Investor Class	(14,796,162)	(12,526,784)
Institutional Class	(4,748,823)	(1,456,466)
Class A	(670,636)	(973,071)

Total distributions	(20,215,621)	(14,956,321)

SHARE TRANSACTIONS:
INVESTOR CLASS
Proceeds from sale of shares	228,282,045	240,899,990
Issued to shareholders in reinvestment of distributions	12,982,104	11,991,950
Cost of shares redeemed, net of redemption fees (Note 8)	(170,885,305)	(126,598,951)

Net increase from share transactions	70,378,844	126,292,989

INSTITUTIONAL CLASS
Proceeds from sale of shares	107,332,861	24,871,831
Issued to shareholders in reinvestment of distributions	4,729,621	1,453,098
Cost of shares redeemed, net of redemption fees (Note 8)	(12,071,696)	(4,383,075)

Net increase from share transactions	99,990,786	21,941,854

CLASS A
Proceeds from sale of shares	1,292,809	20,113,667
Issued to shareholders in reinvestment of distributions	45,999	9,956
Cost of shares redeemed, net of redemption fees (Note 8)	(11,071,445)	0

Net increase/(decrease) from share transactions	(9,732,637)	20,123,623

Net increase in net assets	$181,285,679	$182,936,450

NET ASSETS:
Beginning of period	380,657,370	197,720,920

End of period (including accumulated net investment income of $115,442 and $0, respectively)	$561,943,049	$380,657,370

Other Information:
SHARE TRANSACTIONS:
INVESTOR CLASS
Sold	10,971,282	12,864,804
Distributions reinvested	626,852	620,911
Redeemed	(8,327,548)	(6,982,750)

Net increase in shares outstanding	3,270,586	6,502,965

INSTITUTIONAL CLASS
Sold	5,296,698	1,330,628
Distributions reinvested	223,412	73,874
Redeemed	(587,139)	(223,384)

Net increase in shares outstanding	4,932,971	1,181,118

CLASS A
Sold	61,005	1,189,148
Distributions reinvested	2,219	515
Redeemed	(551,245)	0

Net increase/(decrease) in shares outstanding	(488,021)	1,189,663

December 31, 2006	114	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD HOOVER MINI-CAP FUND
	YEAR ENDED DECEMBER 31, 2006	YEAR ENDED DECEMBER 31, 2005
OPERATIONS:
Net investment loss	$(195,853)	$(290,216)
Net realized gain on investments	5,268,379	4,019,729
Net change in unrealized appreciation on investments	7,451,134	910,005

Net increase in net assets resulting from operations	12,523,660	4,639,518

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments
Investor Class	(437,780)	(217,422)
Institutional Class	(3,749,968)	(767,721)

Total distributions	(4,187,748)	(985,143)

SHARE TRANSACTIONS:
INVESTOR CLASS
Proceeds from sale of shares	6,795,086	1,583,091
Issued to shareholders in reinvestment of distributions	267,031	70,470
Cost of shares redeemed, net of redemption fees (Note 8)	(6,023,952)	(1,362,147)

Net increase from share transactions	1,038,165	291,414

INSTITUTIONAL CLASS
Proceeds from sale of shares	64,017,310	8,380,445
Issued to shareholders in reinvestment of distributions	2,999,701	204,634
Cost of shares redeemed, net of redemption fees (Note 8)	(5,837,131)	(5,129,997)

Net increase from share transactions	61,179,880	3,455,082

Net increase in net assets	$70,553,957	$7,400,871

NET ASSETS:
Beginning of period	39,829,130	32,428,259

End of period (including accumulated net investment income of $8,874 and $0, respectively)	$110,383,087	$39,829,130

Other Information:
SHARE TRANSACTIONS:
INVESTOR CLASS
Sold	347,938	94,322
Distributions reinvested	14,010	3,957
Redeemed	(323,226)	(82,356)

Net increase in shares outstanding	38,722	15,923

INSTITUTIONAL CLASS
Sold	3,532,517	515,622
Distributions reinvested	154,544	11,330
Redeemed	(305,714)	(312,142)

Net increase in shares outstanding	3,381,347	214,810

See Notes to Financial Statements	115	December 31, 2006

Statement of Changes in Net Assets

	FORWARD LEGATO FUND(a)
	YEAR ENDED DECEMBER 31, 2006	PERIOD ENDED DECEMBER 31, 2005
OPERATIONS:
Net investment loss	$(88,491)	$(60,712)
Net realized gain on investments	280,183	136,559
Net change in unrealized appreciation on investments	544,007	725,405

Net increase in net assets resulting from operations	735,699	801,252

DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A
From net realized gains on investments	(150,731)	(20,513)

Total distributions	(150,731)	(20,513)

SHARE TRANSACTIONS:
CLASS A
Proceeds from sale of shares	1,504,088	6,094,808
Issued to shareholders in reinvestment of distributions	27,798	293
Cost of shares redeemed, net of redemption fees (Note 8)	(2,118)	0

Net increase from share transactions	1,529,768	6,095,101

Net increase in net assets	$2,114,736	$6,875,840

NET ASSETS:
Beginning of period	6,875,840	—

End of period (including accumulated net investment income of $0 and $1,099, respectively)	$8,990,576	$6,875,840

Other Information:
SHARE TRANSACTIONS:
CLASS A
Sold	126,953	608,697
Distributions reinvested	2,280	26
Redeemed	(173)	0

Net increase in shares outstanding	129,060	608,723

(a) The Forward Legato Fund commenced operations on April 1, 2005.

December 31, 2006	116	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD EMERALD BANKING AND FINANCE FUND
	YEAR ENDED DECEMBER 31, 2006	SIX MONTHS ENDED DECEMBER 31, 2005	YEAR ENDED JUNE 30, 2005
OPERATIONS:
Net investment loss	$(1,117,350)	$(517,397)	$(1,278,059)
Net realized gain on investments	15,595,206	15,711,697	9,230,290
Net change in unrealized appreciation/(depreciation) on investments	12,219,168	(313,635)	20,528,532

Net increase in net assets resulting from operations	26,697,024	14,880,665	28,480,763

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments
Class A	(8,537,940)	(12,042,011)	(4,974,573)
Class C	(5,984,458)	(7,512,376)	(3,519,861)

Total distributions	(14,522,398)	(19,554,387)	(8,494,434)

SHARE TRANSACTIONS:
CLASS A
Proceeds from sale of shares	34,942,712	22,581,054	76,906,237
Issued to shareholders in reinvestment of distributions	7,178,521	10,658,780	4,386,921
Cost of shares redeemed, net of redemption fees (Note 8)	(70,499,006)	(29,771,823)	(43,394,497)

Net increase/(decrease) from share transactions	(28,377,773)	3,468,011	37,898,661

CLASS C
Proceeds from sale of shares	12,450,418	11,975,900	29,488,435
Issued to shareholders in reinvestment of distributions	4,394,073	5,290,512	2,520,733
Cost of shares redeemed, net of redemption fees (Note 8)	(21,932,758)	(10,096,985)	(19,919,675)

Net increase/(decrease) from share transactions	(5,088,267)	7,169,427	12,089,493

Net increase/(decrease) in net assets	$(21,291,414)	$5,963,716	$69,974,483

NET ASSETS:
Beginning of period	297,323,550	291,359,834	221,385,351

End of period (including accumulated net investment income of $0, $0 and $0, respectively)	$276,032,136	$297,323,550	$291,359,834

Other Information:
SHARE TRANSACTIONS:
CLASS A
Sold	1,216,231	793,282	2,836,726
Distributions reinvested	250,475	380,328	177,520
Redeemed	(2,452,724)	(1,047,668)	(1,628,134)

Net increase/(decrease) in shares outstanding	(986,018)	125,942	1,386,112

CLASS C
Sold	446,614	433,269	1,114,582
Distributions reinvested	159,379	194,685	104,304
Redeemed	(788,093)	(366,719)	(758,076)

Net increase/(decrease) in shares outstanding	(182,100)	261,235	460,810

See Notes to Financial Statements	117	December 31, 2006

Statement of Changes in Net Assets

	FORWARD EMERALD OPPORTUNITIES FUND(a)
	YEAR ENDED DECEMBER 31, 2006	SIX MONTHS ENDED DECEMBER 31, 2005	YEAR ENDED JUNE 30, 2005
OPERATIONS:
Net investment loss	$(95,575)	$(46,163)	$(89,381)
Net realized gain on investments	756,136	621,397	440,202
Net realized loss on option contracts	(348,680)	—	—
Net realized loss on securities sold short	(188,009)	—	—
Net change in unrealized appreciation/(depreciation) on investments, option contracts and securities sold short	640,001	69,744	(433,809)

Net increase/(decrease) in net assets resulting from operations	763,873	644,978	(82,988)

SHARE TRANSACTIONS:
CLASS A
Proceeds from sale of shares	3,716,413	2,965,879	635,411
Cost of shares redeemed, net of redemption fees (Note 8)	(1,342,693)	(329,007)	(974,092)

Net increase/(decrease) from share transactions	2,373,720	2,636,872	(338,681)

CLASS C
Proceeds from sale of shares	2,103,937	416,562	100
Cost of shares redeemed, net of redemption fees (Note 8)	(310,753)	(55,350)	(117,862)

Net increase/(decrease) from share transactions	1,793,184	361,212	(117,762)

Net increase/(decrease) in net assets	$4,930,777	$3,643,062	$(539,431)

NET ASSETS:
Beginning of period	6,823,695	3,180,633	3,720,064

End of period (including accumulated net investment income of $0, $0 and $0, respectively)	$11,754,472	$6,823,695	$3,180,633

Other Information:
SHARE TRANSACTIONS:
CLASS A
Sold	415,161	360,643	91,573
Redeemed	(150,895)	(41,996)	(143,726)

Net increase/(decrease) in shares outstanding	264,266	318,647	(52,153)

CLASS C
Sold	241,605	50,829	14
Redeemed	(36,250)	(7,032)	(17,637)

Net increase/(decrease) in shares outstanding	205,355	43,797	(17,623)

(a) Prior to September 29, 2005, the Forward Emerald Opportunities Fund was known as the Forward Emerald Technology Fund.

December 31, 2006	118	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD GLOBAL EMERGING MARKETS FUND
	YEAR ENDED DECEMBER 31, 2006	YEAR ENDED DECEMBER 31, 2005
OPERATIONS:
Net investment income	$265,342	$626,905
Net realized gain on investments	5,293,304	3,770,099
Net realized gain/(loss) on foreign currency	46,484	(9,999)
Net change in unrealized appreciation on investments and foreign currency	6,726,586	3,933,761

Net increase in net assets resulting from operations	12,331,716	8,320,766

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(36,100)	(122,863)
Institutional Class	(209,207)	(454,683)
From net realized gains on investments
Investor Class	(790,837)	0
Institutional Class	(2,207,395)	0

Total distributions	(3,243,539)	(577,546)

SHARE TRANSACTIONS:
INVESTOR CLASS
Proceeds from sale of shares	13,633,358	10,737,828
Issued to shareholders in reinvestment of distributions	452,923	23,796
Cost of shares redeemed, net of redemption fees (Note 8)	(12,047,101)	(4,472,740)

Net increase from share transactions	2,039,180	6,288,884

INSTITUTIONAL CLASS
Proceeds from sale of shares	18,569,461	8,038,233
Issued to shareholders in reinvestment of distributions	1,737,185	170,186
Cost of shares redeemed, net of redemption fees (Note 8)	(13,412,093)	(4,465,956)

Net increase from share transactions	6,894,553	3,742,463

Net increase in net assets	$18,021,910	$17,774,567

NET ASSETS:
Beginning of period	37,597,740	19,823,173

End of period (including accumulated net investment income/(loss) of $(4,004) and $39,360, respectively)	$55,619,650	$37,597,740

Other Information:
SHARE TRANSACTIONS:
INVESTOR CLASS
Sold	664,895	689,415
Distributions reinvested	20,517	1,264
Redeemed	(576,753)	(289,852)

Net increase in shares outstanding	108,659	400,827

INSTITUTIONAL CLASS
Sold	885,151	465,253
Distributions reinvested	78,250	9,014
Redeemed	(662,404)	(275,548)

Net increase in shares outstanding	300,997	198,719

See Notes to Financial Statements	119	December 31, 2006

Statement of Changes in Net Assets

	FORWARD INTERNATIONAL EQUITY FUND(a)
	YEAR ENDED DECEMBER 31, 2006	YEAR ENDED DECEMBER 31, 2005
OPERATIONS:
Net investment income	$157,609	$84,298
Net realized gain on investments	4,154,381	6,882,682
Net realized gain/(loss) on foreign currency	349,968	(172,131)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	4,182,218	(3,125,506)

Net increase in net assets resulting from operations	8,844,176	3,669,343

DISTRIBUTIONS TO SHAREHOLDERS:
INVESTOR CLASS
From net investment income	(220,026)	(10,770)
From net realized gains on investments	(3,049,200)	0

Total distributions	(3,269,226)	(10,770)

SHARE TRANSACTIONS:
INVESTOR CLASS
Proceeds from sale of shares	7,810,508	2,446,975
Issued to shareholders in reinvestment of distributions	445,554	1,894
Cost of shares redeemed, net of redemption fees (Note 8)	(4,887,941)	(5,431,797)

Net increase/(decrease) from share transactions	3,368,121	(2,982,928)

Net increase in net assets	$8,943,071	$675,645

NET ASSETS:
Beginning of period	24,879,848	24,204,203

End of period (including accumulated net investment income of $60,375 and $0, respectively)	$33,822,919	$24,879,848

Other Information:
SHARE TRANSACTIONS:
INVESTOR CLASS
Sold	448,138	189,729
Distributions reinvested	25,406	126
Redeemed	(275,777)	(425,902)

Net increase/(decrease) in shares outstanding	197,767	(236,047)

(a) Prior to September 1, 2005, the Forward International Equity Fund was known as the Forward Hansberger International Growth Fund.

December 31, 2006	120	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD INTERNATIONAL SMALL COMPANIES FUND
	YEAR ENDED DECEMBER 31, 2006	YEAR ENDED DECEMBER 31, 2005
OPERATIONS:
Net investment income	$2,816,225	$1,357,606
Net realized gain on investments	17,415,654	12,254,422
Net realized gain/(loss) on foreign currency	4,913,424	(103,213)
Net change in unrealized appreciation on investments and foreign currency	81,924,535	22,185,401

Net increase in net assets resulting from operations	107,069,838	35,694,216

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(562,842)	(331,158)
Institutional Class	(1,636,275)	(994,070)
Class A	(1,129)	(18,509)
From net realized gains on investments
Investor Class	(6,808,203)	(3,679,469)
Institutional Class	(9,814,792)	(8,552,479)
Class A	(93,587)	(201,289)

Total distributions	(18,916,828)	(13,776,974)

SHARE TRANSACTIONS:
INVESTOR CLASS
Proceeds from sale of shares	208,728,561	62,930,686
Issued to shareholders in reinvestment of distributions	7,036,414	3,685,830
Cost of shares redeemed, net of redemption fees (Note 8)	(61,192,213)	(17,178,000)

Net increase from share transactions	154,572,762	49,438,516

INSTITUTIONAL CLASS
Proceeds from sale of shares	220,684,430	79,363,770
Issued to shareholders in reinvestment of distributions	9,286,436	9,357,468
Cost of shares redeemed, net of redemption fees (Note 8)	(38,913,720)	(9,854,783)

Net increase from share transactions	191,057,146	78,866,455

CLASS A
Proceeds from sale of shares	1,405,573	4,476,025
Issued to shareholders in reinvestment of distributions	40,336	217,433
Cost of shares redeemed, net of redemption fees (Note 8)	(4,144,703)	0

Net increase/(decrease) from share transactions	(2,698,794)	4,693,458

Net increase in net assets	$431,084,124	$154,915,671

NET ASSETS:
Beginning of period	213,802,486	58,886,815

End of period (including accumulated net investment income of $137,606 and $0, respectively)	$644,886,610	$213,802,486

Other Information:
SHARE TRANSACTIONS:
INVESTOR CLASS
Sold	12,201,575	4,486,491
Distributions reinvested	387,543	261,485
Redeemed	(3,587,673)	(1,245,002)

Net increase in shares outstanding	9,001,445	3,502,974

INSTITUTIONAL CLASS
Sold	12,771,756	5,748,013
Distributions reinvested	506,993	660,131
Redeemed	(2,303,886)	(686,978)

Net increase in shares outstanding	10,974,863	5,721,166

CLASS A
Sold	80,962	320,862
Distributions reinvested	2,232	15,428
Redeemed	(239,232)	0

Net increase/(decrease) in shares outstanding	(156,038)	336,290

See Notes to Financial Statements	121	December 31, 2006

Statement of Changes in Net Assets

	FORWARD PROGRESSIVE REAL ESTATE FUND(a)
	YEAR ENDED DECEMBER 31, 2006	YEAR ENDED DECEMBER 31, 2005
OPERATIONS:
Net investment income	$322,193	$882,885 (b)
Net realized gain on investments	5,777,500	3,193,635 (b)
Net realized gain/(loss) on foreign currency	(222)	58
Net change in unrealized appreciation on investments and foreign currency	6,252,705	357,299 (b)

Net increase in net assets resulting from operations	12,352,176	4,433,877

DISTRIBUTIONS TO SHAREHOLDERS:
INVESTOR CLASS
From net investment income	(646,516)	(498,174)
From net realized gains on investments	(2,219,220)	(3,748,049)
Tax return of capital	0	(127,254)

Total distributions	(2,865,736)	(4,373,477)

SHARE TRANSACTIONS:
INVESTOR CLASS
Proceeds from sale of shares	7,477,446	8,536,177
Issued to shareholders in reinvestment of distributions	1,288,589	2,402,766
Cost of shares redeemed, net of redemption fees (Note 8)	(13,090,422)	(16,057,968)

Net decrease from share transactions	(4,324,387)	(5,119,025)

Net increase/(decrease) in net assets	$5,162,053	$(5,058,625)

NET ASSETS:
Beginning of period	43,287,640	48,346,265

End of period (including accumulated net investment income/ (loss) of $42,319 and $(47), respectively)	$48,449,693	$43,287,640

Other Information:
SHARE TRANSACTIONS:
INVESTOR CLASS
Sold	384,621	525,466
Distributions reinvested	62,073	144,930
Redeemed	(694,509)	(986,315)

Net decrease in shares outstanding	(247,815)	(315,919)

(a) Prior to October 30, 2006, the Forward Progressive Real Estate Fund was known as the Forward Uniplan Real Estate Investment Fund.

(b) Amount has been restated. See Note 2 to the Financial Statements.

December 31, 2006	122	See Notes to Financial Statements

Statement of Changes in Net Assets

	SIERRA CLUB EQUITY INCOME FUND
	YEAR ENDED DECEMBER 31, 2006	YEAR ENDED DECEMBER 31, 2005
OPERATIONS:
Net investment income	$206,542	$35,131
Net realized gain on investments	779,277	1,010,658
Net change in unrealized appreciation/(depreciation) on investments	848,999	(862,223)

Net increase in net assets resulting from operations	1,834,818	183,566

DISTRIBUTIONS TO SHAREHOLDERS:
INVESTOR CLASS
From net investment income	(207,646)	(31,551)
From net realized gains on investments	(819,988)	(1,589,307)

Total distributions	(1,027,634)	(1,620,858)

SHARE TRANSACTIONS:
INVESTOR CLASS
Proceeds from sale of shares	4,247,955	4,156,404
Issued to shareholders in reinvestment of distributions	359,149	555,674
Cost of shares redeemed, net of redemption fees (Note 8)	(10,287,899)	(3,550,379)

Net increase/(decrease) from share transactions	(5,680,795)	1,161,699

Net decrease in net assets	$(4,873,611)	$(275,593)

NET ASSETS:
Beginning of period	30,146,301	30,421,894

End of period (including accumulated net investment income of $3,680 and $0, respectively)	$25,272,690	$30,146,301

Other Information:
SHARE TRANSACTIONS:
INVESTOR CLASS
Sold	364,203	359,003
Distributions reinvested	30,632	48,400
Redeemed	(884,255)	(304,543)

Net increase/(decrease) in shares outstanding	(489,420)	102,860

See Notes to Financial Statements	123	December 31, 2006

Statement of Changes in Net Assets

	SIERRA CLUB STOCK FUND
	YEAR ENDED DECEMBER 31, 2006	YEAR ENDED DECEMBER 31, 2005
OPERATIONS:
Net investment income/(loss)	$25,581	$(180,683)
Net realized gain on investments	2,837,207	906,248
Net change in unrealized appreciation/(depreciation) on investments	(185,178)	296,307

Net increase in net assets resulting from operations	2,677,610	1,021,872

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(16,191)	—
Class A	(8,931)	—
From net realized gains on investments
Investor Class	(2,776,324)	(610,736)
Class A	(544,362)	(138,034)

Total distributions	(3,345,808)	(748,770)

SHARE TRANSACTIONS:
INVESTOR CLASS
Proceeds from sale of shares	8,531,442	10,482,206
Issued to shareholders in reinvestment of distributions	1,808,227	349,977
Cost of shares redeemed, net of redemption fees (Note 8)	(3,264,206)	(6,482,743)

Net increase from share transactions	7,075,463	4,349,440

CLASS A
Proceeds from sale of shares	6,371,533	4,867,522
Issued to shareholders in reinvestment of distributions	11,421	65,470

Net increase from share transactions	6,382,954	4,932,992

Net increase in net assets	$12,790,219	$9,555,534

NET ASSETS:
Beginning of period	29,756,291	20,200,757

End of period (including accumulated net investment income of $0 and $0, respectively)	$42,546,510	$29,756,291

Other Information:
SHARE TRANSACTIONS:
INVESTOR CLASS
Sold	710,882	918,708
Distributions reinvested	157,219	29,360
Redeemed	(273,839)	(596,034)

Net increase in shares outstanding	594,262	352,034

CLASS A
Sold	553,608	454,658
Distributions reinvested	993	5,492

Net increase in shares outstanding	554,601	460,150

December 31, 2006	124	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the period presented.

Forward Large Cap Equity Fund

	CLASS A
	PERIOD ENDED DECEMBER 31, 2006(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.02
Net realized and unrealized gain on investments	0.40

Total from Investment Operations	0.42

LESS DISTRIBUTIONS:
From investment income	(0.02)

Total Distributions	(0.02)

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 8)	—

NET INCREASE IN NET ASSET VALUE	0.40

NET ASSET VALUE, END OF PERIOD	$10.40

TOTAL RETURN(b)	4.24	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$10,425
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.44	%(d)
Operating expenses including reimbursement/waiver	1.35	%(d)
Operating expenses excluding reimbursement/waiver	1.84	%(d)
PORTFOLIO TURNOVER RATE	0	%(c)

(a) The Fund began offering Class A shares on October 31, 2006.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Not Annualized.

(d) Annualized.

See Notes to Financial Statements	125	December 31, 2006

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Emerald Growth Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2006	SIX MONTHS ENDED DECEMBER 31, 2005		YEAR ENDED JUNE 30, 2005		YEAR ENDED JUNE 30, 2004		YEAR ENDED JUNE 30, 2003		YEAR ENDED JUNE 30, 2002
NET ASSET VALUE, BEGINNING OF PERIOD	$13.57	$12.98		$13.02		$10.21		$10.26		$12.50
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.14)	(0.07	)(a)	(0.16	)(a)	(0.17	)(a)	(0.10	)(a)	(0.10	)(a)
Net realized and unrealized gain/(loss) on investments	1.86	1.38		0.43		2.98		0.05		(2.14)

Total from Investment Operations	1.72	1.31		0.27		2.81		(0.05)		(2.24)

LESS DISTRIBUTIONS:
From capital gains	(1.39)	(0.72)		(0.31)		0.00		0.00		0.00

Total Distributions	(1.39)	(0.72)		(0.31)		0.00		0.00		0.00

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 8)	0.00 (b)	—		—		—		—		—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.33	0.59		(0.04)		2.81		(0.05)		(2.24)

NET ASSET VALUE, END OF PERIOD	$13.90	$13.57		$12.98		$13.02		$10.21		$10.26

TOTAL RETURN(c)	12.56%	10.21	%(d)	2.48%		27.52%		(0.49)%		(17.92)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$177,429	$158,056		$145,193		$112,354		$78,060		$82,805
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.05)%	(1.08	)%(e)	(1.31)%		(1.34)%		(1.14)%		(0.88)%
Operating expenses	1.40%	1.40	%(e)	1.63%		1.57%		1.73%		1.62%
PORTFOLIO TURNOVER RATE	84%	34	%(d)	73%		62%		79%		61%

(a) Per share numbers have been calculated using the average shares method.

(b) Amount represents less than $0.01 per share.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

December 31, 2006	126	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Emerald Growth Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2006	SIX MONTHS ENDED DECEMBER 31, 2005		YEAR ENDED JUNE 30, 2005		YEAR ENDED JUNE 30, 2004		YEAR ENDED JUNE 30, 2003		YEAR ENDED JUNE 30, 2002
NET ASSET VALUE, BEGINNING OF PERIOD	$13.06	$12.56		$12.70		$10.02		$10.14		$12.43
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.24)	(0.11	)(a)	(0.23	)(a)	(0.25	)(a)	(0.16	)(a)	(0.17	)(a)
Net realized and unrealized gain/(loss) on investments	1.87	1.33		0.40		2.93		0.04		(2.12)

Total from Investment Operations	1.63	1.22		0.17		2.68		(0.12)		(2.29)

LESS DISTRIBUTIONS:
From capital gains	(1.39)	(0.72)		(0.31)		0.00		0.00		0.00

Total Distributions	(1.39)	(0.72)		(0.31)		0.00		0.00		0.00

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 8)	0.00 (b)	—		—		—		—		—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.24	0.50		(0.14)		2.68		(0.12)		(2.29)

NET ASSET VALUE, END OF PERIOD	$13.30	$13.06		$12.56		$12.70		$10.02		$10.14

TOTAL RETURN(c)	12.36%	9.82	%(d)	1.74%		26.75%		(1.18)%		(18.42)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$10,617	$11,287		$11,498		$13,311		$4,905		$3,505
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.72)%	(1.73	)%(e)	(1.94)%		(1.99)%		(1.81)%		(1.53)%
Operating expenses	2.07%	2.04	%(e)	2.28%		2.22%		2.39%		2.27%
PORTFOLIO TURNOVER RATE	84%	34	%(d)	73%		62%		79%		61%

(a) Per share numbers have been calculated using the average shares method.

(b) Amount represents less than $0.01 per share.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

See Notes to Financial Statements	127	December 31, 2006

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Hoover Small Cap Equity Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2006	YEAR ENDED DECEMBER 31, 2005		YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003	YEAR ENDED DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD	$19.40	$18.45		$16.17	$12.05	$14.78
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.16)	(0.14)		(0.17)	(0.17)	(0.18)
Net realized and unrealized gain/(loss) on investments	1.96	1.91		3.86	4.57	(2.55)

Total from Investment Operations	1.80	1.77		3.69	4.40	(2.73)

LESS DISTRIBUTIONS:
From capital gains	(0.75)	(0.82)		(1.41)	(0.28)	—

Total Distributions	(0.75)	(0.82)		(1.41)	(0.28)	—

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 8)	0.02	—	(a)	— (a)	— (a)	— (a)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.07	0.95		2.28	4.12	(2.73)

NET ASSET VALUE, END OF PERIOD	$20.47	$19.40		$18.45	$16.17	$12.05

TOTAL RETURN	9.34%	9.63%		22.77%	36.49%	(18.47)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$407,848	$323,125		$187,230	$128,317	$91,979
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(0.79)%	(0.96)%		(1.21)%	(1.28)%	(1.30)%
Operating expenses including reimbursement/waiver	1.69%	1.73	%(b)	1.78%	1.83%	1.85%
Operating expenses excluding reimbursement/waiver	1.71%	1.98%		1.80%	1.89%	1.89%
PORTFOLIO TURNOVER RATE	210%	181%		207%	190%	147%

(a) Amount represents less than $0.01 per share.

(b) Effective July 1, 2005, the net expense limitation changed from 1.89% to 1.69%.

December 31, 2006	128	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Hoover Small Cap Equity Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2006	YEAR ENDED DECEMBER 31, 2005	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003	PERIOD ENDED DECEMBER 31, 2002(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$19.77	$18.71	$16.31	$12.10	$14.12
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.05)	(0.08)	(0.07)	(0.05)	(0.08)
Net realized and unrealized gain/(loss) on investments	1.95	1.96	3.88	4.54	(1.94)

Total from Investment Operations	1.90	1.88	3.81	4.49	(2.02)

LESS DISTRIBUTIONS:
From capital gains	(0.75)	(0.82)	(1.41)	(0.28)	—

Total Distributions	(0.75)	(0.82)	(1.41)	(0.28)	—

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 8)	0.01	— (b)	— (b)	— (b)	—	(b)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.16	1.06	2.40	4.21	(2.02)

NET ASSET VALUE, END OF PERIOD	$20.93	$19.77	$18.71	$16.31	$12.10

TOTAL RETURN	9.63%	10.08%	23.31%	37.08%	(14.31	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$139,716	$34,442	$10,491	$3,926	$214
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(0.47)%	(0.53)%	(0.76)%	(0.82)%	(1.13	)%(d)
Operating expenses including reimbursement/waiver	1.34%	1.34%	1.34%	1.35%	1.85	%(d)
Operating expenses excluding reimbursement/waiver	1.39%	1.66%	1.48%	1.74%	1.85	%(d)
PORTFOLIO TURNOVER RATE	210%	181%	207%	190%	147	%(e)

(a) The Fund began offering Institutional Class shares on June 6, 2002.

(b) Amount represents less than $0.01 per share.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2002.

See Notes to Financial Statements	129	December 31, 2006

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Hoover Small Cap Equity Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2006	PERIOD ENDED DECEMBER 31, 2005(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$19.41	$17.13
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.22)	(0.10)
Net realized and unrealized gain on investments	2.02	3.20

Total from Investment Operations	1.80	3.10

LESS DISTRIBUTIONS:
From capital gains	(0.75)	(0.82)

Total Distributions	(0.75)	(0.82)

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 8)	0.03	—	(b)

NET INCREASE IN NET ASSET VALUE	1.08	2.28

NET ASSET VALUE, END OF PERIOD	$20.49	$19.41

TOTAL RETURN(c)	9.39%	18.13	%(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$14,379	$23,090
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(0.71)%	(0.82	)%(e)
Operating expenses including reimbursement/waiver	1.59%	1.69	%(e)(f)
Operating expenses excluding reimbursement/waiver	1.59%	1.92	%(e)
PORTFOLIO TURNOVER RATE	210%	181	%(g)

(a) The Fund began offering Class A shares on May 2, 2005.

(b) Amount represents less than $0.01 per share.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Effective July 1, 2005, the net expense limitation changed from 1.89% to 1.69%.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2005.

December 31, 2006	130	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Hoover Mini-Cap Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2006		YEAR ENDED DECEMBER 31, 2005	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$17.81		$16.26	$14.21	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.16)		(0.20)	(0.19)	(0.13)
Net realized and unrealized gain on investments	2.36		2.20	2.41	4.52

Total from Investment Operations	2.20		2.00	2.22	4.39

LESS DISTRIBUTIONS:
From capital gains	(0.75)		(0.45)	(0.17)	(0.18)

Total Distributions	(0.75)		(0.45)	(0.17)	(0.18)

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 8)	0.01		— (b)	— (b)	— (b)

NET INCREASE IN NET ASSET VALUE	1.46		1.55	2.05	4.21

NET ASSET VALUE, END OF PERIOD	$19.27		$17.81	$16.26	$14.21

TOTAL RETURN	12.44%		12.28%	15.64%	43.91%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$10,202		$8,741	$7,722	$6,027
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(0.74)%		(1.25)%	(1.41)%	(1.67)%
Operating expenses including reimbursement/waiver	1.78	%(c)	1.99%	1.95%	1.99%
Operating expenses excluding reimbursement/waiver	1.78%		1.99%	2.21%	4.84%
PORTFOLIO TURNOVER RATE	270%		277%	306%	421%

(a) The Fund began offering Investor Class shares on January 1, 2003.

(b) Amount represents less than $0.01 per share.

(c) Effective January 2, 2006, the net expense limitation changed from 1.99% to 1.79%.

See Notes to Financial Statements	131	December 31, 2006

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Hoover Mini-Cap Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2006		YEAR ENDED DECEMBER 31, 2005	YEAR ENDED DECEMBER 31, 2004	PERIOD ENDED DECEMBER 31, 2003(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$18.05		$16.38	$14.24	$13.02
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.02)		(0.11)	(0.09)	(0.03)
Net realized and unrealized gain on investments	2.35		2.23	2.40	1.43

Total from Investment Operations	2.33		2.12	2.31	1.40

LESS DISTRIBUTIONS:
From capital gains	(0.75)		(0.45)	(0.17)	(0.18)

Total Distributions	(0.75)		(0.45)	(0.17)	(0.18)

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 8)	—	(b)	— (b)	— (b)	—

NET INCREASE IN NET ASSET VALUE	1.58		1.67	2.14	1.22

NET ASSET VALUE, END OF PERIOD	$19.63		$18.05	$16.38	$14.24

TOTAL RETURN	12.94%		12.92%	16.24%	10.76	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$100,181		$31,088	$24,706	$9,373
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(0.19)%		(0.69)%	(0.86)%	(1.04	)%(d)
Operating expenses including reimbursement/waiver	1.23	%(e)	1.43%	1.43%	1.43	%(d)
Operating expenses excluding reimbursement/waiver	1.37%		1.71%	1.87%	3.44	%(d)
PORTFOLIO TURNOVER RATE	270%		277%	306%	421	%(f)

(a) The Fund began offering Institutional Class shares on August 15, 2003.

(b) Amount represents less than $0.01 per share.

(c) Not Annualized.

(d) Annualized.

(e) Effective January 2, 2006, the net expense limitation changed from 1.43% to 1.23%.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2003.

December 31, 2006	132	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Legato Fund

	CLASS A
	Year Ended December 31, 2006		Period Ended December 31, 2005(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.30		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.12)		(0.10)
Net realized and unrealized gain on investments	1.21		1.43

Total from Investment Operations	1.09		1.33

LESS DISTRIBUTIONS:
From capital gains	(0.20)		(0.03)

Total Distributions	(0.20)		(0.03)

NET INCREASE IN NET ASSET VALUE	0.89		1.30

NET ASSET VALUE, END OF PERIOD	$12.19		$11.30

TOTAL RETURN(b)	9.69%		13.34	%(c)
RATIOS/ SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$8,991		$6,876
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(1.03)%		(1.25	)%(d)
Operating expenses including reimbursement/waiver	1.78	%(e)	1.89	%(d)
Operating expenses excluding reimbursement/waiver	1.95%		3.53	%(d)
PORTFOLIO TURNOVER RATE	36%		28	%(c)

(a) The Fund commenced operations on April 1, 2005.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Not Annualized.

(d) Annualized.

(e) Effective May 1, 2006, the net expense limitation changed from 1.89% to 1.79%.

See Notes to Financial Statements	133	December 31, 2006

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Emerald Banking and Finance Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2006	SIX MONTHS ENDED DECEMBER 31, 2005		YEAR ENDED JUNE 30, 2005		YEAR ENDED JUNE 30, 2004		YEAR ENDED JUNE 30, 2003	YEAR ENDED JUNE 30, 2002
NET ASSET VALUE, BEGINNING OF PERIOD	$27.61	$27.99		$25.74		$19.89		$18.36	$15.55
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss) excluding reimbursement/waiver	(0.04)	(0.01	)(a)	(0.06	)(a)	(0.03	)(a)	0.03 (a)	0.05 (a)
Net realized and unrealized gain on investments	2.78	1.49		3.30		6.07		1.84	3.01

Total from Investment Operations	2.74	1.48		3.24		6.04		1.87	3.06

LESS DISTRIBUTIONS:
From net investment income	0.00	0.00		0.00		(0.01)		0.00	(0.08)
From capital gains	(1.54)	(1.86)		(0.99)		(0.18)		(0.34)	(0.17)

Total Distributions	(1.54)	(1.86)		(0.99)		(0.19)		(0.34)	(0.25)

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 8)	— (b)	—		—		—		—	—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.20	(0.38)		2.25		5.85		1.53	2.81

NET ASSET VALUE, END OF PERIOD	$28.81	$27.61		$27.99		$25.74		$19.89	$18.36

TOTAL RETURN(c)	9.94%	5.31	%(d)	13.12%		30.53%		10.46%	19.96%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$164,164	$184,550		$183,556		$133,136		$59,565	$34,933
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) excluding reimbursement/waiver	(0.13)%	(0.10	)%(e)	(0.23)%		(0.13)%		0.20%	0.28%
Operating expenses excluding reimbursement/waiver	1.62%	1.57	%(e)	1.80%		1.74%		1.97%	2.26%
PORTFOLIO TURNOVER RATE	34%	15	%(d)	25%		29%		47%	27%

(a) Per share amounts calculated based on the average shares outstanding during the period.

(b) Amount represents less than $0.01 per share.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Not annualized.

(e) Annualized.

December 31, 2006	134	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Emerald Banking and Finance Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2006	SIX MONTHS ENDED DECEMBER 31, 2005		YEAR ENDED JUNE 30, 2005		YEAR ENDED JUNE 30, 2004		YEAR ENDED JUNE 30, 2003		YEAR ENDED JUNE 30, 2002
NET ASSET VALUE, BEGINNING OF PERIOD	$26.73	$27.23		$25.23		$19.62		$18.24		$15.47
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.22)	(0.10	)(a)	(0.23	)(a)	(0.18	)(a)	(0.08	)(a)	(0.06	)(a)
Net realized and unrealized gain on investments	2.74	1.46		3.22		5.97		1.80		3.00

Total from Investment Operations	2.52	1.36		2.99		5.79		1.72		2.94

LESS DISTRIBUTIONS:
From capital gains	(1.54)	(1.86)		(0.99)		(0.18)		(0.34)		(0.17)

Total Distributions	(1.54)	(1.86)		(0.99)		(0.18)		(0.34)		(0.17)

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 8)	— (b)	—		—		—		—		—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.98	(0.50)		2.00		5.61		1.38		2.77

NET ASSET VALUE, END OF PERIOD	$27.71	$26.73		$27.23		$25.23		$19.62		$18.24

TOTAL RETURN(c)	9.44%	5.01	%(d)	12.37%		29.68%		9.69%		19.22%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$111,868	$112,774		$107,804		$88,249		$27,482		$6,210
RATIOS TO AVERAGE NET ASSETS:
Net investment loss excluding reimbursement/waiver	(0.79)%	(0.75	)%(e)	(0.88)%		(0.77)%		(0.43)%		(0.37)%
Operating expenses excluding reimbursement/waiver	2.27%	2.22	%(e)	2.45%		2.39%		2.66%		2.91%
PORTFOLIO TURNOVER RATE	34%	15	%(d)	25%		29%		47%		27%

(a) Per share amounts calculated based on the average shares outstanding during the period.

(b) Amount represents less than $0.01 per share.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Not annualized.

(e) Annualized.

See Notes to Financial Statements	135	December 31, 2006

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Emerald Opportunities Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2006		SIX MONTHS ENDED DECEMBER 31, 2005(a)		YEAR ENDED JUNE 30, 2005(a)		YEAR ENDED JUNE 30, 2004(a)		YEAR ENDED JUNE 30, 2003(a)		YEAR ENDED JUNE 30, 2002(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$8.39		$7.03		$7.13		$5.64		$5.38		$12.15
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.07)		(0.08	)(b)	(0.17	)(b)	(0.19	)(b)	(0.12	)(b)	(0.20	)(b)
Net realized and unrealized gain/(loss) on investments	0.89		1.44		0.07		1.68		0.38		(6.15)

Total from Investment Operations	0.82		1.36		(0.10)		1.49		0.26		(6.35)

LESS DISTRIBUTIONS:
From capital gains	—		—		—		—		—		(0.42)

Total Distributions	—		—		—		—		—		(0.42)

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 8)	—	(c)	—		—		—		—		—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.82		1.36		(0.10)		1.49		0.26		(6.77)

NET ASSET VALUE, END OF PERIOD	$9.21		$8.39		$7.03		$7.13		$5.64		$5.38

TOTAL RETURN(d)	9.77%		19.35	%(e)	(1.40)%		26.42%		4.83%		(53.76)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$9,026		$6,004		$2,793		$3,202		$2,572		$3,132
RATIOS TO AVERAGE NET ASSETS (excluding dividends on short sales expense):
Net investment loss including reimbursement/waiver	(0.85)%		(2.15	)%(f)	(2.62)%		(2.65)%		(2.69)%		(2.50)%
Net investment loss excluding reimbursement/waiver	(1.12)%		(2.56	)%(f)	(2.76)%		(2.67)%		(4.78)%		(4.26)%
Operating expenses including reimbursement/waiver	2.28	%(g)	2.73	%(f)	2.76%		2.74%		2.90%		2.90%
Operating expenses excluding reimbursement/waiver	2.56%		3.14	%(f)	2.90%		2.75%		4.99%		4.66%
RATIOS TO AVERAGE NET ASSETS (including dividends on short sales expense):
Operating expenses including reimbursement/waiver	2.31	%(g)	n/a	(h)	n/a	(h)	n/a	(h)	n/a	(h)	n/a	(h)
Operating expenses excluding reimbursement/waiver	2.58%		n/a	(h)	n/a	(h)	n/a	(h)	n/a	(h)	n/a	(h)
PORTFOLIO TURNOVER RATE	380%		156	%(e)	189%		65%		151%		249%

(a) Prior to September 29, 2005, the Opportunities Fund was named the Forward Emerald Technology Fund and invested a minimum 80% of its net assets, plus borrowings for investment purposes, if any, in a non-diversified portfolio of equity securities of public companies in the Technology sector. Accordingly, performance figures for periods prior to September 29, 2005, do not reflect the current strategy. Prior to February 29, 2000, the Fund was named the HomeState Year 2000 Fund and its investment objective focused on a specific industry within the Technology sector.

(b) Per share numbers have been calculated using the average shares method.

(c) Amount represents less than $0.01 per share.

(d) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(e) Not annualized.

(f) Annualized.

(g) Effective May 1, 2006, the net expense limitation changed from 2.90% to 1.99%.

(h) Not applicable, no dividends on short sales expense.

December 31, 2006	136	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Emerald Opportunities Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2006		SIX MONTHS ENDED DECEMBER 31, 2005(a)		YEAR ENDED JUNE 30, 2005(a)		YEAR ENDED JUNE 30, 2004(a)		YEAR ENDED JUNE 30, 2003(a)		YEAR ENDED JUNE 30, 2002(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$8.18		$6.87		$7.00		$5.56		$5.33		$12.10
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.08)		(0.10	)(b)	(0.20	)(b)	(0.22	)(b)	(0.15	)(b)	(0.24	)(b)
Net realized and unrealized gain/(loss) on investments	0.83		1.41		0.07		1.66		0.38		(6.11)

Total from Investment Operations	0.75		1.31		(0.13)		1.44		0.23		(6.35)

LESS DISTRIBUTIONS:
From capital gains	—		—		—		—		—		(0.42)

Total Distributions	—		—		—		—		—		(0.42)

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 8)	—	(c)	—		—		—		—		—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.75		1.31		(0.13)		1.44		0.23		(6.77)

NET ASSET VALUE, END OF PERIOD	$8.93		$8.18		$6.87		$7.00		$5.56		$5.33

TOTAL RETURN(d)	9.17%		19.07	%(e)	(1.86)%		25.90%		4.32%		(53.99)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$2,729		$820		$388		$518		$201		$89
RATIOS TO AVERAGE NET ASSETS (excluding dividends on short sales expense):
Net investment loss including reimbursement/waiver	(1.16)%		(2.64	)%(f)	(3.11)%		(3.15)%		(3.19)%		(3.00)%
Net investment loss excluding reimbursement/waiver	(1.37)%		(3.05	)%(f)	(3.24)%		(3.17)%		(5.28)%		(4.76)%
Operating expenses including reimbursement/waiver	2.67	%(g)	3.22	%(f)	3.26%		3.24%		3.40%		3.40%
Operating expenses excluding reimbursement/waiver	2.87%		3.63	%(f)	3.40%		3.25%		5.49%		5.16%
RATIOS TO AVERAGE NET ASSETS (including dividends on short sales expense):
Operating expenses including reimbursement/waiver	2.69	%(g)	n/a	(h)	n/a	(h)	n/a	(h)	n/a	(h)	n/a	(h)
Operating expenses excluding reimbursement/waiver	2.90%		n/a	(h)	n/a	(h)	n/a	(h)	n/a	(h)	n/a	(h)
PORTFOLIO TURNOVER RATE	380%		156	%(e)	189%		65%		151%		249%

(a) Prior to September 29, 2005, the Forward Emerald Opportunities Fund was named the Forward Emerald Technology Fund and invested a minimum 80% of its net assets, plus borrowings for investment purposes, if any, in a non-diversified portfolio of equity securities of public companies in the Technology sector. Accordingly, performance figures for periods prior to September 29, 2005, do not reflect the current strategy. Prior to February 29, 2000, the Fund was named the HomeState Year 2000 Fund and its investment objective focused on a specific industry within the Technology sector.

(b) Per share amounts calculated based on the average shares outstanding during the period.

(c) Amount represents less than $0.01 per share.

(d) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(e) Not annualized.

(f) Annualized.

(g) Effective May 1, 2006, the net expense limitation changed from 3.40% to 2.49%.

(h) Not applicable, no dividends on short sales expense.

See Notes to Financial Statements	137	December 31, 2006

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Emerging Markets Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2006		YEAR ENDED DECEMBER 31, 2005	YEAR ENDED DECEMBER 31, 2004(a)		PERIOD ENDED DECEMBER 31, 2003(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$18.83		$14.21	$11.86		$6.98
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.05		0.27	0.21		—
Net realized and unrealized gain	5.58		4.61	2.35		4.94

Total from Investment Operations	5.63		4.88	2.56		4.94

LESS DISTRIBUTIONS:
From investment income	(0.06)		(0.26)	(0.22)		(0.06)
From capital gains	(1.34)		0.00	0.00		0.00

Total Distributions	(1.40)		(0.26)	(0.22)		(0.06)

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 8)	0.02		— (c)	0.01		—	(c)

NET INCREASE IN NET ASSET VALUE	4.25		4.62	2.35		4.88

NET ASSET VALUE, END OF PERIOD	$23.08		$18.83	$14.21		$11.86

TOTAL RETURN	30.36%		34.36%	22.06%		70.83	%(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$13,336		$8,833	$969		$227
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	0.26%		2.57%	(0.32)%		0.66	%(e)
Operating expenses including reimbursement/waiver	1.81	%(f)	1.95%	1.98	%(g)	1.95	%(e)
Operating expenses excluding reimbursement/waiver	2.26%		3.04%	3.29	%(g)	2.48	%(e)
PORTFOLIO TURNOVER RATE	102%		62%	45%		44%

(a) On September 16, 2004, the Forward Global Emerging Markets Fund, a newly created fund, acquired all of the assets and assumed all of the liabilities of the Pictet Global Emerging Markets Fund. The Financial highlights for the periods presented previous to December 31, 2004 are that of the Pictet Global Emerging Markets Fund. In addition, for the periods presented prior to December 31, 2004, the Investor Class of shares was known as the Retail Class.

(b) The Pictet Global Emerging Markets Fund—Retail Class commenced operations on April 9, 2003.

(c) Amount represents less than $0.01 per share.

(d) Not Annualized.

(e) Annualized.

(f) Effective January 2, 2006, the net expense limitation changed from 1.95% to 1.89%. Effective May 1, 2006, the net expense limitation changed from 1.89% to 1.69%.

(g) The Fund incurred ReFlow fees during the year. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets for the Investor Class would have been 1.95% and 3.25%, respectively.

December 31, 2006	138	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Emerging Markets Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2006		YEAR ENDED DECEMBER 31, 2005	YEAR ENDED DECEMBER 31, 2004(a)		YEAR ENDED DECEMBER 31, 2003	YEAR ENDED DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD	$18.88		$14.23	$11.88		$6.92	$6.89
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.12		0.33	0.23		0.08	0.01
Net realized and unrealized gain on investments	5.62		4.62	2.36		4.95	0.03

Total from Investment Operations	5.74		4.95	2.59		5.03	0.04

LESS DISTRIBUTIONS:
From investment income	(0.12)		(0.30)	(0.25)		(0.07)	(0.01)
From capital gains	(1.34)		0.00	0.00		0.00	0.00

Total Distributions	(1.46)		(0.30)	(0.25)		(0.07)	(0.01)

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 8)	0.02		— (b)	0.01		— (b)	— (b)

NET INCREASE IN NET ASSET VALUE	4.30		4.65	2.35		4.96	0.03

NET ASSET VALUE, END OF PERIOD	$23.18		$18.88	$14.23		$11.88	$6.92

TOTAL RETURN	30.84%		34.79%	22.26%		72.72%	0.60%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$42,283		$28,765	$18,854		$116,774	$67,509
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.68%		2.34%	0.63%		0.91%	0.16%
Operating expenses including reimbursement/waiver	1.47	%(c)	1.70%	1.70	%(d)	1.70%	1.70%
Operating expenses excluding reimbursement/waiver	1.86%		2.84%	2.38	%(d)	2.23%	2.31%
PORTFOLIO TURNOVER RATE	102%		62%	45%		44%	47%

(a) On September 16, 2004, the Forward Global Emerging Markets Fund, a newly created fund, acquired all of the assets and assumed all of the liabilities of the Pictet Global Emerging Markets Fund. The Financial highlights for the periods presented previous to December 31, 2004 are that of the Pictet Global Emerging Markets Fund.

(b) Amount represents less than $0.01 per share.

(c) Effective January 2, 2006, the net expense limitation changed from 1.70% to 1.59%. Effective May 1, 2006, the net expense limitation changed from 1.59% to 1.39%.

(d) The Fund incurred ReFlow fees during the year. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets for the Institutional Class would have been 1.70% and 2.37%, respectively.

See Notes to Financial Statements	139	December 31, 2006

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Equity Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2006		YEAR ENDED DECEMBER 31, 2005(a)	YEAR ENDED DECEMBER 31, 2004		YEAR ENDED DECEMBER 31, 2003	YEAR ENDED DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD	$15.01		$12.78	$11.31		$8.21	$9.63
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)	0.09		0.05	(0.02)		(0.01)	(0.04)
Net realized and unrealized gain/(loss) on investments	4.99		2.19	1.49		3.11	(1.38)

Total from Investment Operations	5.08		2.24	1.47		3.10	(1.42)

LESS DISTRIBUTIONS:
From investment income	(0.12)		(0.01)	—		—	—
From capital gains	(1.74)		—	—		—	—

Total Distributions	(1.86)		(0.01)	0.00		0.00	0.00

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 7)	—	(b)	— (b)	—	(b)	— (b)	— (b)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.22		2.23	1.47		3.10	(1.42)

NET ASSET VALUE, END OF PERIOD	$18.23		$15.01	$12.78		$11.31	$8.21

TOTAL RETURN	34.40%		17.50%	13.00%		37.76%	(14.75)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$33,823		$24,880	$24,204		$21,189	$15,322
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver	0.53%		0.37%	(0.20)%		(0.16)%	(0.44)%
Operating expenses including reimbursement/waiver	1.42	%(d)	1.69%	1.71	%(c)	1.99%	1.95%
Operating expenses excluding reimbursement/waiver	1.80%		2.28%	2.09%		2.48%	2.43%
PORTFOLIO TURNOVER RATE	94%		138%	50%		25%	37%

(a) Prior to September 1, 2005, the Forward International Equity Fund was known as the Forward Hansberger International Growth Fund.

(b) Amount represents less than $0.01 per share.

(c) Effective January 26, 2004, the net expense limitation changed from 1.99% to 1.69%.

(d) Effective May 1, 2006, the net expense limitation changed from 1.69% to 1.29%.

December 31, 2006	140	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Small Companies Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2006		YEAR ENDED DECEMBER 31, 2005	YEAR ENDED DECEMBER 31, 2004		YEAR ENDED DECEMBER 31, 2003(a)	PERIOD ENDED DECEMBER 31, 2002(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$15.11		$12.87	$10.39		$6.44	$7.34
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.08		0.11 (c)	0.05	(c)	0.02 (c)	0.02	(c)
Net realized and unrealized gain/(loss) on investments	4.34		3.23	2.59		3.94	(0.90)

Total from Investment Operations	4.42		3.34	2.64		3.96	(0.88)

LESS DISTRIBUTIONS:
From investment income	(0.04)		(0.08)	(0.03)		(0.02)	(0.03)
From capital gains	(0.54)		(1.02)	(0.14)		0.00	0.00

Total Distributions	(0.58)		(1.10)	(0.17)		(0.02)	(0.03)

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 8)	0.01		— (d)	0.01		0.01	0.01

NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.85		2.24	2.48		3.95	(0.90)

NET ASSET VALUE, END OF PERIOD	$18.96		$15.11	$12.87		$10.39	$6.44

TOTAL RETURN	29.51%		26.57%	25.55%		61.64%	(11.82	)%(e)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$251,488		$64,346	$9,819		$15,981	$312
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.51%		0.82%	0.47%		0.24%	0.27	%(f)
Operating expenses including reimbursement/waiver	1.56	%(g)	1.45%	1.46	%(h)	1.45%	1.45	%(f)
Operating expenses excluding reimbursement/waiver	1.66%		1.84%	2.26	%(h)	2.45%	2.82	%(f)
PORTFOLIO TURNOVER RATE	75%		91%	175%		52%	133	%(i)

(a) On December 23, 2003, the Forward International Small Companies Fund, a newly created fund, acquired all of the assets and assumed all of the liabilities of the Pictet International Small Companies Fund. The Financial highlights for the periods presented previous to December 31, 2003 are that of the Pictet International Small Companies Fund. In addition, for the periods presented prior to December 31, 2003, the Investor Class of shares was known as the Retail Class.

(b) The Pictet International Small Companies Fund—Retail Class commenced operations on March 5, 2002

(c) Per share numbers have been calculated using the average share method.

(d) Amount represents less than $0.01 per share.

(e) Not Annualized.

(f) Annualized.

(g) Effective January 2, 2006, the net expense limitation changed from 1.45% to 1.56%.

(h) The Fund incurred ReFlow fees during the year. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets for would have been 1.45% and 2.25%, respectively.

(i) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2002.

See Notes to Financial Statements	141	December 31, 2006

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Small Companies Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2006		YEAR ENDED DECEMBER 31, 2005	YEAR ENDED DECEMBER 31, 2004		YEAR ENDED DECEMBER 31, 2003(a)	YEAR ENDED DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD	$15.15		$12.89	$10.40		$6.44	$7.35
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.09		0.16 (b)	0.08	(b)	0.04 (b)	0.04 (b)
Net realized and unrealized gain/(loss) on investments	4.39		3.23	2.61		3.94	(0.92)

Total from Investment Operations	4.48		3.39	2.69		3.98	(0.88)

LESS DISTRIBUTIONS:
From investment income	(0.08)		(0.11)	(0.07)		(0.03)	(0.04)
From capital gains	(0.54)		(1.02)	(0.14)		—	—

Total Distributions	(0.62)		(1.13)	(0.21)		(0.03)	(0.04)

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 8)	0.01		— (c)	0.01		0.01	0.01

NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.87		2.26	2.49		3.96	(0.91)

NET ASSET VALUE, END OF PERIOD	$19.02		$15.15	$12.89		$10.40	$6.44

TOTAL RETURN	29.91%		26.81%	25.99%		61.95%	(11.87)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$389,983		$144,302	$49,068		$26,221	$22,251
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.77%		1.12%	0.75%		0.49%	0.52%
Operating expenses including reimbursement/waiver	1.25	%(d)	1.20%	1.21	%(e)	1.20%	1.20%
Operating expenses excluding reimbursement/waiver	1.28%		1.46%	2.12	%(e)	2.20%	2.57%
PORTFOLIO TURNOVER RATE	75%		91%	175%		52%	133%

(a) On December 23, 2003, the Forward International Small Companies Fund, a newly created fund, acquired all of the assets and assumed all of the liabilities of the Pictet International Small Companies Fund. The Financial highlights for the periods presented previous to December 31, 2003 are that of the Pictet International Small Companies Fund.

(b) Per share numbers have been calculated using the average share method.

(c) Amount represents less than $0.01 per share.

(d) Effective January 2, 2006, the net expense limitation changed from 1.20% to 1.26%.

(e) The Fund incurred ReFlow fees during the year. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets would have been 1.20% and 2.11%, respectively.

December 31, 2006	142	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Small Companies Fund

	Class A
	YEAR ENDED DECEMBER 31, 2006		PERIOD ENDED DECEMBER 31, 2005(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$15.06		$13.13
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.18		0.13	(b)
Net realized and unrealized gain on investments	4.23		2.90

Total from Investment Operations	4.41		3.03

LESS DISTRIBUTIONS:
From investment income	(0.01)		(0.08)
From capital gains	(0.54)		(1.02)

Total Distributions	(0.55)		(1.10)

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 8)	0.03		—	(c)

NET INCREASE IN NET ASSET VALUE	3.89		1.93

NET ASSET VALUE, END OF PERIOD	$18.95		$15.06

TOTAL RETURN(d)	29.55%		23.78	%(e)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$3,416		$5,065
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.71%		0.51	%(f)
Operating expenses including reimbursement/waiver	1.47	%(g)	1.78	%(f)
Operating expenses excluding reimbursement/waiver	1.48%		1.82	%(f)
PORTFOLIO TURNOVER RATE	75%		91	%(h)

(a) The Fund began offering Class A shares on May 2, 2005.

(b) Per share numbers have been calculated using the average share method.

(c) Amount represents less than $0.01 per share.

(d) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

(g) Effective January 2, 2006, the net expense limitation changed from 1.78% to 1.56%.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2005.

See Notes to Financial Statements	143	December 31, 2006

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Progressive Real Estate Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2006(a)		YEAR ENDED DECEMBER 31, 2005		YEAR ENDED DECEMBER 31, 2004		YEAR ENDED DECEMBER 31, 2003		YEAR ENDED DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD	$16.69		$16.62		$14.01		$11.24		$11.43
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.13		0.33	(b)	0.34	(b)	0.30	(b)	0.40	(b)
Net realized and unrealized gain on investments	5.08		1.47	(b)	3.62	(b)	2.85	(b)	0.02	(b)

Total from Investment Operations	5.21		1.80		3.96		3.15		0.42

LESS DISTRIBUTIONS:
From investment income	(0.27)		(0.22)		(0.59)		(0.31)		(0.44)
From capital gains	(0.97)		(1.50)		(0.76)		(0.07)		(0.17)
Tax return of capital	—		(0.01)		—		—		—

Total Distributions	(1.24)		(1.73)		(1.35)		(0.38)		(0.61)

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 8)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.97		0.07		2.61		2.77		(0.19)

NET ASSET VALUE, END OF PERIOD	$20.66		$16.69		$16.62		$14.01		$11.24

TOTAL RETURN	31.24%		11.01%		28.77%		28.53%		3.56%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$48,450		$43,288		$48,346		$36,735		$23,456
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.70%		1.98	%(b)	2.23	%(b)	2.50	%(b)	3.63	%(b)
Operating expenses including reimbursement/waiver	1.35	%(d)	1.79%		1.85%		1.91%		1.94%
Operating expenses excluding reimbursement/waiver	n/a	(e)	n/a	(e)	n/a	(e)	2.16%		2.09%
PORTFOLIO TURNOVER RATE	19%		21%		32%		17%		22%

(a) Prior to October 30, 2006, the Forward Progressive Real Estate Fund was known as the Forward Uniplan Real Estate Investment Fund.

(b) Amount has been restated. See Note 2 to the Financial Statements.

(c) Amount represents less than $0.01 per share.

(d) Effective January 2, 2006, the net expense limitation changed from 1.79% to 1.69%

(e) Not applicable, no reimbursements were made by the Advisor.

December 31, 2006	144	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Sierra Club Equity Income Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2006	YEAR ENDED DECEMBER 31, 2005(b)	YEAR ENDED DECEMBER 31, 2004		YEAR ENDED DECEMBER 31, 2003(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.48	$12.05	$11.66		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)	0.08	0.01	(0.02)		(0.04)
Net realized and unrealized gain on investments	0.68	0.05	1.09		1.90

Total from Investment Operations	0.76	0.06	1.07		1.86

LESS DISTRIBUTIONS:
From investment income	(0.08)	(0.01)	—		—
From capital gains	(0.34)	(0.62)	(0.68)		(0.20)

Total Distributions	(0.42)	(0.63)	(0.68)		(0.20)

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 8)	— (c)	— (c)	—	(c)	— (c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.34	(0.57)	0.39		1.66

NET ASSET VALUE, END OF PERIOD	$11.82	$11.48	$12.05		$11.66

TOTAL RETURN	6.65%	0.49%	9.18%		18.65%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$25,273	$30,146	$30,422		$26,882
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver	0.69%	0.12%	(0.18)%		(0.36)%
Operating expenses including reimbursement/waiver	1.69%	1.69%	1.72	%(d)(e)	1.84%
Operating expenses excluding reimbursement/waiver	1.72%	1.87%	2.01	%(e)	2.60%
PORTFOLIO TURNOVER RATE	74%	89%	79%		62%

(a) The Fund commenced operations on January 1, 2003.

(b) Prior to April 1, 2005, the Sierra Club Equity Income Fund was known as the Sierra Club Balanced Fund.

(c) Amount represents less than $0.01 per share.

(d) Effective January 26, 2004, the net expense limitation changed from 1.84% to 1.69%.

(e) The Fund incurred ReFlow fees during the year ended December 31, 2004. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets would have been 1.71% and 2.00%, respectively.

See Notes to Financial Statements	145	December 31, 2006

Financial Highlights

For a share outstanding throughout the periods presented.

Sierra Club Stock Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2006		YEAR ENDED DECEMBER 31, 2005	YEAR ENDED DECEMBER 31, 2004		YEAR ENDED DECEMBER 31, 2003	YEAR ENDED DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD	$11.92		$11.99	$10.39		$7.87	$10.32
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss) including reimbursement/waiver	0.01		(0.08)	(0.05)		(0.05)	(1.15)
Net realized and unrealized gain/(loss) on investments	0.91		0.31	1.74		2.57	(1.30)

Total from Investment Operations	0.92		0.23	1.69		2.52	(2.45)

LESS DISTRIBUTIONS:
From net investment income	(0.01)		—	—		—	—
From capital gains	(1.16)		(0.30)	(0.09)		—	—

Total Distributions	(1.17)		(0.30)	(0.09)		—	—

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 8)	—	(a)	— (a)	—	(a)	— (a)	— (a)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.25)		(0.07)	1.60		2.52	(2.45)

NET ASSET VALUE, END OF PERIOD	$11.67		$11.92	$11.99		$10.39	$7.87

TOTAL RETURN	7.82%		1.95%	16.23%		32.02%	(23.74)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$30,707		$24,272	$20,201		$8,155	$518
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver/custodian fee credits	0.08%		(0.72)%	(0.70)%		(0.95)%	(0.34)%
Operating expenses including reimbursement/waiver/custodian fee credits	1.37	%(d)	1.69%	1.70	%(b)(c)	1.84%	1.86%
Operating expenses excluding reimbursement/waiver/custodian fee credits	1.59%		2.29%	2.70	%(c)	6.32%	1.96%
PORTFOLIO TURNOVER RATE	127%		70%	93%		56%	88%

(a) Amount represents less than $0.01 per share.

(b) Effective January 26, 2004, the net expense limitation changed from 1.84% to 1.69%.

(c) The Fund incurred ReFlow fees during the year ended December 31, 2004. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets would have been 1.70% and 2.70%, respectively.

(d) Effective January 2, 2006, the net expense limitation changed from 1.69% to 1.49%. Effective September 1, 2006, the net expense limitation changed from 1.49% to 1.29%.

December 31, 2006	146	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Sierra Club Stock Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2006		PERIOD ENDED DECEMBER 31, 2005(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.92		$10.78
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)	0.01		(0.05)
Net realized and unrealized gain on investments	0.91		1.49

Total from Investment Operations	0.92		1.44

LESS DISTRIBUTIONS:
From net investment income	(0.01)		—
From capital gains	(1.16)		(0.30)

Total Distributions	(1.17)		(0.30)

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 8)	—	(b)	—	(b)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.25)		1.14

NET ASSET VALUE, END OF PERIOD	$11.67		$11.92

TOTAL RETURN(c)	7.85%		13.39	%(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$11,840		$5,484
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver/custodian fee credits	0.09%		(0.68	)%(e)
Operating expenses including reimbursement/waiver/custodian fee credits	1.40	%(f)	1.69	%(e)
Operating expenses excluding reimbursement/waiver/custodian fee credits	1.53%		2.28	%(e)
PORTFOLIO TURNOVER RATE	127%		70	%(g)

(a) The Fund began offering Class A shares on May 2, 2005.

(b) Amount represents less than $0.01 per share.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Effective January 2, 2006, the net expense limitation changed from 1.69% to 1.49%. Effective September 1, 2006, the net expense limitation changed from 1.49% to 1.29%.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2005.

See Notes to Financial Statements	147	December 31, 2006

Notes to Financial Statements

1. Organization

Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The accompanying financial statements and financial highlights are those of the Forward Large Cap Equity Fund (the “Large Cap Fund”), the Forward Emerald Growth Fund (the “Growth Fund”), the Forward Hoover Small Cap Equity Fund (the “Small Cap Fund”), the Forward Hoover Mini-Cap Fund (the “Mini-Cap Fund”), the Forward Legato Fund (the “Legato Fund”), the Forward Emerald Banking and Finance Fund (the “Banking and Finance Fund”), the Forward Emerald Opportunities Fund (the “Opportunities Fund”), the Forward Global Emerging Markets Fund (the “Global Emerging Markets Fund”), the Forward International Equity Fund (the “International Equity Fund”), the Forward International Small Companies Fund (the “International Small Companies Fund”), the Forward Progressive Real Estate Fund (prior to October 30, 2006, the Forward Progressive Real Estate Fund was called the Forward Uniplan Real Estate Investment Fund) (the “Real Estate Fund”), the Sierra Club Equity Income Fund (the “Equity Income Fund”) and the Sierra Club Stock Fund (the “Stock Fund”) (each a “Fund” and collectively the “Funds”). Effective December 27, 2006, the Trust offers an additional Fund, the Forward Long/Short Credit Analysis Fund (the “Credit Analysis Fund”), which commenced investment operations on January 3, 2007 and therefore is not presented within.

The Large Cap Fund seeks to achieve high total return and invests primarily in equity securities of companies that have large capitalizations. The Growth Fund seeks to achieve long-term growth of capital through capital appreciation and invests in stocks and securities convertible into stocks. The Small Cap Fund, Mini-Cap Fund and Legato Fund seek to achieve high total returns and invest primarily in the equity securities of companies that have small market capitalization and offer future growth potential. The Banking and Finance Fund seeks to achieve long-term growth through capital appreciation with income as a secondary objective. The Opportunities Fund seeks to achieve capital appreciation and, under normal conditions, will invest at least 25% of its net assets, plus borrowings for investment purposes, if any, in a non-diversified portfolio of equity securities of public companies in the technology sector. The Global Emerging Markets Fund seeks to achieve long-term growth of capital and invests primarily in the equity securities of emerging market countries. The International Equity Fund seeks to achieve high total returns and invests primarily in the equity securities of companies organized or located outside of the United States. The International Small Companies Fund seeks to achieve long-term growth of capital and invests in equity securities of companies with small market capitalizations located outside the United States. The Real Estate Fund seeks income with capital appreciation as a secondary goal and invests in real estate securities, including real estate investment trusts (“REITs”). The Equity Income Fund seeks to achieve a competitive total return through capital appreciation and current income, and invests in stocks and fixed-income securities that satisfy environmental and social criteria of the Sierra Club. The Stock Fund seeks to achieve high total return by investing in stocks that meet environmental and social criteria of the Sierra Club.

The Large Cap Fund, Small Cap Fund, Mini-Cap Fund, Global Emerging Markets Fund, International Equity Fund, International Small Companies Fund, Real Estate Fund, Equity Income Fund and Stock Fund offer Investor Class shares.

The Large Cap Fund, Small Cap Fund, Mini-Cap Fund, Legato Fund, Global Emerging Markets

December 31, 2006	148

Notes to Financial Statements

Fund and International Small Companies Fund offer Institutional Class shares.

The Large Cap Fund, Growth Fund, Small Cap Fund, Legato Fund, Banking and Finance Fund, Opportunities Fund, International Small Companies Fund and Stock Fund offer Class A shares.

The Growth Fund, Banking and Finance Fund and Opportunities Fund offer Class C shares.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Class A Shares of the Growth Fund, Small Cap Fund, Legato Fund, Banking and Finance Fund, Opportunities Fund, International Small Companies Fund and Stock Fund are subject to an initial sales charge of up to 4.75% imposed at the time of purchase. Class A Shares of the Large Cap Fund are subject to an initial sales charge of up to 5.75% imposed at the time of purchase. Class A Shares of the Growth Fund, Small Cap Fund, Legato Fund, Banking and Finance Fund, Opportunities Fund, International Small Companies Fund and Stock Fund for which no initial sales charge was paid are subject to a contingent deferred sales charge (“CDSC”) of 0.50% if the shares are sold within eighteen months, in accordance with the Fund’s prospectus. Class A Shares of the Large Cap Fund for which no initial sales charge was paid are subject to a contingent deferred sales charge (“CDSC”) of 1.00% if the shares are sold within eighteen months, in accordance with the Fund’s prospectus. Class C shares are subject to a 1.00% CDSC for redemptions made within one year of purchase, in accordance with the Fund’s prospectus. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of shares being redeemed.

Certain funds invest a high percentage of their assets in specific sectors of the market. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, can have a greater impact on the relevant Fund’s net asset value and may cause its shares to fluctuate more than if the Fund did not concentrate in investments in a particular sector.

2. Restatement

In the Real Estate Fund’s previously issued December 31, 2005 Annual Report to Shareholders, the Fund incorrectly classified return of capital distributions from real estate investment trust securities held in the Fund’s portfolio in prior years by presenting them as net investment income in the Statements of Operations, of Changes in Net Assets and the Financial Highlights. This misclassification has no impact on the amounts previously reported for net asset value per share, distributions paid, amounts of taxable income reported to shareholders, total return, portfolio turnover rate, security valuation, or net change in net assets from operations. The Fund’s 2005 financial statements have accordingly been restated to reclassify amounts reported as net investment income, net realized gain and change in unrealized appreciation on investments in the Statement of Operations and of Changes in Net Assets for the year ended December 31, 2005, and to revise the net investment income per share, net realized and unrealized gain/(loss) on investments per share and the ratio of net investment income to average net assets for each of the four years ended December 31, 2005, as presented in the Financial Highlights.

149	December 31, 2006

Notes to Financial Statements

The amounts before and after restatement for the Real Estate Fund are shown in the table below.

	AS ORIGINALLY REPORTED	RESTATED
Statement of Changes in Net Assets
Year Ended December 31, 2005
Net investment income	$1,202,387	$882,885
Net realized gain on investments	2,875,816	3,193,635
Net realized gain on foreign currency	58	58
Net change in unrealized appreciation on investments and foreign currency	355,616	357,299

Net increase in net assets from operations	$4,433,877	$4,433,877

	AS ORIGINALLY REPORTED	RESTATED
Per Share Financial Highlights
Year Ended December 31,
Net Investment Income:
2005	$0.45	$0.33
2004	$0.48	$0.34
2003	$0.39	$0.30
2002	$0.44	$0.40
Net realized and unrealized gain/(loss) on investments:
2005	$1.35	$1.47
2004	$3.48	$3.62
2003	$2.76	$2.85
2002	$(0.02)	$0.02
Ratio to average net assets:
Net investment income including reimbursement/waiver
2005	2.69%	1.98%
2004	3.17%	2.23%
2003	3.30%	2.50%
2002	4.03%	3.63%

3. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Prior year information has been changed to reflect current presentation.

Portfolio Valuation: Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the mean of the closing bid and ask price. Portfolio securities that are primarily traded on foreign securities exchanges are valued at the last quoted sale or closing price of such securities on their respective exchanges. Investments in open-ended registered investment companies are valued at their net asset value each business day. An option contract is valued at the last sales price as quoted on the principal exchange on which such option is traded, or in the absence of a sale, the mean between the last bid and ask prices. Investments in short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. All other securities and other assets are carried at their fair value as determined in good faith by or under the direction of the Board of Trustees. The Funds generally value their holdings, including fixed income securities, through the use of independent pricing agents, except for securities for which a ready market does not exist, which are valued under the direction of the Board of Trustees or by the Sub-Advisors using methodologies approved by the Board of Trustees. The valuation methodologies include, but are not limited to, the analysis of the effect of any restrictions on the sale of

December 31, 2006	150

Notes to Financial Statements

the security, product development and trends of the security’s issuer, changes in the industry and other competing companies, significant changes in the issuer’s financial position and any other event that could have a significant impact on the value of the security.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. The portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Option Writing/Purchasing: The Funds, excluding the Growth Fund, may write or purchase financial options contracts. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values. At December 31, 2006, the Opportunities Fund held purchased options with a market value of $442,392 and held no written options. The other Funds held no purchased or written options.

Written option activity for Opportunities Fund for the year ended December 31, 2006 was as follows:

WRITTEN PUT OPTIONS	CONTRACTS	PREMIUMS
Outstanding at December 31, 2005	0	$0
Positions opened	180	35,639
Exercised or closed	(110)	(30,869)
Expired	(70)	(4,770)

Outstanding at December 31, 2006	0	$0

WRITTEN CALL OPTIONS	CONTRACTS	PREMIUMS
Outstanding at December 31, 2005	0	$0
Positions opened	45	12,515
Exercised or closed	(45)	(12,515)
Expired	0	(0)

Outstanding at December 31, 2006	0	$0

Short Sales: The Funds, excluding the Growth Fund, may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund then is obligated

151	December 31, 2006

Notes to Financial Statements

to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Fund is liable for any dividends payable on securities while those securities are in a short position. At December 31, 2006, the Opportunities Fund held securities sold short with a market value of $1,476,830, and the other Funds held no securities sold short.

Cash Management Transactions: The Funds subscribe to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”). The BBH CMS is an investment product that automatically sweeps the Funds’ cash balances into overnight offshore time deposits with either BBH Grand Cayman branch or branches of pre-approved world class commercial banks. This fully automated program allows the Funds to earn interest on cash balances while remaining diversified. Excess cash invested with deposit institutions domiciled outside of the United States, as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure, or diminution. The Funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS are accounted for on a cost basis.

Lending of Portfolio Securities: The Funds, excluding the Equity Income Fund and the Stock Fund, from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. Upon lending its securities to third parties, a Fund receives compensation in the form of fees. The loans are secured by collateral which is equal to at least 105% for foreign equity and corporate securities and 102% for all other securities to the fair value of the securities loaned plus accrued interest in the form of cash or U.S. government securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand, and loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon is considered significant with respect to the investment. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. This collateral must be valued daily and should the market value of the loaned securities increase the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. At December 31, 2006, the Growth Fund, Banking and Finance Fund, Opportunities Fund, Global Emerging Markets Fund, International Equity Fund and International

December 31, 2006	152

Notes to Financial Statements

Small Companies Fund, had securities on loan valued at $20,139,555, $16,826,391, $1,807,629, $1,240,980, $484,964 and $57,583,352, respectively, and received cash with a value of $20,808,422, $17,663,968, $1,871,019, $1,278,701, $524,726 and $60,432,969, respectively, as collateral. At December 31, 2006, there were no securities on loan from the portfolios of the Large Cap Fund, Small Cap Fund, Mini-Cap Fund, Legato Fund and Real Estate Fund. Interest income from securities lending transactions are recorded in the Statement of Operations.

Foreign Securities: Each Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

REITs: The Real Estate Fund invests a substantial portion of its assets in REITs and is subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 or its failure to maintain exemption from registration under the 1940 Act.

Distributions to Shareholders: Dividends from net investment income are declared and paid annually for the Large Cap Equity Fund, Growth Fund, Small Cap Fund, Mini-Cap Fund, Legato Fund, Banking and Finance Fund, Opportunities Fund, Global Emerging Markets Fund, International Equity Fund, International Small Companies Fund and Stock Fund, quarterly for the Equity Income Fund and monthly for the Real Estate Fund. Net realized capital gains, if any, are distributed at least annually.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from paid-in-capital, depending upon the type of book/tax differences that may exist.

A portion of the dividend income recorded by the Real Estate Fund is from distributions by publicly traded REITs held by the Fund, and such distributions may also consist of capital gains and return of capital for tax purposes. The actual return of capital and capital gains portions of such distributions may be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held.

Federal Income Taxes: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or

153	December 31, 2006

Notes to Financial Statements

tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates.

Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. For Funds offering multiple share classes, all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the Rule 12b-1 and/or shareholder service plans for a particular class of the fund are charged to the operations of such class.

When-Issued and Delayed-Delivery Transactions: The Funds may purchase securities on a when-issued or delayed-delivery basis. A Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the custodian will set aside in a segregated account cash or liquid securities equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

ReFlow Transactions: The Funds may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales of fund shares. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of any Fund. The Funds will waive their redemption fee with respect to redemptions by ReFlow.

ReFlow Management Co., LLC, the entity that facilitates the day-to-day operations of ReFlow, is under common control with Forward Management, LLC, the investment advisor to the Funds. In light of this, the Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. During the year ended December 31, 2006, ReFlow fees that were

December 31, 2006	154

Notes to Financial Statements

incurred by the International Equity Fund, International Small Companies Fund, Global Emerging Markets Fund, Equity Income Fund, Stock Fund, Banking and Finance Fund, Real Estate Fund and Small Cap Fund are recorded in the Statement of Operations. During that same period there were no ReFlow fees incurred by the Opportunities Fund, Growth Fund, Mini-Cap Fund, Legato Fund and Large Cap Fund.

4. Investment Management Services

The Trust has entered into an investment management agreement with Forward Management, LLC (“Forward Management” or the “Advisor”) pursuant to which Forward Management provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of December 31, 2006, based on each Fund’s average daily net assets: Large Cap Fund, 0.80% on assets up to and including $500 million, 0.725% on assets over $500 million up to and including $1 billion and 0.675% on assets over $1 billion; Growth Fund, 0.75% on assets up to and including $250 million, 0.65% on assets over $250 million up to and including $500 million, 0.55% on assets over $500 million up to and including $750 million and 0.45% on assets over $750 million; Small Cap Fund, 1.05% on assets up to and including $500 million and 1.00% on assets over $500 million; Mini-Cap Fund, 1.05%; Legato Fund, 1.00% on assets up to and including $500 million and 0.85% on assets over $500 million; Banking and Finance Fund and Opportunities Fund, 1.00% on assets up to and including $100 million and 0.90% on assets over $100 million; Global Emerging Markets Fund, 1.25% on assets up to and including $500 million, 1.20% on assets over $500 million up to and including $1 billion, and 1.15% on assets over $1 billion; International Equity Fund, 0.85% on assets up to and including $250 million, 0.75% on assets over $250 million up to and including $1 billion, 0.65% on assets over $1 billion; International Small Companies Fund, 1.00% on assets up to and including $1 billion and 0.95% on assets over $1 billion; Real Estate Fund, 0.85% on assets up to and including $100 million, 0.80% on assets over $100 million up to and including $500 million and 0.70% on assets over $500 million; Equity Income Fund, 0.94% on assets up to and including $100 million, 0.87% on assets over $100 million up to and including $250 million, 0.82% on assets over $250 million up to and including $500 million, 0.78% on assets over $500 million; and Stock Fund, 0.85% on assets up to and including $100 million, 0.81% on assets over $100 million up to and including $250 million, 0.78% on assets over $250 million up to and including $500 million, and 0.70% on assets over $500 million.

Forward Management has entered into investment sub-advisory agreements with Affinity Investment Advisors, LLC (“Affinity”) for Large Cap Fund; Emerald Mutual Fund Advisers Trust for Growth Fund, Banking and Finance Fund and Opportunities Fund; Hoover Investment Management Co., LLC (“Hoover”) for Small Cap Fund and Mini-Cap Fund; Netols Asset Management Inc. (“Netols”), Conestoga Capital Investment Advisors, LLC (“CCA”) and Riverbridge Partners, LLC (“Riverbridge”) for Legato Fund; PAM Asset Management Ltd. (“PAM”) for International Equity Fund, International Small Companies Fund and Global Emerging Markets Fund; and Forward Uniplan Advisors, Inc. (“Uniplan”) for Real Estate Fund and Equity Income Fund (each a “Sub-Advisor”). Pursuant to these agreements, the Sub-Advisors provide investment sub-advisory services to the Funds and are entitled to receive a fee from Forward Management calculated daily and payable monthly at the following annual rates, based on each Fund’s average daily net assets (for the Legato Fund, based on the portion of the Fund that is managed by each sub-advisor of the Fund): Large Cap Fund, 0.40% on assets up to

155	December 31, 2006

Notes to Financial Statements

and including $500 million, 0.375% on assets over $500 million up to and including $1 billion and 0.35% on assets over $1 billion; Growth Fund, 0.40% on assets up to and including $250 million, 0.30% on assets over $250 million up to and including $500 million, 0.20% on assets over $500 million up to and including $750 million and 0.10% on assets over $750 million; Small Cap Fund, 0.70% on assets up to and including $100 million and 0.55% on assets over $100 million; Mini-Cap Fund, 0.70% on assets up to and including $100 million and 0.55% on assets over $100 million; Legato Fund, 0.60%; Banking and Finance Fund and Opportunities Fund, 0.65% on assets up to and including $100 million and 0.55% on assets over $100 million; Global Emerging Markets Fund, 0.80%; International Equity Fund, 0.45% on assets up to and including $250 million, 0.40% on assets over $250 million up to and including $1 billion and 0.35% on assets over $1 billion; International Small Companies Fund, 0.65%; Real Estate Fund, 0.60% on assets up to and including $100 million, 0.55% on assets up to and including $500 million and 0.45% on assets over $500 million; and Equity Income Fund, 0.39% on assets up to and including $100 million, 0.32% on assets over $100 million up to and including $500 million, 0.27% on assets over $250 million up to and including $500 million, and 0.24% on assets over $500 million.

Effective January 1, 2006, Forward Management, the Funds’ investment advisor, took over direct management of a portion of the Stock Fund. On August 11, 2006, Forward Management took over direct management of the balance of the Stock Fund. Forward Management retains the entire fee and does not pay a sub-advisory fee with respect to any portion of the portfolio of the Stock Fund that it directly manages.

Prior to August 11, 2006, New York Life Investment Management LLC (“NYLIM”) served as a sub-advisor for a portion of the Stock Fund and the Equity Income Fund. Effective August 11, 2006, Uniplan took over management of the portion of Equity Income Fund that NYLIM had managed. The fees payable from Forward Management were: Equity Income Fund, pursuant to the sub-advisory agreement with NYLIM, 0.37% on assets up to and including $100 million, 0.32% on assets over $100 million and up to and including $250 million, 0.27% on assets up to $250 million and up to and including $500 million and 0.22% on assets over $500 million; Equity Income Fund, pursuant to the sub-advisory agreement with Uniplan, 0.41% on assets up to and including $100 million, 0.32% on assets over $100 million and up to and including $250 million, 0.27% on assets over $250 million and up to and including $500 million, and 0.24% on assets over $500 million; Stock Fund, pursuant to the sub-advisory agreement with NYLIM, 0.45% on assets up to and including $100 million, 0.40% on assets over $100 million and up to and including $250 million, 0.35% on assets over $250 million and up to and including $500 million and 0.30% on assets over $500 million. For the period of August 12, 2006 through August 31, 2006, pursuant to the sub-advisory agreement with Uniplan the fees payable from Forward Management were 0.41% on assets up to and including $100 million.

Expense Limitations

The Investment Advisor has agreed to limit the total expenses of the Funds, exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses through the dates indicated to the annual rates stated below. Pursuant to these agreements, each Fund, except for the Growth Fund, Banking and Financing Fund and Opportunities Fund, will reimburse the Investment Advisor for any fee waivers or expense reimbursements made by the Advisor, provided that any such reimbursements made by a Fund to the Advisor will not cause the Fund’s expense

December 31, 2006	156

Notes to Financial Statements

limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.

FUND	INSTITUTIONAL CLASS	INVESTOR CLASS	CLASS A	CLASS C	END DATE
Large Cap	0.99%	1.35%	1.35%	N/A	January 1, 2007
Growth	N/A	N/A	2.25%	2.90%	June 30, 2007
Small Cap	1.34%	1.69%	1.69%	N/A	January 1, 2007
Mini-Cap	1.23%	1.79%	N/A	N/A	January 1, 2007
Legato (a)	1.25%	N/A	1.79%	N/A	January 1, 2007
Banking and Finance	N/A	N/A	2.35%	3.00%	June 30, 2007
Opportunities (b)	N/A	N/A	1.99%	2.49%	June 30, 2007
Global Emerging Markets(c)	1.39%	1.69%	N/A	N/A	January 1, 2007
International Equity(d)	N/A	1.29%	N/A	N/A	January 1, 2007
International Small Companies	1.26%	1.56%	1.56%	N/A	January 1, 2007
Real Estate	N/A	1.69%	N/A	N/A	January 1, 2007
Equity Income	N/A	1.69%	N/A	N/A	January 1, 2007
Stock(e)	N/A	1.29%	1.29%	N/A	January 1, 2007

(a) From January 2, 2006 to April 30, 2006, the Advisor contractually agreed to waive a portion of its fees in amounts necessary to limit the Fund’s Class A shares’ operating expenses to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.89%.

(b) From January 2, 2006 to April 30, 2006, the Advisor contractually agreed to waive a portion of its fees in amounts necessary to limit the Fund’s Class A and Class C shares’ operating expenses to an annual rate (as a percentage of the Fund’s average daily net assets) of 2.90% and 3.40%, respectively.

(c) From January 2, 2006 to April 30, 2006, the Advisor contractually agreed to waive a portion of its fees in amounts necessary to limit the Fund’s Institutional Class and Investor Class shares’ operating expenses to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.59% and 1.89%, respectively.

(d) From January 2, 2006 to April 30, 2006, the Advisor contractually agreed to waive a portion of its fees in amounts necessary to limit the Fund’s Investor Class shares’ operating expenses to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.69%.

(e) From January 2, 2006 to August 31, 2006, the Advisor contractually agreed to waive a portion of its fees in amounts necessary to limit the Fund’s Investor Class and Class A shares’ operating expenses to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.49%.

157	December 31, 2006

Notes to Financial Statements

For the year ended December 31, 2006, the fee waivers and/or reimbursements were as follows:

FUND	FEES WAIVED BY ADVISOR	RECOUPMENT OF PAST WAIVED / REIMBURSED FEES BY ADVISOR	TOTAL
Large Cap
Class A	$8,369	$0	$8,369
Small Cap
Investor Class	90,296	(48,982)	41,314
Institutional Class	13,607	(2,331)	11,276
Class A	744	(1,626)	(882)
Mini-Cap
Investor Class	671	(24,288)	(23,617)
Institutional Class	80,625	(911)	79,714
Legato
Class A	14,823	(18,081)	(3,258)
Opportunities
Class A	22,742	N/A (a)	22,742
Class C	4,429	N/A (a)	4,429
Global Emerging Markets
Investor Class	135,967	0	135,967
Institutional Class	54,422	0	54,422
International Small Companies
Investor Class	133,151	0	133,151
Institutional Class	74,541	0	74,541
Class A	201	0	201
International Equity
Investor Class	111,342	0	111,342
Equity Income
Investor Class	8,474	(49,313)	(40,839)
Stock
Investor Class	51,531	0	51,531
Class A	6,206	0	6,206

(a) Opportunities Fund does not have a recoupment plan.

December 31, 2006	158

Notes to Financial Statements

At December 31, 2006, the balance of recoupable expenses for each Fund were as follows:

FUND	2004	2005	2006	TOTAL
Large Cap
Class A	N/A	N/A	$8,369	$8,369
Small Cap
Investor Class	$35,942	$598,508	90,296	724,746
Institutional Class	7,620	80,469	13,607	101,696
Class A	N/A	33,739	744	34,483
Mini-Cap
Investor Class	17,100	0	671	17,771
Institutional Class	71,627	78,439	80,625	230,691
Legato
Class A	N/A	30,613	11,715	42,328
Global Emerging Markets
Investor Class	318	54,480	135,967	190,765
Institutional Class	99,126	242,429	54,422	395,977
International Small Companies
Investor Class	3,013	124,693	133,151	260,857
Institutional Class	376,977	254,721	74,541	706,239
Class A	N/A	556	201	757
International Equity
Investor Class	82,631	134,862	111,342	328,835
Equity Income
Investor Class	79,227	52,666	8,474	140,367
Stock
Investor Class	133,000	130,855	51,531	315,386
Class A	N/A	20,667	6,206	26,873

As of January 2, 2007, the advisor has contractually agreed to waive a portion of its fees and/or reimburse certain expenses which should have the effect of limiting the total annual fund operating expenses (as a percentage of assets) as follows:

FUND	INSTITUTIONAL CLASS	INVESTOR CLASS	CLASS A	CLASS C	END DATE
Large Cap	0.99%	1.24%	1.34%	N/A	January 1, 2008
Growth	N/A	N/A	2.25%	2.90%	June 30, 2007
Legato	1.34%	N/A	1.69%	N/A	January 1, 2008
Banking and Finance	N/A	N/A	2.35%	3.00%	June 30, 2007
Opportunities	N/A	N/A	1.99%	2.49%	June 30, 2007
Global Emerging Markets	1.39%	1.69%	N/A	N/A	January 1, 2008
International Equity	N/A	1.29%	N/A	N/A	January 1, 2008
Equity Income	N/A	1.69%	N/A	N/A	January 1, 2008
Stock	N/A	1.29%	1.29%	N/A	January 1, 2008

5. Distribution Plans and Shareholder Services Plans

The Funds have adopted service and distribution plans pursuant to Rule 12b-1 under the 1940 Act (each a “Distribution Plan” and collectively “Distribution Plans”). Under the Distribution Plan for the Investor Class shares of the Large Cap Fund, Small Cap Fund, Mini-Cap Fund, Global Emerging Markets Fund, International Equity Fund, International Small Companies Fund, Real Estate Fund, Equity Income Fund and Stock Fund, the Funds pay distribution fees on a monthly basis at an annual rate up to 0.25%

159	December 31, 2006

Notes to Financial Statements

of each Fund’s average daily net assets. Under the Distribution Plan for the Class A shares of the Large Cap Fund, Small Cap Fund, Legato Fund, International Small Companies Fund and Stock Fund, the Funds pay distribution fees on a monthly basis at an annual rate up to 0.35% of each Fund’s average daily net assets.

Under the Distribution Plans for the Class A shares of the Growth Fund, Banking and Finance Fund and Opportunities Fund, the Growth Fund and Banking and Finance Fund will each reimburse the Distributor at an annual rate up to 0.35% and the Opportunities Fund will reimburse the distributor at an annual rate up to 0.50% of the average net assets attributable to the Class A shares of each of the Funds. Under the Distribution Plan for the Class C shares of the Growth Fund, Banking and Finance Fund and Opportunities Fund, each Fund will pay the Distributor at an annual rate of 1.00%, payable monthly, of which 0.25% is a shareholder servicing fee and 0.75% is for distribution-related expenses, of the average daily net assets attributable to the Class C shares of each of the Funds.

In addition, the Investor Class shares of the Large Cap Fund, Mini-Cap Fund, Global Emerging Markets Fund, International Equity Fund, Real Estate Fund and the Equity Income Fund; the Investor Class shares and Class A shares of the Large Cap Fund, Small Cap Fund, International Small Companies Fund and Stock Fund; and the Institutional Class and Class A shares of the Large Cap Fund and the Legato Fund have a shareholder services plan (the “Shareholder Services Plan”) that may be used to pay shareholder servicing fees at an annual rate of up to 0.10% of each Funds’ average daily net assets.

The expenses of the Distribution and Shareholder Services Plans are reflected as distribution and service fees in the Statement of Operations. Institutional Class shares of the Small Cap Fund, Mini-Cap Fund, Global Emerging Markets Fund and International Small Companies Fund are not subject to distribution or shareholder service fees.

ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

The Trust has entered into an administration agreement with ALPS Fund Services, Inc. (“AFS”), pursuant to which AFS serves as the administrator of the Funds. For Small Cap Fund, Mini-Cap Fund, Legato Fund, Global Emerging Markets Fund, International Equity Fund, International Small Companies Fund, Real Estate Fund, Equity Income Fund and Stock Fund, this agreement became effective March 1, 2006 and prior to that time PFPC Inc. (“PFPC”), an indirect wholly owned subsidiary of The PNC Financial Services Group, Inc., was the administrator for those Funds.

AFS serves as the Trust’s transfer agent and dividend paying agent.

Brown Brothers Harriman & Co. (“BBH”) is the Funds’ custodian.

6. Trustees and Officers

The overall responsibility for oversight of the Funds rests with the Board of Trustees of the Trust. As of December 31, 2006, there were five Trustees, four of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act, (each, an “Independent Trustee”). Effective December 6, 2006, the Funds pay each Independent Trustee a retainer fee in the amount of $14,000 per year, $6,500 each per regular meeting for attendance in person, $4,000 each per regular meeting for attendance by telephone and $1,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, and $750 for

December 31, 2006	160

Notes to Financial Statements

attendance at a special telephonic meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee each receive a special retainer fee in the amount of $6,000 per year. The Vice-Chairman of the Audit Committee (if such a Vice-Chairman is appointed) receives a special retainer fee in the amount of $3,000 per year. The interested Trustee receives no compensation from the Funds.

Prior to December 6, 2006, the Funds paid each Independent Trustee a retainer fee in the amount of $12,000 per year, $3,625 each per regular meeting and $1,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, and $750 for attendance at a special telephonic meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee each received a special retainer fee in the amount of $6,000 per year. The Vice-Chairman of the Audit Committee received a special retainer fee in the amount of $3,000 per year. The interested Trustee received no compensation from the Funds.

7. Indemnifications

Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with vendors and others that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. Based on experience, however, the Funds expect the risk of loss to be remote.

8. Shares of Beneficial Interest

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. The Board of Trustees may establish additional Funds and classes of shares at any time in the future without shareholder approval. Holders of shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

Shares exchanged or redeemed within 180 days of purchase (60 days for the Equity Income Fund and Stock Fund) incur a fee of 2.00% of the total redemption amount. Such redemption fees are reflected in the “cost of shares redeemed” in the Statement of Changes in Net Assets. The redemption fees retained by Growth Fund, Small Cap Fund, Mini-Cap Fund, Banking and Finance Fund, Opportunities Fund, Global Emerging Markets Fund, International Equity Fund, International Small Companies Fund, Real Estate Fund, Equity Income Fund and Stock Fund, for the year ended December 31, 2006, were $10,760, $355,757, $25,923, $23,108, $3,955, $32,498, $6,065, $411,830, $2,184, $789 and $2,284, respectively. During that same period there were no redemption fees retained by Large Cap Fund and Legato Fund.

161	December 31, 2006

Notes to Financial Statements

The following entities owned of record or beneficially, as of December 31, 2006, 5% or greater of any class of the Funds outstanding equity securities:

FUND	NAME	PERCENTAGE
Large Cap Class A	Sutton Place Associates, LLC	99.76%

Growth Class A	Merrill Lynch Pierce Fenner & Smith	35.17%
	Salomon Smith Barney, Inc.	14.30%

Growth Class C	Merrill Lynch Pierce Fenner & Smith	6.48%

Small Cap Investor Class	Charles Schwab & Co., Inc.	32.29%
	National Financial Services, Corp.	12.99%
	New York Life Trust Co.	6.80%
	SEI Private Trust Co.	8.58%

Small Cap Institutional Class	Prudential Investment Management	53.74%
	Charles Schwab & Co., Inc.	27.90%

Small Cap Class A	Sutton Place Associates, LLC	88.97%

Mini-Cap Investor Class	Charles Schwab & Co., Inc.	40.79%
	Sutton Place Associates, LLC	29.71%
	National Financial Services, Corp.	13.15%

Mini-Cap Institutional Class	Prudential Investment Management	66.06%
	SEI Private Trust Co.	14.02%
	Charles Schwab & Co., Inc.	12.87%

Legato Class A	Sutton Place Associates, LLC	81.32%
	National Financial Services, Corp.	17.32%

Banking and Finance Class A	Merrill Lynch Pierce Fenner & Smith	7.85%

Banking and Finance Class C	Merrill Lynch Pierce Fenner & Smith	20.87%

Opportunities Class A	Sutton Place Associates, LLC	25.64%

Global Emerging Markets Investor Class	Sutton Place Associates, LLC	39.13%
	Charles Schwab & Co., Inc.	15.06%
	National Financial Services, Corp.	12.19%

December 31, 2006	162

Notes to Financial Statements

FUND	NAME	PERCENTAGE

Global Emerging Markets Institutional Class	Ellard & Co.	27.70%
	Brown Brothers Harriman & Co.	23.94%
	Charles Schwab & Co., Inc.	10.87%
	National Financial Services, Corp.	5.52%

International Equity Investor Class	Sutton Place Associates, LLC	81.83%
	National Financial Services, Corp.	6.68%
	Charles Schwab & Co., Inc.	5.29%

International Small Companies Investor Class	Charles Schwab & Co., Inc.	47.07%
	National Financial Services, Corp.	14.59%
	Reliance Trust	5.22%

International Small Companies Institutional Class	Charles Schwab & Co., Inc.	41.12%
	Saturn & Co.	13.80%
	SEI Private Trust Co.	8.65%
	National Financial Services, Corp.	5.74%
International Small Companies Class A	Sutton Place Associates, LLC	53.50%
	Bear Stearns Securities	9.41%

Real Estate Investor Class	Sutton Place Associates, LLC	51.45%
	Charles Schwab & Co., Inc.	31.57%
	National Financial Services, Corp.	8.21%

Equity Income Investor Class	Sutton Place Associates, LLC	56.51%
	Sierra Club	11.97%

Stock Investor Class	Sierra Club	30.70%
	Charles Schwab & Co., Inc.	23.66%
	National Financial Services, Corp.	12.66%

Stock Class A	Sutton Place Associates, LLC	98.38%

Sutton Place Associates, LLC is an entity under common control with Forward Management.

163	December 31, 2006

Notes to Financial Statements

9. Purchases and Sales of Investments

Investment transactions for the year/period ended December 31, 2006, excluding temporary short-term investments, were as follows:

FUND	COST OF INVESTMENTS PURCHASED	PROCEEDS FROM INVESTMENTS SOLD
Large Cap(a)	$9,803,105	—
Growth	152,153,097	$157,247,101
Small Cap	1,167,659,424	1,029,490,301
Mini-Cap	232,057,901	178,145,454
Legato	4,225,838	3,002,408
Banking and Finance	94,538,737	144,938,858
Opportunities	34,389,046	30,562,944
Global Emerging Markets	52,187,590	46,571,087
International Equity	27,591,766	27,696,099
International Small Companies	614,468,461	305,029,786
Real Estate	8,612,281	17,121,710
Equity Income	19,859,450	27,410,596
Stock	52,230,673	41,627,728

(a) Represents the period of November 1, 2006, commencement of operations, through December 31, 2006.

10. Tax Basis Information

Reclassifications: At December 31, 2006, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to return of capital, wash sales and net investment loss. These reclassifications were as follows:

FUND	INCREASE/ (DECREASE) PAID-IN CAPITAL	INCREASE/ (DECREASE) ACCUMULATED NET INVESTMENT INCOME/(LOSS)	INCREASE/ (DECREASE) ACCUMULATED NET REALIZED GAIN/(LOSS)
Large Cap	—	—	—
Growth	$(2,033,193)	$2,029,598	$3,595
Small Cap	(1)	3,851,453	(3,851,452)
Mini-Cap	—	204,727	(204,727)
Legato	—	87,392	(87,392)
Banking and Finance	—	1,117,350	(1,117,350)
Opportunities	(95,571)	95,575	(4)
Global Emerging Markets	(2)	(63,399)	63,401
International Equity	—	122,792	(122,792)
International Small Companies	2	(459,578)	459,576
Real Estate	3	366,689	(366,692)
Equity Income	3	4,784	(4,787)
Stock	(25,554)	(459)	26,013

December 31, 2006	164

Notes to Financial Statements

Tax Basis of Investments: At December 31, 2006, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

FUND	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Large Cap	$10,017,270	$519,785	$(120,562)	$399,223
Growth	165,940,224	47,098,089	(4,146,486)	42,951,603
Small Cap	498,444,696	70,908,479	(6,865,701)	64,042,778
Mini-Cap	102,045,567	13,622,730	(884,589)	12,738,141
Legato	7,746,894	1,613,065	(343,124)	1,269,941
Banking and Finance	221,609,648	74,329,567	(2,852,322)	71,477,245
Opportunities	12,676,572	1,409,356	(429,757)	979,599
Global Emerging Markets	41,808,230	15,817,364	(444,735)	15,372,629
International Equity	26,845,217	7,241,546	(318,813)	6,922,733
International Small Companies	589,970,005	121,435,273	(7,574,266)	113,861,007
Real Estate	25,714,502	22,531,149	(21,216)	22,509,933
Equity Income	21,261,656	4,281,615	(320,175)	3,961,440
Stock	39,031,124	4,245,945	(711,063)	3,534,882

Post October Loss: Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2006, the Funds elected to defer capital losses and currency losses occurring between November 1, 2006 and December 31, 2006 as follows:

FUND	CAPITAL LOSS	F/X LOSS
Opportunities	$16,993	—
International Small Companies	—	$29,707
Real Estate	—	123
Global Emerging Markets	—	4,004
Stock	104,420	—

Capital Loss Carryforwards: At December 31, 2006 the following Funds had available for Federal income tax purposes unused capital losses as follows:

FUND	EXPIRING IN 2009		2010
Opportunities	$5,153,443		$1,848,987
Global Emerging Markets	2,568,786		2,015,691
Stock	76,051	(a)	—

(a)	Subject to limitations under §382.

During the year ended December 31, 2006, the Opportunities Fund utilized capital loss carryovers of $320,449 the Global Emerging Markets Fund utilized capital loss carryovers of $1,082,507, the Stock Fund utilized capital loss carryovers of $25,351, and the International Equity Fund utilized capital loss carryovers of $323,448.

165	December 31, 2006

Notes to Financial Statements

Tax Basis of Distributable Earnings: At December 31, 2006 the following components of accumulated earnings on a tax basis were as follows:

	LARGE CAP FUND	GROWTH FUND	SMALL CAP FUND
Post-October losses	—	—	—
Accumulated capital loss Carryforwards	—	—	—
Undistributed ordinary income	$673	—	$7,722,443
Undistributed long-term gain	—	$622,505	12,306,995
Net unrealized appreciation/ (depreciation) of F/X	—	—	—
Net unrealized appreciation on investments	399,223	42,951,603	64,042,778
Other cumulative effect of timing differences	—	—	115,442

Total distributable earnings	399,896	43,574,108	84,187,658

	MINI-CAP FUND	LEGATO FUND	BANKING AND FINANCE FUND
Post-October losses	—	—	—
Accumulated capital loss Carryforwards	—	—	—
Undistributed ordinary income	$3,283,256	$28,939	$794,344
Undistributed long-term gain	1,097,532	66,827	4,586,744
Net unrealized appreciation/ (depreciation) of F/X	—	—	—
Net unrealized appreciation on investments	12,738,141	1,269,941	71,477,245
Other cumulative effect of timing differences	8,874	—	—

Total distributable earnings	17,127,803	1,365,707	76,858,333

	OPPORTUNITIES FUND	GLOBAL EMERGING MARKETS FUND	INTERNATIONAL EQUITY FUND
Post-October losses	$(16,993)	$(4,004)	—
Accumulated capital loss Carryforwards	(7,002,430)	(4,584,477)	—
Undistributed ordinary income	—	1,309,294	$627,855
Undistributed long-term gain	—	460,002	468,137
Net unrealized appreciation/ (depreciation) of F/X	—	161	2,645
Net unrealized appreciation on investments	908,760	15,372,629	6,922,733
Other cumulative effect of timing differences	(17,873)	—	—

Total distributable earnings	(6,128,536)	12,553,605	8,021,370

	INTERNATIONAL SMALL COMPANIES FUND	REAL ESTATE FUND	EQUITY INCOME FUND	STOCK FUND
Post-October losses	$(29,707)	$(123)	—	$(104,420)
Accumulated capital loss Carryforwards	—	—	—	(76,051)
Undistributed ordinary income	5,581,364	—	—	—
Undistributed long-term gain	2,085,372	3,142,377	$189,576	—
Net unrealized appreciation/ (depreciation) of F/X	(2,308)	—	—	—
Net unrealized appreciation on investments	113,861,007	22,509,933	3,961,440	3,534,882
Other cumulative effect of timing differences	(9,603)	109,495	3,680	—

Total distributable earnings	121,486,125	25,761,682	4,154,696	3,354,411

December 31, 2006	166

Notes to Financial Statements

Tax Basis of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of distributions paid were as follows:

FUND	2006 ORDINARY INCOME TOTAL	2006 LONG-TERM CAPITAL GAIN TOTAL
Large Cap	$23,957	—
Growth	—	$17,367,661
Small Cap	3,022,040	17,193,581
Mini-Cap	2,369,142	1,818,606
Legato	57,042	93,689
Banking and Finance	—	14,522,398
Global Emerging Markets	345,604	2,897,935
International Equity	2,047,591	1,221,635
International Small Companies	10,983,907	7,932,921
Real Estate	539,880	2,325,856
Equity Income	228,711	798,923
Stock	520,295	2,825,513

11. Portfolio of Investments

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

12. Related Party Transactions

Cross trades for the year ended December 31, 2006 were executed by the Equity Income Fund and the Stock Fund pursuant to Rule 17a-7 under the Investment Company Act of 1940. Cross trading is the buying or selling of portfolio securities between funds to which Forward Management serves as the investment advisor. At its regularly scheduled meetings, the Trustees review such transactions as of the most current calendar quarter, for compliance with the requirements and restrictions set forth by Rule 17a-7. The Stock Fund purchased 1,250 shares, par value of $125,000 of Federal Home Loan Bank System Bonds with a coupon rate of 5.500% and a maturity date of August 8, 2008 for $125,008 from Equity Income Fund in exchange for cash, Equity Income realized a loss of $98 as a result of this transaction. Transaction and settlement date was December 29, 2006. There were no other related party transactions during the year ended December 31, 2006 between any other Funds.

13. Custody Offset Agreement

Forward Management (on behalf of the Funds) and BBH have executed a Custody Fee Offset Agreement. This service arrangement with BBH and their brokerage area will allow the Funds and their sub-advisors to recognize efficiencies, competitive commission rates and ultimately offset custody expenses per the terms of this Agreement. For the year ended December 31, 2006, the Stock Fund received credits from this agreement, which resulted in the reduction of the Stock Fund’s total expenses of $10,893. There were no such credits received by any of the other Funds.

14. New Accounting Standards

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the Funds’ fiscal year beginning January 1, 2007. Management is in the process of analyzing the Funds’ tax positions for purposes of implementing FIN 48. Based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the Funds’ financial statements.

167	December 31, 2006

Notes to Financial Statements

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Forward Funds is currently evaluating the impact the adoption of FAS 157 will have on the Funds’ financial statement disclosures.

December 31, 2006	168

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Forward Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Forward Emerald Opportunities Fund, Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund, Forward Hoover Small Cap Equity Fund, Forward Hoover Mini-Cap Fund, Forward International Equity Fund, Forward Progressive Real Estate Fund, Forward Global Emerging Markets Fund, Forward International Small Companies Fund, Sierra Club Equity Income Fund, Sierra Club Stock Fund, Forward Legato Fund, Forward Large Cap Equity Fund (the “Funds”) at December 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 23, 2007

169	December 31, 2006

Tax Information (Unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Growth Fund, Small Cap Fund, Mini-Cap Fund, Legato Fund, Banking and Finance Fund, Global Emerging Markets Fund, International Equity Fund, International Small Companies Fund, Real Estate Fund, Equity Income Fund and the Stock Fund designate $17,367,661, $17,193,581, $1,818,606, $93,689, $14,522,398, $2,897,935, $1,221,635, $7,932,921, $2,325,856, $798,923, and $2,825,513, respectively, as long-term capital gain dividends.

The Global Emerging Markets Fund, International Equity Fund, International Small Companies Fund, Equity Income Fund and the Stock Fund designate 100%, 25.61%, 60.50%, 84.53%, 81.26%, respectively, of the income dividends distributed between January 1, 2006 and December 31, 2006, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Equity Income Fund and the Stock Fund designate 84.53% and 81.46%, respectively, of the ordinary income dividends distributed during the year as qualifying for the corporate dividends received deduction.

Pursuant to Section 853(c) of the Internal Revenue Code, the Global Emerging Markets Fund, International Equity Fund and the International Small Companies Fund designate $89,673, $50,742 and $605,825, respectively, as foreign taxes paid, and $1,068,713, $633,637, and $7,906,490, respectively, as foreign source income earned between January 1, 2006 and December 31, 2006.

December 31, 2006	170

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

The Board of Trustees (the “Board”) of the Trust oversees the management of the Funds and, as required by law, initially approves, and determines annually whether to renew, the investment advisory agreements and sub-advisory agreements for management of the Funds.

At an in-person meeting of the Board held on September 6-7, 2006, the Board, including a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”) approved the Amended and Restated Investment Management Agreement between Forward Management and the Trust on behalf of the Forward Large Cap Equity Fund and Forward Long/Short Credit Analysis Fund (each, a “New Fund,” collectively, the “New Funds” and together with the other existing series of the Trust, the “Funds”).

At an in-person meeting of the Board held on December 6-7, 2006, the Board, including a majority of the Independent Trustees, approved the renewal of the Amended and Restated Investment Management Agreement between Forward Management and the Trust on behalf of the International Equity Fund, Small Cap Equity Fund, Mini-Cap Fund, Global Emerging Markets Fund, International Small Companies Fund, Progressive Real Estate Fund, Legato Fund, Stock Fund, Equity Income Fund, and the renewal of the Investment Management Agreement between the Trust and Forward Management on behalf of the Growth Fund, Banking and Finance Fund and the Opportunities Fund (the “Advisory Agreement” and collectively with the Amended and Restated Investment Management Agreement, the “Advisory Agreements”).

Also at the December 6-7, 2006 meeting, the Board, including a majority of the Independent Trustees, approved the renewal of investment sub-advisory agreements (each, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) among the Trust, Forward Management and the following sub-advisors (each a “Sub-Advisor”) on behalf of the Fund(s) listed next to each Sub-Advisor’s name:

SUB-ADVISOR	FUND
Pictet International Management Limited	International Equity Fund International Small Companies Fund Global Emerging Markets Fund
Forward Uniplan Advisors, Inc.	Progressive Real Estate Fund Sierra Club Equity Income Fund
Netols Asset Management Inc.	Legato Fund
Riverbridge Partners, LLC	Legato Fund
Conestoga Capital Advisors, LLC	Legato Fund
Hoover Investment Management Co., LLC	Hoover Small Cap Equity Fund Hoover Mini-Cap Fund
Emerald Mutual Fund Advisers Trust	Growth Fund Banking and Finance Fund Opportunities Fund

In addition, at the September 6-7, 2006 meeting, the Board, including a majority of the Independent Trustees, approved the investment sub-advisory agreement (the “Affinity Agreement”) among Affinity Investment Advisors, LLC (“Affinity”), Forward Management and the Trust on behalf of the Forward Large Cap Equity Fund.

In addition, at the December 6-7, 2006 meeting, the Board, including a majority of the Independent Trustees, approved the investment sub-advisory agreement (the “Cedar Ridge Agreement”) among Cedar Ridge Partners, LP (“Cedar Ridge”), Forward Management and the Trust on behalf of the Forward Long/Short Credit Analysis Fund. Collectively, the Advisory Agreements, Sub-Advisory Agreements, Affinity Agreement and Cedar Ridge Agreement are referred to herein as the “Agreements.” Each of Cedar Ridge and Affinity also are referred to herein as a “Sub-Advisor.”

In connection with these meetings, the Board, through counsel to the Trust and Independent Trustees and through the administrator of the

171	December 31, 2006

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

Funds, requested information to enable the Trustees to evaluate the terms of the Agreements. In response, Forward Management and each Sub-Advisor provided materials to the Board for its evaluation. In considering whether to initially approve or approve the renewal of each Agreement, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding Forward Management and each Sub-Advisor, and information about the personnel providing investment management and administrative services to the Funds. In addition, during the course of each year, the Trustees receive a wide variety of materials relating to the services provided by Forward Management and each Sub-Advisor. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to Fund operations, including the Trust’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by Forward Management and the Sub-Advisors to the Funds.

Discussed below are the factors the Board considered in approving the Agreements. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the information taken as a whole. Individual Board members may have given different weights to certain factors and assigned various degrees of materiality to information in connection with the approval process.

Forward Management employs Sub-Advisors pursuant to Sub-Advisory Agreements for the day-to-day management of each of the Funds except for the Sierra Club Stock Fund, which Forward Management directly manages without employing a sub-advisor. In evaluating each of the Agreements, the Board, including the Independent Trustees, principally considered the following factors, among others: (i) the nature, extent and quality of the services to be provided by Forward Management and each Sub-Advisor; (ii) where applicable, the investment performance of each Fund and Forward Management or the Fund’s Sub-Advisor; (iii) the reasonableness of investment advisory compensation to be paid and a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (iv) the profits to be realized by Forward Management and each Sub-Advisor from their relationships with the Funds; (v) the extent to which the fees to be paid to Forward Management reflect economies of scale; and (vi) if applicable, any benefits derived or to be derived by Forward Management or a Sub-Advisor from its relationship with the Funds, such as soft dollar arrangements. The Board also considered the ability of Forward Management and each Sub-Advisor to provide an appropriate level of support and resources to the Funds and whether Forward Management and each Sub-Advisor has sufficiently qualified personnel. The Board also considered the overall financial soundness of Forward Management and each Sub-Advisor as it relates to their ability to provide services to the Funds.

Additional discussion of certain of these factors follows:

Nature, Extent and Quality of the Services

Advisory Agreements. The Board considered the nature of the services to be provided under the Advisory Agreements. The Board considered the ability of Forward Management to provide an appropriate level of support and resources to the Funds and whether Forward Management has

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Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

sufficiently qualified personnel. The Board noted the background and experience of Forward Management’s senior management. The Board also noted that because the series of the Trust are Forward Management’s principal investment advisory clients, the expertise of, and amount of attention expected to be given to the Funds by, Forward Management’s management team is substantial. The Board considered Forward Management’s ability to attract and retain qualified business professionals.

The Board also considered Forward Management’s compliance operations with respect to the Funds. The Board noted that Forward Management represented that they had no significant compliance or administrative problems over the past year and that no deficiencies were found by any independent audit. The Board also considered the services provided by Forward Management as a “manager of managers.” In this connection, the Board noted that Forward Management has been active in monitoring the performance of the Sub-Advisors to the Funds.

The Board also considered the nature, extent, and quality of services provided by Forward Management as portfolio manager of the Sierra Club Stock Fund. The Board was aided by various presentation materials and a discussion conducted with senior management regarding the manner in which Forward Management managed the Sierra Club Stock Fund and its capabilities for providing such services. The Board then considered whether Forward Management has the appropriate resources, personnel and systems in place to directly manage the Fund. The Board noted that Forward Management is an SEC-registered investment adviser and has management personnel with experience evaluating companies in consideration of, among other things, the Fund’s socially responsible investment mandate.

Sub-Advisory, Affinity and Cedar Ridge Agreements. The Board considered the benefits to shareholders of retaining or continuing to retain each Sub-Advisor, particularly in light of the nature, extent, and quality of services to be provided by each Sub-Advisor. The Board considered that each Sub-Advisor had represented that it had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit. The Board considered the quality of the management services provided or expected to be provided to the Funds over both the short and long term and the organizational depth and stability of each Sub-Advisor, including the background and experience of each Sub-Advisor’s senior management, and the expertise of and amount of attention expected to be given to the Funds by the respective portfolio management teams. In this connection, the Board has received regular presentations from portfolio management personnel from each of the Sub-Advisors, and has discussed investment results with such personnel. The Board also considered each Sub-Advisor’s compliance operations with respect to the Funds, including the assessment of each Sub-Advisor’s compliance program by the Trust’s Chief Compliance Officer as required under Rule 38a-1 of the 1940 Act. In conducting its review, the Board was aided by assessments of personnel at Forward Management and the various presentation materials (including frequent presentations made by representatives of the Sub-Advisors to the Board) during the course of the year.

The Board also received information from senior management personnel of Affinity and Cedar Ridge regarding each respective organization. Additionally, the Board was aided by Forward Management’s assessment and various presentation materials (including presentations made by representatives of Affinity and Cedar Ridge to the Board) at the July 6, 2006 Board meeting.

173	December 31, 2006

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

The Board concluded that it was satisfied with the nature, extent and quality of the services provided by Forward Management under the Advisory Agreements and each of the Sub-Advisors under the respective Sub-Advisory Agreements. The Board also concluded that it was satisfied with the nature, extent and quality of the management services expected to be provided by Affinity and Cedar Ridge.

Investment Performance

Existing Funds. The Board considered information about each Fund’s historical performance, as applicable, noting whether there were periods of underperformance and outperformance relative to each Fund’s peer group as well as its respective benchmark indices over time. The Board was provided with a comparative analysis of the performance of each existing Fund relative to certain comparable funds and relevant market indices for certain periods, including annual performance information and cumulative performance information. In assessing performance of the Sub-Advisors, the Board also considered the length of time each Sub-Advisor had served as a Sub-Advisor to the respective Fund. The Board also noted the need for each Sub-Advisor to adhere to its investment mandates, which could at times have an impact on a Fund’s performance.

The Trustees noted that as a general matter the Funds had periods of both underperformance and outperformance compared to their respective benchmarks and peer groups over time. Specifically, the Board noted:

•	The Legato Fund performed comparably to its peer group median during the one-year period ended November 17, 2006;

•

The Small Cap Fund underperformed its peer group median during the one-year period ended September 29, 2006, but outperformed its peer group median for the three- and five-year periods ended September 29, 2006;

•	The Mini-Cap Fund outperformed its peer group median in the one- and three-year periods ended September 29, 2006;

•	The International Equity Fund outperformed its peer group median during the one-, three- and five-year periods ended September 29, 2006;

•	The International Small Companies Fund outperformed its peer group median during the one-, three- and five-year periods ended September 29, 2006;

•	The Global Emerging Markets Fund outperformed its peer group median for the one-, three- and five-year periods ended September 29, 2006;

•	The Equity Income Fund underperformed its peer group median during the one- and three-year periods ended September 29, 2006;

•	The Stock Fund outperformed its peer group median during the one-, three- and five-year periods ended September 29, 2006;

•

The Progressive Real Estate Fund underperformed its peer group median during the one-, three- and five-year periods ended September 29, 2006 and year-to-date through September 29, 2006. The Board took into consideration Management’s explanation that this Fund is less volatile than the typical fund in its peer group and that this characteristic contributes to the Fund’s relative underperformance to its peer group as a result of certain developments in the markets;

•	The Growth Fund outperformed its peer group median during the one- and three-year periods ended September 29, 3006, but underperformed its peer group

December 31, 2006	174

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

median for the five-year period ended September 29, 2006;

•

The Banking and Finance Fund outperformed its peer group median for the three- and five-year periods ended September 29, 2006, but underperformed its peer group median for the one-year period ended September 29, 2006;

•

The Opportunities Fund outperformed its peer group median for the one-year period ended September 29, 2006, but underperformed its peer group median for the three- and five-year periods ended September 29, 2006.

The Board considered that a number of the Funds’ underperformance was slight, and that certain Funds underperforming their benchmark or peer group for a given period had outperformed such benchmarks or peer groups during other periods. The Board also recognized that certain asset classes may be out of favor from time to time, which can have an effect on performance. The Board discussed the possible reasons for the underperformance of certain Funds with Forward Management, and took note of Forward Management’s plans to continue to monitor and address performance.

Performance information for each class of shares of the Funds, including performance relative to each Fund’s benchmark index, is contained in this Report under the heading “Fund Performance.”

The Board determined to continue to monitor the performance of the Funds and concluded after consideration of the performance and strategy for each of the Funds that each Sub-Advisor should continue to serve under the respective Sub-Advisory Agreements subject to supervision of the Board and Forward Management, and that Forward Management should continue to serve under the Advisory Agreements subject to the supervision of the Board.

New Funds. With respect to Affinity and Cedar Ridge, the Board considered information about the performance of composites of accounts managed by Affinity with a strategy similar to the strategy to be utilized by Affinity with respect to the Fund and information about the performance of an account managed by Cedar Ridge.

The Board concluded that Affinity and Cedar Ridge have the ability to provide high quality investment management services to the respective New Funds over the long-term, subject to ongoing review of performance by Forward Management and the Board.

Profitability and Reasonableness of Advisory Compensation

The Board considered the cost of services to be provided and profits to be realized by Forward Management from its relationship with the Funds, including the overall financial soundness of Forward Management. The Board considered financial information previously provided by Forward Management with respect to its operating profit or loss, which indicated an operating loss for past years and an operating profit for more recent periods. The Board noted that Forward Management has been responsive to inquiries over time regarding the firm’s financial resources and ability to serve as the investment advisor to the Funds, and the Board has been satisfied with this information. The Board also considered that Forward Management has historically waived fees or reimbursed the various series of the Trust for certain operating expenses that exceeded stated expense limits, and that amounts waived or reimbursed by Forward Management have been substantial. The Board also noted that Forward Management has been willing to incur expenses to replace Sub-Advisors when necessary.

175	December 31, 2006

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

The Board also considered information regarding the investment management fees charged to the Funds by Forward Management and operating expense comparisons for each Fund compared with other comparable registered investment companies. Based on their evaluation of this information, and in particular noting that the investment management fees to be paid to Forward Management with respect to each of the Funds other than the Forward Long/Short Credit Analysis Fund were within the range of the gross investment management fees charged to the group of similar investment companies presented to the Board, the Board concluded that the fee schedule as set forth in the Amended and Restated Investment Management Agreement was reasonable.

With respect to the Forward Long/Short Credit Analysis Fund, the Board considered that the advisory fee combined with the performance fee may be relatively high compared to the other Funds and to typical mutual funds, depending upon the Fund’s performance, and that most mutual funds do not charge a performance fee. The Board acknowledged, however, that the higher fees could be justified by the specialized nature of the Fund and by the relatively greater effort required to manage a portfolio having the objectives of, and using the strategies employed for, the Fund. The Board also considered that the Forward Long/Short Credit Analysis Fund would only be sold to investors meeting certain minimum net worth or investment requirements, which is in accordance with Securities and Exchange Commission regulations regarding performance fees of the nature to be charged to the Fund. In light of the foregoing, the Trustees concluded that the combination of advisory fees and performance fees being charged to the Fund was appropriate and that the fees are not so disproportionately large as to bear no reasonable relationship to the services rendered.

The Board noted that Forward Management’s business consists primarily of managing the Funds, and that Forward Management does not manage any other mutual funds or investment accounts other than the Funds, and so it is not possible to compare the fees charged to the Funds with fees charged to other non-investment company clients of Forward Management. The Board also noted that Forward Management is responsible for compensation of the Funds’ Sub-Advisors and that overall expense ratios of the Funds are currently limited by Forward Management pursuant to contractual expense limitation agreements.

The Board concluded that the advisory fees charged to each Fund were reasonable in light of the services provided to each Fund.

Sub-Advisory Agreements. With respect to the fees paid to the Sub-Advisors, the Board considered information regarding the advisory fees charged by the Sub-Advisors to their other clients, and sub-advisory fees charged by other investment advisors to registered investment companies with similar investment objectives and strategies. The Board noted that all sub-advisory fees are paid by Forward Management out of Forward Management’s advisory fee and negotiated between Forward Management and each Sub-Advisor. The Board noted that it was not aware of any other mutual funds with similar objectives and strategies to those of the Forward Long/Short Credit Analysis Fund.

The Board considered the operating results and financial condition of each Sub-Advisor based on the financial information each Sub-Advisor had provided. The Trustees noted that it was difficult to accurately determine or evaluate the profitability of a particular Sub-Advisory Agreement because each of the Sub-Advisors managed substantial assets other than the Funds or had multiple business lines, and, further, that any

December 31, 2006	176

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

such assessment would involve assumptions regarding each Sub-Advisor’s allocation policies, capital structure, cost of capital, business mix and other factors. Additionally, with respect to profitability, the Board considered that each Sub-Advisor’s fees will be paid by Forward Management and not the Fund, at a rate negotiated between Forward Management and the Sub-Advisor. Based on the prior information provided and the nature of the negotiation underlying each Sub-Advisory Agreement, the Board concluded that it was reasonable to infer that each Sub-Advisors’ profitability with respect to the relevant Fund was not excessive.

The Board concluded that the sub-advisory fees charged to each Fund were reasonable in light of the services provided to each Fund.

Economies of Scale

The Board considered the potential of Forward Management and the Funds to experience economies of scale as the Funds grow in size, but recognized that the existing Funds currently have relatively small asset levels, and that Forward Management has historically subsidized those Funds at smaller asset levels. The Board noted that the Advisory Agreements reflect breakpoints in the advisory fees as the assets grow for all Funds except the Mini-Cap Fund. The Board concluded that considering the size and operating history of the Funds and the fee and financial information considered by the Board, the current fee structures reflected in the Agreements are appropriate. The Board also noted that it would have the opportunity to periodically re-examine whether the Funds had achieved economies of scale, and the appropriateness of management fees payable to Forward Management, in the future.

Any Additional Benefits and Other Considerations

The Board considered ancillary benefits to be received by Forward Management as a result of Forward Management’s relationship with the Funds, including the fees paid by the Funds to ReFlow Management Co., LLC, a company that is affiliated with Forward Management, for the Funds’ participation in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. The Board concluded that any potential benefits to be derived by Forward Management from its relationship with the Funds include potential for larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisors to mutual funds. The Board also determined that Forward Management has made a commitment to the recruitment and retention of high quality personnel, and maintains the financial and operational resources reasonably necessary to manage the Funds. The Board also favorably considered Forward Management’s entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment.

The Board considered any benefits to be derived by each Sub-Advisor from its relationship with the Funds, such as soft dollar arrangements. In this connection, the Board has received regular reports from each Sub-Advisor regarding its soft dollar policies and usage. The Board also noted that Affinity and Cedar Ridge each previously had represented that they currently do not expect to receive additional benefits from the New Funds in the form of research, information and other services obtainable from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Board concluded that any potential benefits to be derived by a Sub-Advisor from its relationship with the Funds included benefits which were consistent with those generally derived by sub-advisors to mutual funds.

177	December 31, 2006

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, found that: (i) the compensation payable under each Agreement is fair and bears a reasonable relationship to the services to be rendered; and (ii) the renewal of the Advisory Agreements and each Sub-Advisory Agreement, and the approval of the Affinity Agreement and Cedar Ridge Agreement, is in the best interests of each respective Fund and its shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the renewal of the Advisory Agreements and each Sub-Advisory Agreement and approved the Affinity Agreement and the Cedar Ridge Agreement.

December 31, 2006	178

Additional Company Information (Unaudited)

The business and affairs of the Trust and each Fund are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. You can find more information about the Trustees in the Statement of Additional Information (SAI) which is available without charge by calling (800) 999-6809.

NON-INTERESTED TRUSTEES:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Haig G. Mardikian Age: 59	Chairman	Since 1998+	Owner of Haig G. Mardikian Enterprises, a real estate investment business (1971 to present); General Partner of M&B Development, a real estate investment business (1982 to present); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (1983 to present); Vice Chairman and Trustee of the William Saroyan Foundation (1992 to present). Mr. Mardikian served as Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001) and Chairman and Director of SIFE Trust Fund (1978 to 2002). Trustee of the International House of UC Berkeley (term: 2001 to 2007); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2006); Trustee of the Herbert Hoover Presidential Library (1997 to present); Trustee of the Herbert Hoover Foundation (2002 to present); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006).	14	None

Donald O’Connor Age: 70	Trustee	Since 2000+	Financial Consultant (1997 to present); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	14	Trustee of the Advisors Series Trust (15) (1997 to present)

179	December 31, 2006

Additional Company Information (Unaudited)

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
DeWitt F. Bowman Age: 76	Trustee, Audit Committee Chairman	Since 2006 (Director of Forward Funds, Inc. since 2000)+	Principal, Pension Investment Consulting, a consulting company (1994 to present); Interim Treasurer and Vice President for Investments, Regents of the University of California (2000 to 2001); Treasurer of Pacific Pension Institute, a non-profit education organization (1994 to 2002); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to 2004); Director, Episcopal Diocese of California, a non-profit religious organization (1964 to present); Director RREEF America Fund, a real estate investment trust (1994 to 2006); Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (1994 to present); Trustee, PCG Private Equity Fund, a private equity fund of funds (1998 to present).	14	Trustee, Brandes Institutional International Fund (May 1995 to present); Director, RREEF America III REIT (May 2002 to present); Trustee, Sycuan Funds (September 2003 to present); Trustee, Wilshire Mutual Funds (March 1996 to present); Trustee, Wilshire VIT Funds (September 2005 to present).

Rosalind M. Hewsenian Age: 53	Trustee	Since 2007	Managing Director and Principal, Wilshire Associates, Inc, an investment consulting and management business (2001 to 2006); Director, Wilshire Associates, Inc. (1996 to 2006)	14	N/A

December 31, 2006	180

Additional Company Information (Unaudited)

INTERESTED TRUSTEE:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
J. Alan Reid, Jr.**** Age: 44	President, Trustee	Since 2001+	President of Forward Management, LLC, an investment advisor (2001 to present); President and Director, ReFlow Management Co., LLC, an investment advisor (2001 to present); President and Director, ReFlow Fund, an investment service company (2002 to present); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2001); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to present); Advisory Board Member, Finaplex, a software company (2002 to present); Advisory Board of SunGard Expert Solutions (1998 to present).	14	Director, FOLIOfn, Inc. (2002 to present)

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.

**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.

***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

****	Mr. Reid is considered an interested Trustee because he acts as President of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust.

+	Each Trustee, other than DeWitt Bowman and Rosalind M. Hewsenian, has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, the individual served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000. Ms. Hewsenian was appointed as Trustee effective January 11, 2007.

181	December 31, 2006

Additional Company Information (Unaudited)

OFFICERS:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee
Barbara H. Tolle 433 California Street Suite 1100 San Francisco, CA 94104 Age: 57	Treasurer	Since 2006	Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1999-2006)	N/A

Mary Curran 433 California Street Suite 1100 San Francisco, CA 94104 Age: 59	Secretary	Since 2004**	Chief Legal Officer, Forward Management since 2002; Chief Legal Officer, ReFlow Management Co., LLC (since 2005); General Counsel, Morgan Stanley Online (1997-2002).	N/A

Judith M. Rosenberg 433 California Street Suite 1100 San Francisco, CA 94104 Age: 58	Chief Compliance Officer and Chief Legal Officer	Since 2006	Chief Compliance Officer, Forward Management since 2005; Chief Compliance Officer, ReFlow Management Co., LLC (since 2005); First Vice President and Senior Attorney, Morgan Stanley (1984-2005).	N/A

*	Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

**	Ms. Curran has served as an officer of the Trust since May 1, 2005. However, beginning on the date indicated in the chart, Ms. Curran served as an officer for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005.

December 31, 2006	182

Investment Advisor

Forward Management, LLC

Administrator

ALPS Fund Services, Inc.

Distributor

ALPS Distributors, Inc.

Counsel

Dechert LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Custodian

Brown Brothers Harriman & Co.

Transfer Agent

ALPS Fund Services, Inc.

Forward Funds

P.O. Box 1345

Denver, CO 80201

(800) 999-6809

www.forwardfunds.com

Core

Forward Large Cap Equity Fund

Small Cap

Forward Emerald Growth Fund

Forward Hoover Small Cap Equity

Fund Forward Hoover Mini-Cap Fund

Forward Legato Fund

Alternative

Forward Emerald Banking and Finance Fund Forward Emerald Opportunities Fund

International

Forward Global Emerging Markets Fund Forward International Equity Fund Forward International Small Companies Fund

Forward Progressive

Forward Progressive Real Estate Fund Sierra Club Equity Income Fund Sierra Club Stock Fund

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Item 2.	Code of Ethics.

The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant. During the period covered by this report, an amendment was made to the provisions of the code of ethics adopted as described in 2(a) above. Specifically, the covered officers were changed to reflect the Trust’s principal executive officer and principal financial officer. The registrant’s Code of Ethics for principal executive and principal financial officers is attached hereto under Item 12(a)(1) as an Exhibit on this Form N-CSR.

During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted as described in 2(a) above were granted.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” serving on its audit committee, DeWitt Bowman. Mr. Bowman is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4.	Principal Accountant Fees and Services.

The fee information provided for 2006 in paragraphs (a)—(g) pertains to the Forward Large Cap Equity Fund, the Forward Emerald Growth Fund, the Forward Hoover Small Cap Equity Fund, the Forward Hoover Mini-Cap Fund, the Forward Legato Fund, the Forward Emerald Banking and Finance Fund, the Forward Emerald Opportunities Fund, the Forward Global Emerging Markets

Fund, the Forward International Equity Fund, the Forward International Small Companies Fund, the Forward Progressive Real Estate Fund, the Sierra Club Equity Income Fund and the Sierra Club Stock Fund (each a “Fund,” and collectively, the “Funds”).

The fee information provided for 2005 in paragraphs (a)—(g) pertains to the Forward Emerald Growth Fund, the Forward Emerald Banking and Finance Fund and the Forward Emerald Opportunities Fund (each a “Fund,” and collectively, the “Forward Emerald Funds”), each a series of Forward Funds (the “Trust”). The Trust, a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Pennsylvania common law trust on August 26, 1992 under the name HomeState Group and was reorganized effective April 7, 2005 as a Delaware statutory trust created on February 1, 2005. Effective July 1, 2005, pursuant to an Agreement and Plan of Reorganization, each of the nine then-existing series of Forward Funds, Inc., a Maryland corporation originally incorporated on October 3, 1997, and registered under the 1940 Act, was reorganized into a corresponding newly formed series of the Trust. Fee information prior to May 1, 2005 for the Funds relates to the Predecessor Forward Funds in the Predecessor Company. Effective December 31, 2005, the Forward Emerald Funds’ fiscal year end changed from June 30 to December 31. The Forward Hoover Small Cap Equity Fund, the Forward Hoover Mini-Cap Fund, the Forward Legato Fund, the Forward Global Emerging Markets Fund, the Forward International Equity Fund, the Forward International Small Companies Fund, the Forward Progressive Real Estate Fund, the Sierra Club Stock Fund and the Sierra Club Equity Income Fund (each a “Fund,” and collectively, the “Forward Legacy Funds”).

Audit Fees

(a)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the Funds were $277,500 for the fiscal year ended December 31, 2006; on behalf of the Forward Emerald Funds were $66,009 for the six months ended December 31, 2005 and were $64,000 for the fiscal year ended June 30, 2005; and on behalf of the Forward Legacy Funds were $173,991 for the fiscal year ended December 31, 2005.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item on behalf of the Funds were NONE for the fiscal year ended December 31, 2006; on behalf of the Forward Emerald Funds were NONE for the six months ended December 31, 2005 and were NONE for the fiscal year ended June 30, 2005; and on behalf of the Forward Legacy Funds were NONE for the fiscal year ended December 31, 2005.

Tax Fees

(c)	The aggregate fees billed to the registrant for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning on behalf of the Funds were $94,875 for the fiscal year ended December 31, 2006; on behalf of the Forward Emerald Funds were $19,800 for the six months ended December 31, 2005 and were $22,200 for the fiscal year ended June 30, 2005; and on behalf of the Forward Legacy Funds were $59,400 for the fiscal year ended December 31, 2005.

For the Registrant’s fiscal year ended December 31, 2005, the Forward Emerald Funds were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Tax fees for the HomeState Group relate to the preparation of excise tax calculations and returns and preparation of state and federal tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item on behalf of the Funds were $10,000 for the fiscal year ended December 31, 2006; on behalf of the Forward Emerald Funds were NONE for the six months ended December 31, 2005 and were NONE for the fiscal year ended June 30, 2005; and on behalf of the Forward Legacy Funds were NONE for the fiscal year ended December 31, 2005.

(e)(1)	The registrant’s Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services to be performed for the registrant by its Auditor. The registrant’s Audit Committee has established polices and procedures (“Procedures”) for pre-approval of all audit and permissible non-audit services provided by its independent accountant (“Auditor”). Under the Procedures, the Audit Committee must approve the engagement of the Auditor to certify the Fund’s financial statements for each fiscal year. In approving this engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the Auditor to enable the Audit Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee shall also consider the Auditor’s proposed fees for the engagement, in light of the scope and nature of the audit services that the Fund will receive. The Audit Committee will report to the Board of Trustees regarding its approval of the engagement and the proposed fees for the engagement, and the basis for such approval.

Additionally, the Audit Committee may pre-approve certain types of non-audit services to the Fund and its service affiliates that are not a prohibited service, as described in the Procedures. The Audit Committee may set limits on fees and other conditions on such services, as it believes to be appropriate. On an annual basis, management of the Fund, in consultation with the Auditor, shall provide to the Audit Committee for its consideration: (i) a list of those types of non-audit services, if any, that the Fund may request from the Auditor during the fiscal year; and (ii) a list of those types of non-audit services directly impacting the Fund’s operations and financial reporting that service affiliates may request from the Auditor during the fiscal year. In addition, the Procedures permit the Audit Committee to pre-approve non-audit services to the Fund and to its service affiliates on a project-by-project basis.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) 100%

(d) Not applicable

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	The aggregate non-audit fees billed by the Fund’s accountant for services rendered to the registrant, and rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years on behalf of the Funds were NONE for the fiscal year ended December 31, 2006; on behalf of the Forward Emerald Funds were NONE for the six months ended December 31, 2005 and were $19,800 for the fiscal year ended June 30, 2005; and on behalf of the Forward Legacy Funds were NONE for the fiscal year ended December 31, 2005.

The aggregate non-audit fees billed by the Fund’s accountant for services rendered to the registrant, and rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the HomeState Group were $28,670 for the fiscal year ended June 30, 2005.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6.	Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable to registrant.

Item 10.	Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, were implemented after the registrant’s last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FORWARD FUNDS

By:	/s/ J. Alan Reid, Jr.
J. Alan Reid, Jr.
President & Trustee

Date:	March 2, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Alan Reid, Jr.
J. Alan Reid, Jr.
President & Trustee

Date:	March 2, 2007

By:	/s/ Barbara Tolle
Barbara Tolle
Treasurer

Date:	March 2, 2007